[LOGO]            1997
                  ANNUAL
                  REPORT

                  -  MANAGER DISCUSSIONS

                  -  FINANCIALS

HARTFORD
  SMALL COMPANY FUND

PORTFOLIO MANAGER

                                    Q. HOW DID THE FUND PERFORM?

                                    For the year ended 12/31/97, the
                                    Hartford Small Company Fund returned
                                    18.4% versus 19.0% for the Lipper Small
                                    Company VA-underlying fund average.

MARK WATERHOUSE                     Q. WHY DID THE FUND PERFORM THIS WAY?
Vice President
Wellington Management Company, LLP  While providing strong double-digit returns for the year, small stocks, as
                                    measured by the Russell 2000,
                                    underperformed larger stocks.  Just
                                    when the tide appeared to be turning
                                    for small stocks, concerns stemming
                                    from the deepening currency and
                                    economic crisis in Asia shook the US
                                    equity market and once again caused a
                                    flight to quality and large company
                                    stocks.  The most significant
                                    contributor to our relative
                                    performance, both positive and negative
                                    during the year was the Portfolio's
                                    overweighing in the technology sector
                                    (37% the portfolio versus 14% in
                                    Russell 2000 as of 12/31/97).  During
                                    much of the first half of the year, the
                                    Portfolio benefited from the strong
                                    earnings growth trends in this sector.
                                    However, during the second half of the
                                    year, the technology sector was
                                    particularly hard hit, as volatility in
                                    the US equity market increased due to
                                    concerns over the difficulties in Asia.
                       PERFORMANCE
                          OVERVIEW
8/9/96 - 12/31/97

GROWTH OF A $10,000 INVESTMENT.     Q. WHAT IS YOUR OUTLOOK FOR 1998?

                                    Despite recent difficulties in the
                                    technology sector, we continue to
                                    believe that a number of stocks in this
                                    sector represent excellent long-term
                                    value, and that technology stocks will
                                    ultimately rebound given their
                                    importance to the overall US economy.
                                    Our strategy continues to look for
                                    quality high-growth companies whose
                                    stocks represent good upside potential
                                    with limited downside risk.  We
                                    continue to canvass the smaller stock
                                    universe to "upgrade" the portfolio and
                                    take advantage of any high quality
                                    names that have been oversold.  While
                                    the market has been experiencing an
                                    extended period of large cap
                                    outperformance, we are confident that
                           $13,641  small cap investors with longer
                                    investment horizons will be rewarded
                                    with very attractive returns as the
                                    small cap sector retakes its
                           $12,684  performance leadership position.

-- Small Company Fund  -- Russell 2000

ANNUALIZED RETURNS
                AVERAGE ANNUAL RETURNS
             PERIOD ENDED DECEMBER 31, 1997
                1 YEAR    SINCE INCEPTION
Small Co        18.38%        18.59%
Russell 2000    22.36%        24.94%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY FUND (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  CAPITAL APPRECIATION FUND

PORTFOLIO MANAGER

                                    Q.  HOW DID THE FUND PERFORM?

                                    The Hartford Capital Appreciation Fund
                                    outperformed its Lipper peer group for
                                    the year ended 12/31/97.  The Capital
                                    Appreciation Fund returned 22.3% versus
                                    21.5% for the Lipper Capital
                                    Appreciation VA-underlying fund average.

SAUL J. PANNELL, CFA                Q.  WHY DID THE FUND PERFORM THIS WAY?
Senior Vice President and Partner
Wellington Management Company, LLP  Much of the Portfolio's success during the year can be attributed to stock
                                    selection.  With help from our
                                    proprietary research analysts and
                                    diligent company-specific research, we
                                    were able to identify companies across
                                    all sectors and market capitalizations
                                    that significantly outperformed the
                                    market, such as PHILLIPS ELECTRONICS, a
                                    Dutch electronics conglomerate,
                                    MULTICARE COMPANIES, a provider of
                                    nursing homes, and DIME BANCORP, a
                                    Savings & Loan.  The Portfolio also
                                    experienced some volatility late in the
                                    year as several of our technology
                                    holdings were negatively impacted due
                                    to the turmoil in Asia.

                       PERFORMANCE
                          OVERVIEW
1/1/88 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                           $59,833  Q.  WHAT IS YOUR OUTLOOK FOR 1998?
                           $52,448
                                    In an environment of lower projected
                                    interest rates, we have increased our
                                    finance sector weighting by adding to
                                    holdings as they came under pressure.
                                    In light of our long-term positive view
                                    on the technology sector we are
                                    maintaining a significant weighting in
                                    this sector.  We continue to find good
                                    investment ideas outside the US, and
                                    foreign investments levels were
                                    approximately 16% at year end. Our
                                    overall strategy for the Portfolio
                                    remains dual faceted.  We maintain an
                                    emphasis on smaller companies with
                                    dynamic earnings growth prospects, and
                                    coupled with an  opportunistic trading
                                    approach to larger cap stocks where we
                                    typically see a catalyst for
                                    outperformance.

-- Capital Appreciation Fund  -- S&P 500

ANNUALIZED RETURNS
  AVERAGE ANNUAL RETURNS
  PERIOD ENDED DECEMBER 31, 1997
          1 YEAR    5 YEAR    10 YEAR
Cap Ap    22.34%    18.95%     19.60%
S&P 500   33.35%    20.25%     18.03%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  MIDCAP FUND

PORTFOLIO MANAGER           Q.  HOW DID THE FUND PERFORM?

                            During its first full quarter of performance ended 12/31/97, the Hartford MidCap Fund significantly outperformed both its Lipper peer group and the S&P Midcap 400 Index. The MidCap Fund returned 3.9% versus - 4.2% for the Lipper Mid Cap VA-underlying fund average, ranking the Fund as the number 1 performing fund in its Lipper group (out of 42). The MidCap Fund also returned 10.1% from 7/31/97, once again outperforming its Lipper peer group which returned 1.2%.

PHILLIP H. PERELMUTER
Vice President
Wellington Management Company, LLP

                            Q.  WHY DID THE FUND PERFORM THIS WAY?

                            The Portfolio's strong relative performance during its first full calender quarter open was driven primarily by stock selection. There were thirteen holdings which appreciated over 20% in the quarter as opposed to only four holdings which were down over 20%. Diversification paid off as the five top performing holdings in the fund for the quarter (OUTDOOR SYSTEMS, AVIS, COCA COLA ENTERPRISES, PEOPLESOFT, NATIONWIDE FINANCIAL) came from four different sectors.

PERFORMANCE
OVERVIEW
7/15/97 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                            Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                   $11,381 The most significant change to our outlook has been driven by the recent economic events in Asia. We believe the developments in Asia will
                   $11,072 cause, profit growth to slow for some US companies primarily for two reasons: the regions currency devaluation will make Asian imports more price competitive and the economic slowdown will create less demand for U.S. goods. Our strategy in this environment is to focus on companies with a domestic orientation, strong positions in their industry, and the ability to show good earnings growth in a slowing economy. These companies will come from the five sectors of opportunity that the Fund is focused on: consumer products, health care, finance, technology and services. As a result of this change in outlook, we have recently raised our health care sector weighting by over 2%. The health care industry is almost entirely a domestic industry which has little economic sensitivity, and we are expecting no major regulatory changes which would negatively impact the industry during the next year. We continue to believe the type of mid cap companies we own should fare well in the current market environment.

-- MidCap Fund  S&P 400  -- S&P 400

CUMULATIVE RETURNS
             CUMULATIVE RETURNS
       PERIOD ENDED DECEMBER 31, 1997
              SINCE INCEPTION
MidCap            13.81%
S&P 400           10.72%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MID CAP FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  INTERNATIONAL OPPORTUNITIES FUND

LEAD PORTFOLIO MANAGER              Q.  HOW DID THE FUND PERFORM?

                                    For the year ended 12/31/97, the Hartford
                                    International Opportunities Fund returned
                                    0.3% versus 5.2% for the Lipper
                                    International VA-underlying fund average.

TROND SKRAMSTAD                     Q.  WHY DID THE FUND PERFORM THIS WAY?
Senior Vice President and Partner
Wellington Management Company, LLP  While the broadly diversified approach of the Portfolio limited some of the volatility experienced in the Asian markets, it's our significant position in Japan negatively impacted performance. Our view that the Japanese economy would experience a slow recovery in 1997 hurt performance as the problems within the Japanese economy continued. On a positive note, with 67% of assets invested in Europe, the Portfolio benefited from the strong performance in this region during much of the year. We find European managements increasingly focused on profitability and earnings growth, with global competition and the move to a monetary union accelerating this process.


                       PERFORMANCE
                          OVERVIEW

7/2/90 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                                    Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                                    Given the continued weakness in the
                                    Japanese market and our view that it
                                    will take considerable time and effort
                                    to work out its problems, we have
                                    further reduced the Portfolio's weight
                                    in Japan and have taken a more
                                    defensive posture.  While growth in
                                    Europe in 1998 will likely feel the
                                    impact of the Asian crisis, we believe
                                    that low inflation, solid profit growth
                                    and the impending monetary union will
                                    support the European equity markets.
                                    Given this outlook, we believe that
                                    larger and stronger companies are
                                    likely to do relatively better and we
                           $16,130 are currently adding to more defensive, larger capitalization stocks.
                           $15,440

-- International Opportunities    -- EAFE GDP Fund

ANNUALIZED RETURNS
                AVERAGE ANNUAL RETURNS
            PERIOD ENDED DECEMBER 31, 1997
              1 YEAR    5 YEAR  SINCE INCEPT.
Int'l Opp      0.34%    11.10%     6.58%
EAFE GDP*      5.77%    12.75%     5.96%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX

HARTFORD
  STOCK FUND

PORTFOLIO MANAGER                   Q.  HOW DID THE FUND PERFORM?

                                    The Hartford Stock Fund outperformed
                                    its Lipper peer group during the year
                                    ended 12/31/97.  The Stock Fund
                                    provided a total return of 31.4% versus
                                    25.4% for the Lipper Growth
                                    VA-underlying fund average, placing the
                                    Fund in the first quartile of
                                    performance for funds in the group.

RAND L. ALEXANDER, CFA              Q. WHY DID THE FUND PERFORM THIS WAY?
Senior Vice President and Partner
Wellington Management Company, LLP  The performance of the Portfolio was once again helped by our emphasis on
                                    large, high quality growth companies
                                    and our overweights in the health care,
                                    retail, financial, and energy sectors.
                                    The Portfolio also benefited from
                                    strong performance by several of our
                                    top 10 holdings, including GENERAL
                                    ELECTRIC, TRAVELERS, MERRILL LYNCH,
                                    GANNETT, PROCTOR & GAMBLE, WAL-MART and
                                    IBM.  We also had our share of
                                    disappointments in BOEING, COLUMBIA/HCA
                                    and PHARMACIA & UPJOHN.

                       PERFORMANCE  Q. WHAT IS YOUR OUTLOOK FOR 1998?
                          OVERVIEW
1/1/88 - 12/31/97                   Turning to 1998, it is difficult to
GROWTH OF A $10,000 INVESTMENT.     predict a fourth straight year of
                           $52,448  record returns for the US equity
                           $48,701  market, but we continue to see reasons
                                    for optimism.  The economy continues to
                                    grow and the problems in Asia and the
                                    Pacific Rim should help keep a lid on
                                    inflation.  Money continues to flow
                                    into mutual funds at what we believe to
                                    be sustainable levels based on
                                    demographics and corporate America is
                                    in sound financial shape.  So, unless
                                    interest rates rise substantially or
                                    corporate profits fall precipitously
                                    over the next six months, we see no
                                    reason to alter our view.  We continue
                                    to look for companies with great brand
                                    franchises, large market shares, high
                                    returns on equity, low debt to total
                                    capital, and strong managements selling
                                    at reasonable multiples.  While
                                    price-to-earnings multiples have
                                    certainly expanded in the last five
                                    years, that expansion has been
                                    supported by falling inflation and
                                    declining interest rates, a trend we
                                    expect to continue.

-- Stock Fund        S&P 500

ANNUALIZED RETURNS
            AVERAGE ANNUAL RETURNS
        PERIOD ENDED DECEMBER 31, 1997

          1 YEAR    5 YEAR    10 YEAR
Stock     31.38%    19.70%    17.15%
S&P 500   33.35%    20.25%    18.03%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  DIVIDEND AND GROWTH FUND

PORTFOLIO MANAGER                   Q.  HOW DID THE FUND PERFORM?

                                    The Hartford Dividend and Growth Fund
                                    outperformed its Lipper peer group for
                                    the year ended 12/31/97.  The Dividend
                                    and Growth Fund provided a total return
                                    of 31.9% versus 29.1% for the Lipper
                                    Equity Income VA-underlying fund
                                    average, placing the Fund in the first
                                    quartile of performance for funds in
                                    the group.

LAURIE A. GABRIEL, CFA              Q.  WHY DID THE FUND PERFORM THIS WAY?
Senior Vice President and Partner
Wellington Management Company, LLP  The Portfolio's performance during the year benefited from its overweighting
                                    in the utility sector which experienced
                                    a particularly strong year.  This
                                    sector's performance picked up during
                                    the last half of the year as the
                                    turmoil in Asia led investors to seek
                                    companies with predictable earnings.
                                    The Portfolio also benefited from its
                                    underweighting versus the competition
                                    in technology stocks.  For the same
                                    reasons that investors shifted assets
                                    into sectors like utilities, they took
                                    money out of the technology sector,
                                    which tends to have more volatile
                                    earnings.  Because of the Portfolio's
                                    mandate for a higher-than-average
                                    dividend yield, it is consistently
                                    underweighted in this sector which has
                                    served us well in the recent
                                    environment.  Lastly, the financial
                                    sector was the best performing sector
                                    in the S&P 500 and the Portfolio's
                                    holdings in this sector, such as
                                    CITICORP, FIRST BANK SYSTEMS and FANNIE
                       PERFORMANCE  MAE were significant contributors to
                          OVERVIEW  performance.

3/9/94 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                                    Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                                    Looking forward, our expectations for
                           $23,396  the US equity market are somewhat
                                    subdued.  The deteriorating economic
                           $22,687 conditions in Asia have caused us to lower our growth expectations for the US economy. Sharply reduced exports to Asia combined with a rising US Dollar exchange rate, intense pricing pressure and continued upward pressure on wages have caused us to reduce our 1998 corporate profits outlook. On a positive note, this competitive pricing environment will also ensure a very low inflation rate for the year. As a result of this outlook we believe the Portfolio is well-positioned given its emphasis on companies with an above-average yield, a below average price-to-earnings ratio and risk.

-- Dividend & Growth Fund     S&P 500

ANNUALIZED RETURNS
                  AVERAGE ANNUAL RETURNS
              PERIOD ENDED DECEMBER 31, 1997
                  1 YEAR  SINCE INCEPTION
Div & Grow        31.89%      23.73%
S&P 500           33.35%      23.94%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  INTERNATIONAL ADVISERS FUND

PORTFOLIO MANAGER

                                    Q.  HOW DID THE FUND PERFORM?

                                    The Hartford International Advisers
                                    Fund returned 5.5% during the year
                                    ended 12/31/97 versus 7.8% for its
                                    Composite benchmark, comprised of 55%
                                    MSCI EAFE GDP-Net Index, 35% Salomon
                                    Brothers World Government Bond ex-US
                                    Index-Hedged, and 10% US T-Bill.
ROBERT EVANS
Vice President
Wellington Management Company, LLP

                                    Q.  WHY DID THE FUND PERFORM THIS WAY?

                                    With respect to the fixed income
                                    portion of the Portfolio, a strong
                                    fourth quarter capped a sterling year
                                    for global fixed income markets, with
                                    the Salomon Brothers non-US World
                                    Government Bond Index - hedged
                                    returning 11.1% for the year.  A
                                    balanced global economy, low and
                                    falling inflation, easy monetary
                                    conditions, improving fiscal positions,
                                    and the rising probability of a
                                    successful European Monetary Union
                                    (EMU) process supported an environment
                                    of falling global interest rates.  The
                                    fixed income portion of the Portfolio
                                    held a longer-than-index aggregate
                                    portfolio duration for much of the
                                    year, with overweight positions more
TROND SKRAMSTAD                     recently in Germany, Sweden, UK, and
Senior Vice President and Partner   Australia and underweight positions in
Wellington Management Company, LLP  Canada and Japan.

                       PERFORMANCE
                          OVERVIEW
3/1/95 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.     Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                                    The 1997 theme of moderate global
                                    economic growth and low inflation is
                                    still intact as we move into a new
                          $14,098   year.  Economic activity for the
                                    world's 15 largest countries (G-15) in
                          $13,665 1998 is expected to average 2.2% versus 2.8% in 1997. We expect inflation to
                          $13,002 average 1.5% for the year, a 30 year low. In contrast to 1997, the global growth leadership should shift towards Continental Europe (Germany, France, Holland, Spain, Denmark) from North America and the UK, while Japan will continue to flirt with recession. We believe the moderate economic expansion, historically low inflation levels and accommodative monetary policies will continue to support European bond markets. Accordingly, the Portfolio will maintain an overweight in Europe relative to the index. The Asian crisis will lower aggregate global economic activity and inflation and thereby supporting the major fixed income markets in 1998 and we will continue to carefully monitor events in this region. Going into the new year, the fixed income portion of the Portfolio will overweight Germany, Sweden, UK, and Australia and underweight Japan. As always, the fixed income portion of the Portfolio continues to hedge its local currency exposure.

-- International Advisers Fund     EAFE GDP
   Salomon World Government Bond ex-US Index

ANNUALIZED RETURNS
                 AVERAGE ANNUAL RETURNS
             PERIOD ENDED DECEMBER 31, 1997
               1 YEAR    SINCE INCEPTION
Int'l Adv       5.52%        11.63%
EAFE GDP        5.77%         9.69%
Salomon        11.10%        12.86%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL ADVISORS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  ADVISERS FUND

PORTFOLIO MANAGERS

                                    Q.  HOW DID THE FUND PERFORM?

                                    The Hartford Advisers Fund outperformed
                                    its Lipper peer group for the year
                                    ending 12/31/97.  The Advisers Fund
                                    provided a total return of 24.5% versus
                                    18.9% for the Lipper Flexible
                                    VA-underlying fund average, placing the
RAND L. ALEXANDER, CFA              Fund in the first quartile of
Senior Vice President and Partner   performance and ranking the Fund 7 out
Wellington Management Company, LLP  of 75 funds in the group.


                                    Q.  WHY DID THE FUND PERFORM THIS WAY?

                                    The outperformance of the Portfolio
                                    during the year can be largely
                                    attributed to our high relative
                                    weighting in equities.  During 1997,
                                    the equity portion of the Portfolio
                                    benefited from our emphasis on large,
                                    high quality growth companies and our
                                    overweights in the health care, retail,
                                    financial, and energy sectors.  The
                                    bond market provided a favorable
                                    environment for the fixed income
                                    portion of the Portfolio.  In light of
                                    our view that interest rates may
                                    decline further, we have reduced our
                                    holdings of mortgage-backed securities
                                    which can suffer in a falling interest
                                    rate environment as a result of
PAUL D. KAPLAN                      refinancing.  Corporate bonds remain
Senior Vice President and Partner   unattractive, particularly if the
Wellington Management Company, LLP  economy slows.

                       PERFORMANCE
                          OVERVIEW
1/1/88 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                           $52,448  Q. WHAT IS YOUR OUTLOOK FOR 1998?

                                    The asset allocation at the end of the
                           $37,294 year was 62% stocks, 37% bonds and 1% cash. We recently reduced the equity weighting of the Portfolio from a high of nearly 70% due to our belief that the relative value of stocks versus bonds is narrowing. While we continue
                           $23,988  to believe that in the longer-term
                                    equities deserve to be emphasized,
                                    bonds have become more attractive in
                                    today's market environment. We believe
                                    strongly that inflation remains on a
                                    downward path.  The world-wide
                                    competitive environment, the
                                    strengthening US dollar, falling
                                    commodity prices, and a general slowing
                                    in the world's economies make the
                                    likelihood of an upward move in the
                                    inflation rate remote.  We continue to
                                    keep cash balances at a minimum.

-- Advisers Fund  -- S&P 500  -- Lehman Govt/Corp

ANNUALIZED RETURNS
             AVERAGE ANNUAL RETURNS
          PERIOD ENDED DECEMBER 31, 1997
           1 YEAR    5 YEAR    10 YEAR
Advisers    24.51%    15.26%    14.07%
S&P 500     33.35%    20.25%    18.03%
Lehman       9.76%     7.61%     9.14%
Govt/Corp

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  BOND FUND

PORTFOLIO MANAGER

                                    Q.  HOW DID THE FUND PERFORM?

                                    The Hartford Bond Fund placed in the
                                    first quartile of its Lipper peer group
                                    for the year ended December 31, 1997,
                                    producing a total return of 11.4%
                                    versus the 10.0% return of the Lipper
                                    Corporate Debt "BBB" Rated
                                    VA-underlying fund average.

ALISON D. GRANGER, CFA            Q.  WHY DID THE FUND PERFORM THIS WAY?
Senior Vice President
The Hartford Investment           - Longer Portfolio Average Maturity and
Management Company (HIMCO)          Duration Position for most of 1997.
                                    Since mid-April the portfolio's
                                    duration ranged between 10% and 20%
                                    longer than the benchmark index.
                                    Long-term Treasury yields declined more
                                    than 100 basis points from then through
                                    year-end, resulting in a price rally
                                    which benefited the portfolio.

                                  - A higher average credit quality than
                                    our peers.  At mid-year we increased
                                    the Fund's allocation to Treasuries, Aa
                                    and Aaa-rated corporates, discount
                                    mortgages and cash to a combined 50% of
                                    the total portfolio due to our concerns
                                    that credit risk was inadequately
                                    priced.  This contributed to the
                                    Portfolio's outperformance during the
                                    second half of the year.

                                  - A reallocation of some of the Fund's
                                    high yield holdings to non-Asian
                                    Emerging Market debt during the fourth
                                    quarter.   When Emerging Market fixed
                                    income debt experienced extreme
                                    volatility beginning in October and
                                    November, we viewed this repricing of
                                    credit risk as a buying opportunity,
                                    especially relative to the valuation of
                       PERFORMANCE  domestic high yield debt.  We sold some
                          OVERVIEW  of the Fund's most fully-valued high
                                    yield holdings and used the proceeds to
1/1/88 - 12/31/97                   purchase Brady bonds and Emerging
GROWTH OF A $10,000 INVESTMENT.     Market sovereign global debt.  This
                                    reallocation yielded outperformance
                                    from mid-November through year-end.


                           $23,988  Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                           $23,242  High inflation-adjusted Treasury
                                    yields, the perceived safety of US
                                    investments amidst recent global
                                    volatility, and the continually
                                    improving deficit situation, all
                                    contribute to our expectation that over
                                    the course of 1998, Treasury yields
                                    will continue to decline. As such, the
                                    duration of the Fund remains longer
                                    than that of our benchmark index.  We
                                    continue to hold a higher-than-average
                                    percentage of the Hartford Bond Fund in
                                    Treasury securities, as we believe that
                                    the corporate market, on average, will
                                    continue to be threatened with
                                    underperformance throughout 1998 due to
                                    changing global economic and individual
                                    company fundamentals, as well as
                                    increased supply.  Having said this,
                                    opportunities in the corporate market
                                    remain in carefully chosen credits
                                    which we will work closely with our
                                    analysts to identify.  We believe that
                                    opportunities remain in certain areas
                                    of the mortgage market, such as
                                    discount 15 year passthroughs, and have
                                    maintained an overweight in these
                                    securities.  Finally, we view the total
                                    return potential of Emerging Market
                                    debt to be attractive, recognizing that
                                    significant volatility could be
                                    experienced over the near-term.

-- Bond Income Strategy Fund  -- Lehman
                                 Govt/Corp

ANNUALIZED RETURNS
            AVERAGE ANNUAL RETURNS
        PERIOD ENDED DECEMBER 31, 1997
          1 YEAR    5 YEAR    10 YEAR
Bond      11.35%     7.66%      8.80%
Lehman     9.76%     7.61%      9.14%
Govt/Corp

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  MORTGAGE SECURITIES FUND

PORTFOLIO MANAGER

                                    Q.  HOW DID THE FUND PERFORM?

                                    The Hartford Mortgage Securities Fund
                                    provided a total return of 9.0% for the
                                    year ended December 31, 1997, slightly
                                    underperforming the Lipper U.S.
                                    Mortgage VA-underlying fund average
                                    which returned 9.1%.



TIMOTHY J. WILHIDE                  Q.  WHY DID THE FUND PERFORM THIS WAY?
Senior Vice President and Partner
Wellington Management Company, LLP  The Lehman Mortgage-Backed Securities
                                    Index outperformed both the Lehman
                                    Treasury and Lehman Corporate Indices
                                    on a cash flow adjusted basis during
                                    1997.  This outperformance resulted
                                    from a near perfect fixed income
                                    environment for mortgages: relatively
                                    stable interest rates, excellent
                                    institutional demand for mortgage
                                    securities and a highly liquid market.
                                    Because about three quarters of the
                                    portfolio is positioned similarly to
                                    the MBS Index it enjoyed the same
                                    return profile.

                                    During the year the Fund continued to
                                    seek attractive mortgage related assets
                                    apart from standard U.S. Agency issued
                                    single family residential mortgages.
                                    One ongoing focus of interest was the
                                    commercial mortgage-backed securities
                                    market.  This market has matured over
                                    the last few years from a relatively
                                    small and highly individualized class
                                    of assets to a widely accepted, readily
                                    traded and standardized group of fixed
                                    income securities.  The portfolio buys
                                    only highly rated, liquid securities
                       PERFORMANCE  which our team of CMBS specialists
                          OVERVIEW  believes offer excellent value.

1/1/88 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                                    Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                                    As the new year begins, mortgage
                                    investors have reason to be more
                                    concerned about the threat of
                           $24,340 refinancing to their portfolios. The Asian crisis of 1997's fourth quarter
                           $22,447  has led to a sharp drop in interest
                                    rates.  Most of the mortgage securities
                                    universe is now "in the money", that
                                    is, most homeowners can realize a
                                    refinancings savings.  Historically
                                    such periods have been difficult ones
                                    for the sector.  Nevertheless, mortgage
                                    portfolios that carefully monitor
                                    relative exposure to risk, and make
                                    timely and appropriate adjustments to
                                    deal with it, offer the prospect of
                                    solid relative performance.  Going into
                                    the new year the portfolio will focus
                                    on the risk to the portfolio from
                                    refinancings, seeking securities that
                                    offer the best relative value should
                                    interest rates stay in their new, lower
                                    range.  Examples of securities that
                                    meet this criteria are discount
                                    mortgages as well as high quality,
                                    liquid commercial mortgage-backed
                                    securities.


-- Mortgage Securities Fund  -- Lehman Mortgage
                                Backed Securities

ANNUALIZED RETURNS
               AVERAGE ANNUAL RETURNS
           PERIOD ENDED DECEMBER 31, 1997
             1 YEAR    5 YEAR    10 YEAR
Mortgage      9.01%     6.81%      8.45%
LEH MBS       9.49%     7.21%      9.30%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  BB&T GROWTH & INCOME

PORTFOLIO MANAGER

RICK B. JONES, CFA          Q.  HOW DID THE FUND PERFORM?
Vice President
Branch Banking & Trust Co.  For the period June 30, 1997 through December 31,
                            1997, the BB&T Growth and Income Fund provided a total return of 15.11%. In comparison, the Lipper
                            Growth & Income Variable Annuity Average rose
                            9.96%*.

                            * LIPPER ONLY PROVIDES COMPARISONS FOR MONTH END
                              PERIODS.


                            Q.  WHY DID THE FUND PERFORM THIS WAY?

                            Perhaps ironically, we benefited as much from what stocks we didn't own as much from the securities that we did own in our portfolio. We weren't holding stocks of companies - particularly, large-cap multinationals and many technology issues - that had been market leaders earlier in the year, but ended up reversing direction in the third and fourth quarters. We avoided the situation due to the investment style we practice. We take a diversified value approach, which emphasizes buying financially strong companies at a reasonable price. This approach steered us more toward mid-cap issues, companies with market capitalization's that are mostly larger than $1 billion, and away from truly big, large caps. Another characteristic of our style is not to focus on narrow sectors of the market, but rather, hunt for companies that are niche players, or dominant forces in their particular industries. We like companies that generally have higher-than-average yields, and lower-than-average price-to-earnings and price-to-book ratios, yet offer the potential for accelerated earnings growth. Ultimately, it's earnings that drive stock prices higher.

PERFORMANCE OVERVIEW
                                $11,996

6/3/97 - 12/31/97
GROWTH OF A $10,000 INVESTMENT. $11,591

                            Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                            While we have opinions on stock-market trends, our investing process is driven by our search for relative value among individual stocks, and our commitment to putting together a diversified portfolio. We also stay as fully invested as possible at all times. Since the Fund's inception, our cash holdings have been minimal, roughly 3-5% of the portfolio. We don't try to time the market, nor do we try to time individual sectors. Our sector weightings are pretty close to those in the S&P 500. We aim to add value by buying the best stocks within individual sectors.

-- BB&T Growth & Income  -- S&P 500

CUMULATIVE RETURNS
             CUMULATIVE RETURNS
        PERIOD ENDED DECEMBER 31, 1997
              SINCE INCEPTION
Growth & Income    19.96%
S&P 500            15.91%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BB&T GROWTH AND INCOME FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD
  AMSOUTH EQUITY INCOME FUND

PORTFOLIO MANAGER

CHRISTOPHER WILES, CFA      Q.  HOW DID THE FUND PERFORM?
President
Rockhaven Asset Management  For the period October 31, 1997 through December
                            31, 1997, the AmSouth Equity Income Fund provided a total return of 2.55% compared to the Lipper Equity Income Variable Annuity Peer group which returned 5.49%*.

                            * LIPPER ONLY PROVIDES COMPARISONS FOR MONTH END
                              PERIODS.


                            Q.  WHY DID THE FUND PERFORM THIS WAY?

                            The real key to our performance was due in part to being in cash during the first few days of the Fund's existence, thus avoiding the market crash on October 27th. We were able to take advantage of the opportunity and put our strategy to work. In terms of our investment strategy, we run our portfolio sector-neutral to the S&P 100; that means, we follow the sector weightings of the S&P 500 as a whole. From that perspective, we take a good look at each sector and decide which industries within that sector are most appealing. Then we focus on individual security selection - examining each company's position within its industry, the track record of its management, the sustainability of its return on equity and its valuation fundamentals. We tend to look at an enterprise-value-to-sales ratio, rather than price-to-earnings, and determine whether a company is cheap, on a historical or relative basis to its peers. One stock that meets our criteria is ROYAL GROUP TECHNOLOGIES, a plastics extrusion company that makes plastic casings for windows and doors.
                            The product is incredibly durable, cheap and easy to assemble. Royal is selling this product like hotcakes throughout the developing world, which is helping grow their earnings by 30-35% a year.

PERFORMANCE OVERVIEW
10/23/97 - 12/31/97
GROWTH OF A $10,000 INVESTMENT.

                                $10,257

                                $10,243

                            Q.  WHAT IS YOUR OUTLOOK FOR 1998?

                            We don't try to be market forecasters. Still, we expect 1998 to be a more difficult year for stocks than the last three years have been. We should see more subdued returns out of the equity market. The Asian problem is very real and could lead to tighter profit margins for U.S. firms and slower earnings growth.

-- AmSouth Equity Income  -- S&P 500

CUMULATIVE RETURNS
              CUMULATIVE RETURNS
       PERIOD ENDED DECEMBER 31, 1997
               SINCE INCEPTION
Equity Income       2.57%
S&P 500              2.43%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH EQUITY INCOME FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                           233,750,856
    Cost                          $ 239,212,290
    Market Value.........  $245,380,897        --            --
  Hartford Stock Fund,
    Inc.
    Shares                           342,491,362
    Cost                          $1,100,714,577
    Market Value.........       --       $1,754,695,243      --
  HVA Money Market Fund,
    Inc.
    Shares                           267,032,906
    Cost                          $ 267,032,906
    Market Value.........       --             --        $267,032,906
  Hartford Advisers Fund,
    Inc.
    Shares                         1,464,839,883
    Cost                          $2,548,538,776
    Market Value.........       --             --            --
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                           393,201,702
    Cost                          $1,191,518,665
    Market Value.........       --             --            --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                           176,335,636
    Cost                          $ 190,215,927
    Market Value.........       --             --            --
  Hartford Index Fund,
    Inc.
    Shares                           142,876,568
    Cost                          $ 270,370,922
    Market Value.........       --             --            --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                           303,637,818
    Cost                          $ 352,424,043
    Market Value.........       --             --            --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                           342,782,937
    Cost                          $ 502,839,651
    Market Value.........       --             --            --
  Due from Hartford Life
    Insurance Company....       509,273           3,595   34,153,395
  Receivable from fund
    shares sold..........           239      13,285,824            4
                           ------------  --------------  ------------
  Total Assets...........   245,890,409   1,767,984,662  301,186,305
                           ------------  --------------  ------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....           240      13,285,750           74
  Payable for fund shares
    purchased............       509,402           3,595   34,148,202
                           ------------  --------------  ------------
  Total Liabilities......       509,642      13,289,345   34,148,276
                           ------------  --------------  ------------
  Net Assets (variable
    annuity contract
    liabilities).........  $245,380,767  $1,754,695,317  $267,038,029
                           ------------  --------------  ------------
                           ------------  --------------  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
                           --------------  -----------------   ---------------   ------------  ------------------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                           233,750,856
    Cost                          $ 239,212,290
    Market Value.........       --               --                 --                --             --                  --
  Hartford Stock Fund,
    Inc.
    Shares                           342,491,362
    Cost                          $1,100,714,577
    Market Value.........       --               --                 --                --             --                  --
  HVA Money Market Fund,
    Inc.
    Shares                           267,032,906
    Cost                          $ 267,032,906
    Market Value.........       --               --                 --                --             --                  --
  Hartford Advisers Fund,
    Inc.
    Shares                         1,464,839,883
    Cost                          $2,548,538,776
    Market Value.........  $3,701,278,316        --                 --                --             --                  --
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                           393,201,702
    Cost                          $1,191,518,665
    Market Value.........       --          $1,733,908,230          --                --             --                  --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                           176,335,636
    Cost                          $ 190,215,927
    Market Value.........       --               --             $191,109,211          --             --                  --
  Hartford Index Fund,
    Inc.
    Shares                           142,876,568
    Cost                          $ 270,370,922
    Market Value.........       --               --                 --           $411,157,188        --                  --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                           303,637,818
    Cost                          $ 352,424,043
    Market Value.........       --               --                 --                --          $393,046,097           --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                           342,782,937
    Cost                          $ 502,839,651
    Market Value.........       --               --                 --                --             --             $669,224,723
  Due from Hartford Life
    Insurance Company....        452,648             7,173            99,310          --                 3,770         1,032,701
  Receivable from fund
    shares sold..........            549        13,688,014           142,887        6,849,126          108,721               182
                           --------------  -----------------   ---------------   ------------  ------------------   -------------
  Total Assets...........  3,701,731,513     1,747,603,417       191,351,408      418,006,314      393,158,588       670,257,606
                           --------------  -----------------   ---------------   ------------  ------------------   -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....            434        13,688,077           144,327        6,850,498          109,361               147
  Payable for fund shares
    purchased............        459,485             7,172            93,430          --                 3,769         1,033,593
                           --------------  -----------------   ---------------   ------------  ------------------   -------------
  Total Liabilities......        459,919        13,695,249           237,757        6,850,498          113,130         1,033,740
                           --------------  -----------------   ---------------   ------------  ------------------   -------------
  Net Assets (variable
    annuity contract
    liabilities).........  $3,701,271,594   $1,733,908,168      $191,113,651     $411,155,816     $393,045,458      $669,223,866
                           --------------  -----------------   ---------------   ------------  ------------------   -------------
                           --------------  -----------------   ---------------   ------------  ------------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1997

                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------
ASSETS:
Investments:
  Hartford International
    Advisers Fund, Inc
    Shares                         48,879,214
    Cost                          $56,417,985
    Market Value.........   $57,422,859        --
  Hartford Small Company
    Fund, Inc.
    Shares                         59,385,385
    Cost                          $69,986,701
    Market Value.........       --         $71,393,763
  Hartford MidCap Fund,
    Inc.
    Shares                          8,067,718
    Cost                          $ 8,836,979
    Market Value.........       --             --
  Smith Barney Cash
    Portfolio
    Shares                            507,910
    Cost                          $  507,910
    Market Value.........       --             --
  Smith Barney
    Appreciation Fund
    Shares                             12,256
    Cost                          $   87,371
    Market Value.........       --             --
  Smith Barney Government
    Portfolio
    Shares                             37,076
    Cost                          $   37,076
    Market Value.........       --             --
  BB&T Growth & Income
    Fund
    Shares                            545,238
    Cost                          $ 6,067,937
    Market Value.........       --             --
  AmSouth Equity Income
    Fund
    Shares                            233,814
    Cost                          $ 2,359,717
    Market Value.........       --             --
  Dividend Receivable....       --             --
  Due from Hartford Life
    Insurance Company....        25,458        175,566
  Receivable from fund
    shares sold..........             9             16
                           -------------   ------------
  Total Assets...........    57,448,326     71,569,345
                           -------------   ------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....             8             19
  Payable for fund shares
    purchased............        25,945        175,691
                           -------------   ------------
  Total Liabilities......        25,953        175,710
                           -------------   ------------
  Net Assets (variable
    annuity contract
    liabilities).........   $57,422,373    $71,393,635
                           -------------   ------------
                           -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                    SMITH BARNEY       BB&T          AMSOUTH
                                            SMITH BARNEY         SMITH BARNEY        GOVERNMENT     GROWTH AND       EQUITY
                           MIDCAP FUND     CASH PORTFOLIO      APPRECIATION FUND     PORTFOLIO      INCOME FUND    INCOME FUND
                           SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -------------------   -----------------   --------------   -----------   -------------
ASSETS:
Investments:
  Hartford International
    Advisers Fund, Inc
    Shares                         48,879,214
    Cost                          $56,417,985
    Market Value.........      --             --                    --                 --               --            --
  Hartford Small Company
    Fund, Inc.
    Shares                         59,385,385
    Cost                          $69,986,701
    Market Value.........      --             --                    --                 --               --            --
  Hartford MidCap Fund,
    Inc.
    Shares                          8,067,718
    Cost                          $ 8,836,979
    Market Value.........  $9,173,875         --                    --                 --               --            --
  Smith Barney Cash
    Portfolio
    Shares                            507,910
    Cost                          $  507,910
    Market Value.........      --             $507,912              --                 --               --            --
  Smith Barney
    Appreciation Fund
    Shares                             12,256
    Cost                          $   87,371
    Market Value.........      --             --                   $170,562            --               --            --
  Smith Barney Government
    Portfolio
    Shares                             37,076
    Cost                          $   37,076
    Market Value.........      --             --                    --                $37,076           --            --
  BB&T Growth & Income
    Fund
    Shares                            545,238
    Cost                          $ 6,067,937
    Market Value.........      --             --                    --                 --           $6,477,421        --
  AmSouth Equity Income
    Fund
    Shares                            233,814
    Cost                          $ 2,359,717
    Market Value.........      --             --                    --                 --               --         $2,391,912
  Dividend Receivable....      --                1,205              --                     96           --            --
  Due from Hartford Life
    Insurance Company....      48,940           26,690              --                 --               11,400          6,464
  Receivable from fund
    shares sold..........           1              162                  120                24           --            --
                           -----------        --------             --------           -------       -----------   -------------
  Total Assets...........   9,222,816          535,969              170,682            37,196        6,488,821      2,398,376
                           -----------        --------             --------           -------       -----------   -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....           1              200                  109                32           --            --
  Payable for fund shares
    purchased............      48,925           26,757              --                 --               11,401          6,460
                           -----------        --------             --------           -------       -----------   -------------
  Total Liabilities......      48,926           26,957                  109                32           11,401          6,460
                           -----------        --------             --------           -------       -----------   -------------
  Net Assets (variable
    annuity contract
    liabilities).........  $9,173,890         $509,012             $170,573           $37,164       $6,477,420     $2,391,916
                           -----------        --------             --------           -------       -----------   -------------
                           -----------        --------             --------           -------       -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 DECEMBER 31, 1997

                                                        UNITS
                                                      OWNED BY       UNIT        CONTRACT
                                                    PARTICIPANTS     PRICE      LIABILITY
                                                    -------------  ---------  --------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION
 PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Bond Fund Qualified 1.00%.......................        276,322  $ 4.084713 $    1,128,696
  Bond Fund Non-Qualified 1.00%...................      1,879,248    4.022607      7,559,476
  Bond Fund 1.25%.................................    111,586,155    2.113753    235,865,570
  Bond Fund .25%..................................         57,428    1.421542         81,636
  Stock Fund Qualified 1.00%......................        848,097    8.882260      7,533,018
  Stock Fund Non-Qualified 1.00%..................      3,172,838    8.493415     26,948,230
  Stock Fund 1.25%................................    372,753,860    4.601624  1,715,273,108
  Stock Fund .25%.................................      1,113,935    2.442242      2,720,499
  Money Market Fund Qualified 1.00%...............        979,465    2.570693      2,517,904
  Money Market Fund Non-Qualified 1.00%...........     12,009,970    2.571915     30,888,622
  Money Market Fund 1.25%.........................    140,796,551    1.650311    232,358,097
  Money Market Fund .25%..........................        412,812    1.237665        510,923
  Advisers Fund Qualified 1.00%...................      3,353,386    5.351192     17,944,612
  Advisers Fund Non-Qualified 1.00%...............     11,223,033    5.351192     60,056,604
  Advisers Fund 1.25%.............................  1,012,471,703    3.572368  3,616,921,513
  Advisers Fund .25%..............................      1,064,392    2.012508      2,142,097
  Capital Appreciation Fund Qualified 1.00%.......        858,728    8.154392      7,002,405
  Capital Appreciation Fund Non-Qualified 1.00%...      2,279,033    8.150600     18,575,486
  Capital Appreciation Fund 1.25%.................    351,188,619    4.845288  1,701,610,001
  Capital Appreciation Fund .25%..................      2,365,382    2.354942      5,570,337
  Mortgage Securities Fund Qualified 1.00%........        694,613    2.692454      1,870,214
  Mortgage Securities Fund Non-Qualified 1.00%....      6,914,379    2.692454     18,616,647
  Mortgage Securities Fund 1.25%..................     81,142,537    2.097829    170,223,167
  Mortgage Securities Fund .25%...................         15,250    1.370090         20,891
  Index Fund 1.00%................................        102,566    1.472201        150,998
  Index Fund Non-Qualified 1.00%..................        557,157    1.472201        820,247
  Index Fund 1.25%................................    109,836,846    3.726058    409,258,459
  Index Fund .25%.................................        216,268    2.411839        521,604
  International Opportunities Fund Qualified
    1.00%.........................................        314,039    1.496781        470,048
  International Opportunities Fund Non-Qualified
    1.00%.........................................      1,518,024    1.496728      2,272,069
  International Opportunities Fund 1.25%..........    264,642,015    1.468965    388,749,858
  International Opportunities Fund .25%...........        733,875    1.660294      1,218,449
  Dividend and Growth Fund Qualified 1.00%........        390,646    2.169750        847,604
  Dividend and Growth Fund Non-Qualified 1.00%....      1,710,116    2.169750      3,710,524
  Dividend and Growth Fund 1.25%..................    308,682,099    2.149172    663,410,924
  Dividend and Growth Fund .25%...................        268,881    2.232593        600,302
  International Advisers Fund Sub-Account 1.00%...         37,492    1.328248         49,796
  International Advisers Fund Non-Qualified
    1.00%.........................................        223,145    1.328248        296,392
  International Advisers Fund 1.25%...............     43,216,995    1.318862     56,997,252

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        UNITS
                                                      OWNED BY       UNIT        CONTRACT
                                                    PARTICIPANTS     PRICE      LIABILITY
                                                    -------------  ---------  --------------
INDIVIDUAL SUB-ACCOUNTS -- (CONTINUED)
  International Advisers Fund .25%................         39,807  $ 1.356789 $       54,010
  Hartford Small Company 1.00%....................         99,533    1.250966        124,512
  Hartford Small Company Non-Qualified 1.00%......        377,483    1.250966        472,218
  Hartford Small Company 1.25%....................     56,706,183    1.246631     70,691,687
  Hartford Small Company .25%.....................         48,170    1.264068         60,890
  MidCap Fund Sub-Account 1.00% Qualified.........         12,789    1.098000         14,042
  MidCap Fund Sub-Account 1.00% Non-Qualified.....         34,465    1.098000         37,843
  MidCap Fund Sub-Account 1.25%...................      8,305,640    1.096832      9,109,892
  MidCap Fund Sub-Account 1.00% Qualified.........         10,996    1.101485         12,113
  Smith Barney Shearson Daily Dividend, Inc.
    Qualified 1.00%...............................         53,613    2.777393        148,906
  Smith Barney Shearson Daily Dividend, Inc.
    Non-Qualified 1.00%...........................        125,291    2.874151        360,106
  Smith Barney Shearson Appreciation Fund, Inc.
    Qualified 1.00%...............................         18,335    9.303319        170,573
  Smith Barney Shearson Gov't and Agencies, Inc.
    Qualified 1.00%...............................         14,846    2.503304         37,164
  BB&T Growth and Income Fund Sub-Account.........      5,443,658    1.189902      6,477,420
  Am South Fund Sub-Account 1.00% Qualified.......      2,337,620    1.023227      2,391,916
                                                                              --------------
TOTAL ACCUMULATION PERIOD.........................                             9,503,477,571
                                                                              --------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Bond Fund Non-Qualified 1.00%...................         14,968    4.022607         60,210
  Bond Fund 1.25%.................................        324,152    2.113753        685,179
  Stock Fund Non-Qualified 1.00%..................         11,832    8.493415        100,494
  Stock Fund 1.25%................................        460,700    4.601624      2,119,968
  Money Market Fund Qualified 1.00%...............         11,497    2.570693         29,553
  Money Market Fund Non-Qualified 1.00%...........         75,465    2.571915        194,090
  Money Market Fund 1.25%.........................        326,508    1.650311        538,840
  Advisers Fund Qualified 1.00%...................          3,304    5.351192         17,680
  Advisers Fund Non-Qualified 1.00%...............         57,148    5.351192        305,810
  Advisers Fund 1.25%.............................      1,087,032    3.572368      3,883,278
  Capital Appreciation Fund Non-Qualified 1.00%...          2,576    8.150600         20,996
  Capital Appreciation Fund 1.25%.................        232,998    4.845288      1,128,942
  Mortgage Securities Fund Non-Qualified 1.00%....         72,723    2.692454        195,803
  Mortgage Securities Fund 1.25%..................         89,106    2.097829        186,929
  Index Fund 1.25%................................        108,562    3.726058        404,508
  International Opportunities Fund 1.25%..........        228,075    1.468965        335,034
  Dividend and Growth Fund 1.25%..................        304,541    2.149172        654,512
  International Advisers Fund 1.25%...............         18,897    1.318862         24,923
  Hartford Small Company 1.25%....................         35,558    1.246631         44,328
                                                                              --------------
TOTAL ANNUITY PERIOD..............................                                10,931,077
                                                                              --------------
GRAND TOTAL.......................................                            $9,514,408,648
                                                                              --------------
                                                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  ------------  -----------
INVESTMENT INCOME:
  Dividends..............  $12,961,364  $ 16,077,936  $13,797,570
EXPENSES:
  Mortality and expense
    undertakings.........   (2,612,230)  (18,967,977)  (3,238,151)
                           -----------  ------------  -----------
    Net investment income
      (loss).............   10,349,134    (2,890,041)  10,558,627
                           -----------  ------------  -----------
CAPITAL GAINS INCOME.....      --         64,909,605      --
                           -----------  ------------  -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       17,262     1,176,996      --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........   10,119,718   315,737,284      --
                           -----------  ------------  -----------
    Net gain (loss) on
      investments........   10,136,980   316,914,280      --
                           -----------  ------------  -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....  $20,486,114  $378,933,844  $10,559,419
                           -----------  ------------  -----------
                           -----------  ------------  -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            U.S. GOVERNMENT         CAPITAL           MORTGAGE                      INTERNATIONAL
                           ADVISERS FUND   MONEY MARKET FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   -----------------   -----------------   ---------------   -----------  ------------------
INVESTMENT INCOME:
  Dividends..............  $  77,714,905        $2,646           $  8,543,668        $11,347,408     $ 4,750,804     $  3,651,850
EXPENSES:
  Mortality and expense
    undertakings.........    (41,311,784)         (627)           (19,474,176)        (2,333,945)     (4,257,897)      (5,181,012)
                           -------------        ------         -----------------   ---------------   -----------  ------------------
    Net investment income
      (loss).............     36,403,121         2,019            (10,930,508)         9,013,463         492,907       (1,529,162)
                           -------------        ------         -----------------   ---------------   -----------  ------------------
CAPITAL GAINS INCOME.....    129,600,221       --                 103,244,397           --            21,612,566       29,748,890
                           -------------        ------         -----------------   ---------------   -----------  ------------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      2,159,454       --                     413,746             28,917         243,148           29,653
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    501,068,905       --                 190,913,008          5,074,541      65,120,869      (32,127,237)
                           -------------        ------         -----------------   ---------------   -----------  ------------------
    Net gain (loss) on
      investments........    503,228,359       --                 191,326,754          5,103,458      65,364,017      (32,097,584)
                           -------------        ------         -----------------   ---------------   -----------  ------------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....  $ 669,231,701        $2,019           $283,640,643        $14,116,921     $87,469,490     $ (3,877,856)
                           -------------        ------         -----------------   ---------------   -----------  ------------------
                           -------------        ------         -----------------   ---------------   -----------  ------------------

                           DIVIDEND AND
                           GROWTH FUND
                           SUB-ACCOUNT
                           ------------
INVESTMENT INCOME:
  Dividends..............  $  9,408,629
EXPENSES:
  Mortality and expense
    undertakings.........    (6,174,075)
                           ------------
    Net investment income
      (loss).............     3,234,554
                           ------------
CAPITAL GAINS INCOME.....     9,959,170
                           ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        (4,003)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........   111,067,791
                           ------------
    Net gain (loss) on
      investments........   111,063,788
                           ------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....  $124,257,512
                           ------------
                           ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1997

                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------
INVESTMENT INCOME:
  Dividends..............   $1,605,717      $   32,487
EXPENSES:
  Mortality and expense
    undertakings.........     (569,723)       (489,607)
                           -------------   ------------
  Net investment income
    (loss)...............    1,035,994        (457,120)
                           -------------   ------------
CAPITAL GAINS INCOME.....      110,732       3,307,195
                           -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       13,808         (36,223)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      118,913       1,332,603
                           -------------   ------------
    Net gain (loss) on
     investments.........      132,721       1,296,380
                           -------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $1,279,447      $4,146,455
                           -------------   ------------
                           -------------   ------------

  * From inception, July 15, 1997, to December 31, 1997.

 ** From inception, June 3, 1997, to December 31, 1997.

*** From inception, October 23, 1997, to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                     SMITH BARNEY        BB&T
                                             SMITH BARNEY         SMITH BARNEY        GOVERNMENT      GROWTH AND
                           MIDCAP FUND    CASH PORTFOLIO FUND   APPRECIATION FUND     PORTFOLIO       INCOME FUND
                           SUB-ACCOUNT*       SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT**
                           ------------   -------------------   -----------------   --------------   -------------
INVESTMENT INCOME:
  Dividends..............    $  8,146           $26,755              $ 2,394            $1,998         $ 43,938
EXPENSES:
  Mortality and expense
    undertakings.........     (20,807)           (5,365)              (1,707)             (404)         (21,234)
                           ------------         -------              -------            ------       -------------
  Net investment income
    (loss)...............     (12,661)           21,390                  687             1,594           22,704
                           ------------         -------              -------            ------       -------------
CAPITAL GAINS INCOME.....      --              --                     22,341            --                  662
                           ------------         -------              -------            ------       -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      (2,185)         --                      6,810            --               --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     336,895          --                      8,816            --              409,485
                           ------------         -------              -------            ------       -------------
    Net gain (loss) on
     investments.........     334,710          --                     15,626            --              409,485
                           ------------         -------              -------            ------       -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $322,049           $21,390              $38,654            $1,594         $432,851
                           ------------         -------              -------            ------       -------------
                           ------------         -------              -------            ------       -------------

                               AMSOUTH
                            EQUITY INCOME
                                 FUND
                            SUB-ACCOUNT***
                           ----------------
INVESTMENT INCOME:
  Dividends..............       $ 4,389
EXPENSES:
  Mortality and expense
    undertakings.........        (2,657)
                                -------
  Net investment income
    (loss)...............         1,732
                                -------
CAPITAL GAINS INCOME.....       --
                                -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........            (1)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        32,196
                                -------
    Net gain (loss) on
     investments.........        32,195
                                -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $33,927
                                -------
                                -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                             MONEY
                            BOND FUND      STOCK FUND     MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  --------------  -------------
OPERATIONS:
  Net investment income
    (loss)...............  $ 10,349,134  $   (2,890,041) $ 10,558,627
  Capital gains income...       --           64,909,605           792
  Net realized gain
    (loss) on security
    transactions.........        17,262       1,176,996       --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    10,119,718     315,737,284       --
                           ------------  --------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    20,486,114     378,933,844    10,559,419
                           ------------  --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............    28,788,526     208,829,884    56,766,167
  Net transfers..........    19,102,654      45,780,800    (9,782,834)
  Surrenders.............   (18,300,042)    (92,238,226)  (68,418,264)
  Net annuity
    transactions.........       325,387         633,517        12,261
                           ------------  --------------  -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    29,916,525     163,005,975   (21,422,670)
                           ------------  --------------  -------------
  Total increase
    (decrease) in net
    assets...............    50,402,639     541,939,819   (10,863,251)
NET ASSETS:
  Beginning of period....   194,978,128   1,212,755,498   277,901,280
                           ------------  --------------  -------------
  End of period..........  $245,380,767  $1,754,695,317  $267,038,029
                           ------------  --------------  -------------
                           ------------  --------------  -------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             MONEY
                            BOND FUND      STOCK FUND     MARKET FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  --------------  -------------
OPERATIONS:
  Net investment income
    (loss)...............  $  9,645,789  $    3,458,346  $  9,260,160
  Capital gains income...       --           36,500,208       --
  Net realized gain
    (loss) on security
    transactions.........      (221,405)      1,221,317       --
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........    (5,160,742)    171,537,514       --
                           ------------  --------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     4,263,642     212,717,385     9,260,160
                           ------------  --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............    25,740,584     167,200,796    69,939,055
  Net transfers..........   (16,696,613)     28,419,235    66,601,560
  Surrenders.............   (15,363,352)    (50,578,919)  (52,603,716)
  Net annuity
    transactions.........        63,477         (84,340)     (175,109)
                           ------------  --------------  -------------
  Net (decrease) increase
    in net assets
    resulting from unit
    transactions.........    (6,255,904)    144,956,772    83,761,790
                           ------------  --------------  -------------
  Total (decrease)
    increase in net
    assets...............    (1,992,262)    357,674,157    93,021,950
NET ASSETS:
  Beginning of period....   196,970,390     855,081,341   184,879,330
                           ------------  --------------  -------------
  End of period..........  $194,978,128  $1,212,755,498  $277,901,280
                           ------------  --------------  -------------
                           ------------  --------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            U.S. GOVERNMENT         CAPITAL           MORTGAGE
                           ADVISERS FUND   MONEY MARKET FUND   APPRECIATION FUND   SECURITIES FUND    INDEX FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  -----------------   -----------------   ---------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............  $  36,403,121       $   2,019        $  (10,930,508)     $  9,013,463     $    492,907
  Capital gains income...    129,600,221        --                 103,244,397          --             21,612,566
  Net realized gain
    (loss) on security
    transactions.........      2,159,454        --                     413,746            28,917          243,148
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    501,068,905        --                 190,913,008         5,074,541       65,120,869
                           --------------  -----------------   -----------------   ---------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    669,231,701           2,019           283,640,643        14,116,921       87,469,490
                           --------------  -----------------   -----------------   ---------------   ------------
UNIT TRANSACTIONS:
  Purchases..............    364,832,050        --                 194,562,087         7,925,304       65,766,703
  Net transfers..........     27,406,992         (88,379)          (11,521,643)       (9,594,437)      26,458,731
  Surrenders.............   (206,501,208 )        (9,133)          (87,759,430)      (17,575,723)     (18,692,668)
  Net annuity
    transactions.........        725,608         (21,870)              361,130            (3,307)         190,331
                           --------------  -----------------   -----------------   ---------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    186,463,442        (119,382)           95,642,144       (19,248,163)      73,723,097
                           --------------  -----------------   -----------------   ---------------   ------------
  Total increase
    (decrease) in net
    assets...............    855,695,143        (117,363)          379,282,787        (5,131,242)     161,192,587
NET ASSETS:
  Beginning of period....  2,845,576,451         117,363         1,354,625,381       196,244,893      249,963,229
                           --------------  -----------------   -----------------   ---------------   ------------
  End of period..........  $3,701,271,594      $--              $1,733,908,168      $191,113,651     $411,155,816
                           --------------  -----------------   -----------------   ---------------   ------------
                           --------------  -----------------   -----------------   ---------------   ------------

                                            U.S. GOVERNMENT         CAPITAL           MORTGAGE
                           ADVISERS FUND   MONEY MARKET FUND   APPRECIATION FUND   SECURITIES FUND    INDEX FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  -----------------   -----------------   ---------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............  $  42,565,178       $   4,826        $   (6,448,058)     $ 10,591,830     $  1,647,249
  Capital gains income...     52,150,764        --                  66,515,678          --              3,111,887
  Net realized gain
    (loss) on security
    transactions.........      1,838,982        --                   2,074,856          (435,321)         136,100
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........    271,199,538        --                 145,316,093        (2,802,442)      34,189,219
                           --------------  -----------------   -----------------   ---------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    367,754,462           4,826           207,458,569         7,354,067       39,084,455
                           --------------  -----------------   -----------------   ---------------   ------------
UNIT TRANSACTIONS:
  Purchases..............    317,249,591        --                 189,467,703         8,471,412       45,748,598
  Net transfers..........     (5,375,317 )       (10,049)           (3,020,837)      (18,731,894)      19,409,151
  Surrenders.............   (148,652,281 )        (5,248)          (57,537,694)      (18,950,990)     (10,550,651)
  Net annuity
    transactions.........         (7,328 )       (12,789)              159,816           (68,468)         (31,502)
                           --------------  -----------------   -----------------   ---------------   ------------
  Net (decrease) increase
    in net assets
    resulting from unit
    transactions.........    163,214,665         (28,086)          129,068,988       (29,279,940)      54,575,596
                           --------------  -----------------   -----------------   ---------------   ------------
  Total (decrease)
    increase in net
    assets...............    530,969,127         (23,260)          336,527,557       (21,925,873)      93,660,051
NET ASSETS:
  Beginning of period....  2,314,607,324         140,623         1,018,097,824       218,170,766      156,303,178
                           --------------  -----------------   -----------------   ---------------   ------------
  End of period..........  $2,845,576,451      $ 117,363        $1,354,625,381      $196,244,893     $249,963,229
                           --------------  -----------------   -----------------   ---------------   ------------
                           --------------  -----------------   -----------------   ---------------   ------------

                             INTERNATIONAL      DIVIDEND AND
                           OPPORTUNITIES FUND    GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............     $ (1,529,162)     $  3,234,554
  Capital gains income...       29,748,890         9,959,170
  Net realized gain
    (loss) on security
    transactions.........           29,653            (4,003)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      (32,127,237)      111,067,791
                           ------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       (3,877,856)      124,257,512
                           ------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............       38,595,370       159,109,767
  Net transfers..........      (16,075,692)       87,528,713
  Surrenders.............      (26,504,799)      (20,331,098)
  Net annuity
    transactions.........           66,746           349,515
                           ------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       (3,918,375)      226,656,897
                           ------------------   -------------
  Total increase
    (decrease) in net
    assets...............       (7,796,232)      350,914,409
NET ASSETS:
  Beginning of period....      400,841,689       318,309,457
                           ------------------   -------------
  End of period..........     $393,045,458      $669,223,866
                           ------------------   -------------
                           ------------------   -------------
                             INTERNATIONAL      DIVIDEND AND
                           OPPORTUNITIES FUND    GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............     $  2,504,471      $  2,622,394
  Capital gains income...        9,391,222         2,783,157
  Net realized gain
    (loss) on security
    transactions.........           91,388            (4,854)
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........       27,779,181        37,804,713
                           ------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       39,766,262        43,205,410
                           ------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............       41,231,155        98,719,762
  Net transfers..........       19,333,907        69,845,165
  Surrenders.............      (21,132,233)       (8,446,511)
  Net annuity
    transactions.........            8,570           153,439
                           ------------------   -------------
  Net (decrease) increase
    in net assets
    resulting from unit
    transactions.........       39,441,399       160,271,855
                           ------------------   -------------
  Total (decrease)
    increase in net
    assets...............       79,207,661       203,477,265
NET ASSETS:
  Beginning of period....      321,634,028       114,832,192
                           ------------------   -------------
  End of period..........     $400,841,689      $318,309,457
                           ------------------   -------------
                           ------------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1997

                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............   $ 1,035,994    $  (457,120)
  Capital gains income...       110,732      3,307,195
  Net realized gain
    (loss) on security
    transactions.........        13,808        (36,223)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       118,913      1,332,603
                           -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     1,279,447      4,146,455
                           -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............    18,887,741     24,742,079
  Net transfers..........     9,531,179     30,544,670
  Surrenders.............    (2,110,213)    (1,630,264)
  Net annuity
    transactions.........        25,045         44,603
                           -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    26,333,752     53,701,088
                           -------------   ------------
  Total increase
    (decrease) in net
    assets...............    27,613,199     57,847,543
NET ASSETS:
  Beginning of period....    29,809,174     13,546,092
                           -------------   ------------
  End of period..........   $57,422,373    $71,393,635
                           -------------   ------------
                           -------------   ------------
  * From inception, July 15, 1997 to December 31, 1997.
 ** From inception, June 3, 1997 to December 31, 1997.
*** From inception, October 23, 1997 to December 31,
  1997.
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT****
                            ----------     ------------

OPERATIONS:
  Net investment income
    (loss)...............   $   644,546    $   (17,678)
  Capital gains income...       595,787        --
  Net realized gain on
    security
    transactions.........        (3,562)           922
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........       708,119         74,459
                            ----------      ----------

  Net increase (decrease)
    in net assets
    resulting from
    operations...........     1,944,890         57,703
                            ----------      ----------
UNIT TRANSACTIONS:
  Purchases..............    10,618,419      4,333,960
  Net transfers..........    10,257,798      9,203,248
  Surrenders.............      (609,471)       (48,819)
  Net annuity
    transactions.........       --             --
                            ----------      ----------

  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    20,266,746     13,488,389
                            ----------      ----------

  Total increase
    (decrease) in net
    assets...............    22,211,636     13,546,092
NET ASSETS:
  Beginning of period....     7,597,538        --
                            ----------      ----------

  End of period..........   $29,809,174    $13,546,092
                            ----------      ----------
                            ----------      ----------

**** From inception, August 9, 1996 to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                     SMITH BARNEY        BB&T
                                             SMITH BARNEY         SMITH BARNEY        GOVERNMENT      GROWTH AND     AMSOUTH EQUITY
                           MIDCAP FUND      CASH PORTFOLIO      APPRECIATION FUND     PORTFOLIO       INCOME FUND      INCOME FUND
                           SUB-ACCOUNT*       SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT**   SUB-ACCOUNT***
                           ------------   -------------------   -----------------   --------------   -------------   ---------------
OPERATIONS:
  Net investment income
    (loss)...............   $  (12,661)        $ 21,390             $    687           $ 1,594         $   22,704       $    1,732
  Capital gains income...      --              --                     22,341            --                    662         --
  Net realized gain
    (loss) on security
    transactions.........       (2,185)        --                      6,810            --                --              --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      336,895         --                      8,816            --                409,485           32,195
                           ------------        --------             --------           -------       -------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      322,049           21,390               38,654             1,594            432,851           33,927
                           ------------        --------             --------           -------       -------------   ---------------
UNIT TRANSACTIONS:
  Purchases..............    2,088,623         --                    --                 --              5,104,417        2,100,608
  Net transfers..........    6,774,154         --                    --                 --              1,006,220          259,438
  Surrenders.............      (10,936)         (93,309)             (40,942)           (4,272)           (66,068)          (2,057)
  Net annuity
    transactions.........      --              --                    --                 --                --              --
                           ------------        --------             --------           -------       -------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    8,851,841          (93,309)             (40,942)           (4,272)         6,044,569        2,357,989
                           ------------        --------             --------           -------       -------------   ---------------
  Total increase
    (decrease) in net
    assets...............    9,173,890          (71,919)              (2,288)           (2,678)         6,477,420        2,391,916
NET ASSETS:
  Beginning of period....      --               580,931              172,861            39,842            --              --
                           ------------        --------             --------           -------       -------------   ---------------
  End of period..........   $9,173,890         $509,012             $170,573           $37,164         $6,477,420       $2,391,916
                           ------------        --------             --------           -------       -------------   ---------------
                           ------------        --------             --------           -------       -------------   ---------------
                           SMITH BARNEY                           SMITH BARNEY
                               CASH          SMITH BARNEY          GOVERNMENT
                            PORTFOLIO      APPRECIATION FUND        PORTFOLIO
                           SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           ------------   ------------------    ----------------

OPERATIONS:
  Net investment income
    (loss)...............   $   22,053         $ 15,035             $  1,646
  Capital gains income...      --              --                    --
  Net realized gain on
    security
    transactions.........      --                   174              --
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........      --                11,776              --
                            ---------           -------              -------

  Net increase (decrease)
    in net assets
    resulting from
    operations...........       22,053           26,985                1,646
                            ---------           -------              -------
UNIT TRANSACTIONS:
  Purchases..............           25         --                    --
  Net transfers..........      --              --                    --
  Surrenders.............      (10,494)          (2,558)              (4,273)
  Net annuity
    transactions.........      --              --                    --
                            ---------           -------              -------

  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      (10,469)          (2,558)              (4,273)
                            ---------           -------              -------

  Total increase
    (decrease) in net
    assets...............       11,584           24,427               (2,627)
NET ASSETS:
  Beginning of period....      569,347          148,434               42,469
                            ---------           -------              -------

  End of period..........   $  580,931         $172,861             $ 39,842
                            ---------           -------              -------
                            ---------           -------              -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, Smith Barney, BB&T and AmSouth mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 4.  HARTFORD U.S GOVERNMENT MONEY MARKET FUND:

    On June 27, 1997, the Hartford U.S. Government Money Market Fund was merged with the HVA Money Market Fund. Accordingly, all contractholder account values held in the Hartford U.S. Government Money Market Fund were exchanged for equivalent account values of HVA Money Market Fund on June 27, 1997.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

 TO HARTFORD LIFE INSURANCE COMPANY
 SEPARATE ACCOUNT TWO AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of Hartford Life Insurance Company Separate Account Two (the Account) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Two as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 16, 1998                                           ARTHUR ANDERSEN LLP

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1997

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                           217,551,092
    Cost                          $ 221,691,144
    Market Value.........  $228,375,129        --            --             --
  Hartford Stock Fund,
    Inc.
    Shares                           396,147,047
    Cost                          $1,491,417,347
    Market Value.........       --       $2,029,590,860      --             --
  HVA Money Market Fund,
    Inc.
    Shares                           199,835,317
    Cost                          $ 199,835,317
    Market Value.........       --             --        $199,835,317       --
  Hartford Advisers Fund,
    Inc.
    Shares                         1,415,150,900
    Cost                          $2,778,139,694
    Market Value.........       --             --            --        $3,575,726,877
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                           507,465,622
    Cost                          $1,785,263,721
    Market Value.........       --             --            --             --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                            74,125,274
    Cost                          $  79,718,184
    Market Value.........       --             --            --             --
  Hartford Index Fund,
    Inc.
    Shares                           152,035,329
    Cost                          $ 339,334,949
    Market Value.........       --             --            --             --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                           450,125,879
    Cost                          $ 569,737,621
    Market Value.........       --             --            --             --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                           595,932,484
    Cost                          $ 910,144,241
    Market Value.........       --             --            --             --
  Hartford International
    Advisers Fund, Inc.
    Shares                           123,244,687
    Cost                          $ 142,711,367
    Market Value.........       --             --            --             --
  Hartford Small Company
    Shares                           112,112,739
    Cost                          $ 132,155,930
    Market Value.........       --             --            --             --
  Hartford MidCap Fund
    Shares                            12,961,072
    Cost                          $  14,098,467
    Market Value.........       --             --            --             --
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....       636,020       1,508,268      --            2,506,884
  Receivable from fund
    shares sold..........       --             --            152,504        --
                           ------------  --------------  ------------  --------------
  Total Assets...........   229,011,149   2,031,099,128  199,987,821   3,578,233,761
                           ------------  --------------  ------------  --------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....       --             --            154,247        --
  Payable for fund shares
    purchased............       635,827       1,511,603      --            2,507,219
                           ------------  --------------  ------------  --------------
  Total Liabilities......       635,827       1,511,603      154,247       2,507,219
                           ------------  --------------  ------------  --------------
  Net Assets (variable
    annuity contract
    liabilities).........  $228,375,322  $2,029,587,525  $199,833,574  $3,575,726,542
                           ------------  --------------  ------------  --------------
                           ------------  --------------  ------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........   107,758,556     440,556,573  120,947,391     999,829,112
  Unit Price.............  $   2.113753  $     4.601624  $  1.650311   $    3.572368
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........       284,022         502,394      141,042       1,111,033
  Unit Price.............  $   2.113753  $     4.601624  $  1.650311   $    3.572368

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL       DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                           217,551,092
    Cost                          $ 221,691,144
    Market Value.........        --                 --                --             --                   --             --
  Hartford Stock Fund,
    Inc.
    Shares                           396,147,047
    Cost                          $1,491,417,347
    Market Value.........        --                 --                --             --                   --             --
  HVA Money Market Fund,
    Inc.
    Shares                           199,835,317
    Cost                          $ 199,835,317
    Market Value.........        --                 --                --             --                   --             --
  Hartford Advisers Fund,
    Inc.
    Shares                         1,415,150,900
    Cost                          $2,778,139,694
    Market Value.........        --                 --                --             --                   --             --
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                           507,465,622
    Cost                          $1,785,263,721
    Market Value.........   $2,237,779,780          --                --             --                   --             --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                            74,125,274
    Cost                          $  79,718,184
    Market Value.........        --              $80,335,564          --             --                   --             --
  Hartford Index Fund,
    Inc.
    Shares                           152,035,329
    Cost                          $ 339,334,949
    Market Value.........        --                 --           $437,513,434        --                   --             --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                           450,125,879
    Cost                          $ 569,737,621
    Market Value.........        --                 --                --          $582,668,595            --             --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                           595,932,484
    Cost                          $ 910,144,241
    Market Value.........        --                 --                --             --             $1,163,455,674       --
  Hartford International
    Advisers Fund, Inc.
    Shares                           123,244,687
    Cost                          $ 142,711,367
    Market Value.........        --                 --                --             --                   --        $144,786,749
  Hartford Small Company
    Shares                           112,112,739
    Cost                          $ 132,155,930
    Market Value.........        --                 --                --             --                   --             --
  Hartford MidCap Fund
    Shares                            12,961,072
    Cost                          $  14,098,467
    Market Value.........        --                 --                --             --                   --             --
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....        --                  101,883          392,373        --                  2,905,020       --
  Receivable from fund
    shares sold..........          292,471          --                --                 8,115            --              25,098
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  Total Assets...........    2,238,072,251        80,437,447      437,905,807      582,676,710       1,166,360,694   144,811,847
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....          148,468          --                --                 8,660            --              25,441
  Payable for fund shares
    purchased............        --                  102,528          388,792        --                  2,905,424       --
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  Total Liabilities......          148,468           102,528          388,792            8,660           2,905,424        25,441
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  Net Assets (variable
    annuity contract
    liabilities).........   $2,237,923,783       $80,334,919     $437,517,015     $582,668,050      $1,163,455,270  $144,786,406
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........      461,577,845        38,291,725      117,372,132      396,429,681         541,076,428   109,734,605
  Unit Price.............   $     4.845288       $  2.097829     $   3.726058     $   1.468965      $     2.149172  $   1.318862
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........          298,474             2,588           48,749          222,417             274,041        46,710
  Unit Price.............   $     4.845288       $  2.097829     $   3.726058     $   1.468965      $     2.149172  $   1.318862

                               SMALL         MIDCAP
                           COMPANY FUND       FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Stock Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  HVA Money Market Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Advisers Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Capital
    Appreciation Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Mortgage
    Securities Fund, Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Index Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford International
    Opportunities Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Dividend and
    Growth Fund, Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford International
    Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........       --             --
  Hartford Small Company

    Shares

    Cost
    Market Value.........  $134,783,169        --
  Hartford MidCap Fund

    Shares

    Cost
    Market Value.........       --         $14,738,151
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....       204,951        95,103
  Receivable from fund
    shares sold..........       --             --
                           -------------   -----------
  Total Assets...........   134,988,120    14,833,254
                           -------------   -----------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....       --             --
  Payable for fund shares
    purchased............       205,938        94,946
                           -------------   -----------
  Total Liabilities......       205,938        94,946
                           -------------   -----------
  Net Assets (variable
    annuity contract
    liabilities).........  $134,782,182    $14,738,308
                           -------------   -----------
                           -------------   -----------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........   108,104,289    13,437,161
  Unit Price.............  $   1.246631    $ 1.096832
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........        12,853        --
  Unit Price.............  $   1.246631    $   --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  ------------  -----------  -------------
INVESTMENT INCOME:
  Dividends..............  $11,445,297  $ 17,644,351  $10,430,718  $  71,905,491
EXPENSES:
  Mortality and expense
    undertakings.........   (2,221,972)  (20,017,591)  (2,508,581)   (36,850,979)
                           -----------  ------------  -----------  -------------
    Net investment income
      (loss).............    9,223,325    (2,373,240)   7,922,137     35,054,512
                           -----------  ------------  -----------  -------------
CAPITAL GAINS INCOME.....      --         62,602,913      --         107,409,178
                           -----------  ------------  -----------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        9,814        84,100      --               1,305
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    8,361,624   325,437,100      --         440,215,879
                           -----------  ------------  -----------  -------------
    Net gain (loss) on
      investments........    8,371,438   325,521,200      --         440,217,184
                           -----------  ------------  -----------  -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....  $17,594,763  $385,750,873  $ 7,922,137  $ 582,680,874
                           -----------  ------------  -----------  -------------
                           -----------  ------------  -----------  -------------

* From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                      INTERNATIONAL       DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
INVESTMENT INCOME:
  Dividends..............    $ 10,461,911        $4,630,685      $ 4,775,090     $  5,347,323      $   15,926,807   $ 3,867,653
EXPENSES:
  Mortality and expense
    undertakings.........     (23,085,650)         (950,587)      (4,129,538)      (7,060,305)        (10,204,886)   (1,395,128)
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
    Net investment income
      (loss).............     (12,623,739)        3,680,098          645,552       (1,712,982)          5,721,921     2,472,525
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
CAPITAL GAINS INCOME.....     112,339,947           --            19,616,096       37,513,752          15,828,765       262,472
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        (119,550)           58,290          185,916          (68,174)            (12,819)        3,758
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     223,915,112         1,886,382       62,356,292      (45,233,169)        182,031,024       383,378
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
    Net gain (loss) on
      investments........     223,795,562         1,944,672       62,542,208      (45,301,343)        182,018,205       387,136
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $323,511,770        $5,624,770      $82,803,856     $ (9,500,573)     $  203,568,891   $ 3,122,133
                           -----------------   ---------------   -----------  ------------------   --------------  -------------
                           -----------------   ---------------   -----------  ------------------   --------------  -------------

                               SMALL         MIDCAP
                           COMPANY FUND       FUND
                            SUB-ACCOUNT    SUB-ACCOUNT*
                           -------------   -----------
INVESTMENT INCOME:
  Dividends..............   $    61,352     $ 13,070
EXPENSES:
  Mortality and expense
    undertakings.........      (903,283)     (30,019)
                           -------------   -----------
    Net investment income
      (loss).............      (841,931)     (16,949)
                           -------------   -----------
CAPITAL GAINS INCOME.....     6,247,370       --
                           -------------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        (1,756)         414
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     2,416,430      639,685
                           -------------   -----------
    Net gain (loss) on
      investments........     2,414,674      640,099
                           -------------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   $ 7,820,113     $623,150
                           -------------   -----------
                           -------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------  --------------
OPERATIONS:
  Net investment income
    (loss)...............  $  9,223,325  $   (2,373,240) $  7,922,137  $   35,054,512
  Capital gains income...       --           62,602,913       --          107,409,178
  Net realized gain
    (loss) on security
    transactions.........         9,814          84,100       --                1,305
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     8,361,624     325,437,100       --          440,215,879
                           ------------  --------------  ------------  --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    17,594,763     385,750,873     7,922,137     582,680,874
                           ------------  --------------  ------------  --------------
UNIT TRANSACTIONS:
  Purchases..............    48,533,601     430,730,097   154,121,029     650,294,881
  Net transfers..........    24,454,452     137,640,435  (105,053,239)    185,059,734
  Surrenders.............    (9,332,737)    (52,393,369)  (32,455,810)   (124,493,708)
  Net annuity
    transactions.........       563,032       1,508,388       110,035       1,689,593
                           ------------  --------------  ------------  --------------
  Net increase in net
    assets resulting from
    unit transactions....    64,218,348     517,485,551    16,722,015     712,550,500
                           ------------  --------------  ------------  --------------
  Total increase in net
    assets...............    81,813,111     903,236,424    24,644,152   1,295,231,374
NET ASSETS:
  Beginning of period....   146,562,211   1,126,351,101   175,189,422   2,280,495,168
                           ------------  --------------  ------------  --------------
  End of period..........  $228,375,322  $2,029,587,525  $199,833,574  $3,575,726,542
                           ------------  --------------  ------------  --------------
                           ------------  --------------  ------------  --------------
* From inception, July 15, 1997 to December 31, 1997.

ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -----------    ------------   -----------    ------------
OPERATIONS:
  Net investment income
    (loss)...............  $  6,179,469  $    2,739,156  $  5,458,975  $   30,356,891
  Capital gains income...       --           23,889,792       --           32,217,082
  Net realized gain
    (loss) on security
    transactions.........       (12,579)        125,474       --                5,867
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........    (2,390,902)    143,331,264       --          201,866,663
                           -----------    ------------   -----------    ------------
  Net increase in net
    assets resulting from
    operations .              3,775,988     170,085,686     5,458,975     264,446,503
                           -----------    ------------   -----------    ------------
UNIT TRANSACTIONS:
  Purchases..............    50,521,787     328,658,597   170,409,309     548,125,217
  Net transfers..........     6,860,514     111,488,442   (87,853,221)    158,897,610
  Surrenders.............    (5,504,050)    (23,567,485)  (14,470,700)    (70,519,197)
  Net annuity
    transactions.........         1,807         394,242         8,095         766,829
                           -----------    ------------   -----------    ------------
  Net increase in net
    assets resulting from
    unit transactions....    51,880,058     416,973,796    68,093,483     637,270,459
                           -----------    ------------   -----------    ------------
  Total increase in net
    assets...............    55,656,046     587,059,482    73,552,458     901,716,962
NET ASSETS:
  Beginning of period....    90,906,165     539,291,619   101,636,964   1,378,778,206
                           -----------    ------------   -----------    ------------
  End of period..........  $146,562,211  $1,126,351,101  $175,189,422  $2,280,495,168
                           -----------    ------------   -----------    ------------
                           -----------    ------------   -----------    ------------

** From inception, August 9, 1996 to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL       DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
OPERATIONS:
  Net investment income
    (loss)...............   $  (12,623,739)      $ 3,680,098     $    645,552     $ (1,712,982)     $    5,721,921  $  2,472,525
  Capital gains income...      112,339,947          --             19,616,096       37,513,752          15,828,765       262,472
  Net realized gain
    (loss) on security
    transactions.........         (119,550)           58,290          185,916          (68,174)            (12,819)        3,758
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      223,915,112         1,886,382       62,356,292      (45,233,169)        182,031,024       383,378
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      323,511,770         5,624,770       82,803,856       (9,500,573)        203,568,891     3,122,133
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
UNIT TRANSACTIONS:
  Purchases..............      444,618,125        11,734,160      106,908,193      103,316,180         344,818,126    53,015,752
  Net transfers..........      111,621,605        (5,624,261)      38,286,952       21,889,359         142,586,883    20,439,056
  Surrenders.............      (60,594,326)       (6,044,100)      (9,935,604)     (18,041,766)        (25,953,097)   (3,671,030)
  Net annuity
    transactions.........          689,458             5,419          151,370           39,532             343,961        63,436
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  Net increase in net
    assets resulting from
    unit transactions....      496,334,862            71,218      135,410,911      107,203,305         461,795,873    69,847,214
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  Total increase in net
    assets...............      819,846,632         5,695,988      218,214,767       97,702,732         665,364,764    72,969,347
NET ASSETS:
  Beginning of period....    1,418,077,151        74,638,931      219,302,248      484,965,318         498,090,506    71,817,059
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
  End of period..........   $2,237,923,783       $80,334,919     $437,517,015     $582,668,050      $1,163,455,270  $144,786,406
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
                           -----------------   ---------------   ------------  ------------------   --------------  -------------
1997.

                                CAPITAL           MORTGAGE                       INTERNATIONAL       DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                             ------------        ----------      -----------      -----------        ------------    -----------
OPERATIONS:
  Net investment income
    (loss)...............   $   (5,913,744)      $ 3,346,436     $  1,224,839     $  2,771,532      $    3,729,650  $  1,500,255
  Capital gains income...       50,334,274          --              1,690,389        8,880,986           3,429,737     1,446,895
  Net realized gain
    (loss) on security
    transactions.........          (93,060)           11,668          238,066            7,755              (2,773)         (563)
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........      142,164,193          (882,583)      25,487,376       31,201,375          53,771,055     1,479,032
                             ------------        ----------      -----------      -----------        ------------    -----------
  Net increase in net
    assets resulting from
    operations .               186,491,663         2,475,521       28,640,670       42,861,648          60,927,669     4,425,619
                             ------------        ----------      -----------      -----------        ------------    -----------
UNIT TRANSACTIONS:
  Purchases..............      403,482,054        13,476,913       83,760,185      110,673,155         205,512,019    37,280,366
  Net transfers..........      129,133,556         2,655,230       33,248,800       47,078,167         101,413,217    19,003,957
  Surrenders.............      (30,210,654)       (2,722,173)      (3,699,700)     (11,782,890)         (7,316,597)   (1,178,598)
  Net annuity
    transactions.........          288,203          --                    203           81,416             146,210            31
                             ------------        ----------      -----------      -----------        ------------    -----------
  Net increase in net
    assets resulting from
    unit transactions....      502,693,159        13,409,970      113,309,488      146,049,848         299,754,849    55,105,756
                             ------------        ----------      -----------      -----------        ------------    -----------
  Total increase in net
    assets...............      689,184,822        15,885,491      141,950,158      188,911,496         360,682,518    59,531,375
NET ASSETS:
  Beginning of period....      728,892,329        58,753,440       77,352,090      296,053,822         137,407,988    12,285,684
                             ------------        ----------      -----------      -----------        ------------    -----------
  End of period..........   $1,418,077,151       $74,638,931     $219,302,248     $484,965,318      $  498,090,506  $ 71,817,059
                             ------------        ----------      -----------      -----------        ------------    -----------
                             ------------        ----------      -----------      -----------        ------------    -----------

                               SMALL         MIDCAP
                           COMPANY FUND       FUND
                            SUB-ACCOUNT    SUB-ACCOUNT*
                           -------------   -----------
OPERATIONS:
  Net investment income
    (loss)...............  $   (841,931)   $  (16,949 )
  Capital gains income...     6,247,370        --
  Net realized gain
    (loss) on security
    transactions.........        (1,756)          414
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     2,416,430       639,685
                           -------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     7,820,113       623,150
                           -------------   -----------
UNIT TRANSACTIONS:
  Purchases..............    59,848,160     7,620,550
  Net transfers..........    42,807,593     6,536,068
  Surrenders.............    (1,723,390)      (41,460 )
  Net annuity
    transactions.........        14,177        --
                           -------------   -----------
  Net increase in net
    assets resulting from
    unit transactions....   100,946,540    14,115,158
                           -------------   -----------
  Total increase in net
    assets...............   108,766,653    14,738,308
NET ASSETS:
  Beginning of period....    26,015,529        --
                           -------------   -----------
  End of period..........  $134,782,182    $14,738,308
                           -------------   -----------
                           -------------   -----------
1997.
                               SMALL
                           COMPANY FUND
                           SUB-ACCOUNT**
                            -----------
OPERATIONS:
  Net investment income
    (loss)...............  $    (33,591)
  Capital gains income...       --
  Net realized gain
    (loss) on security
    transactions.........         1,014
  Net unrealized
    (depreciation)
    appreciation of
    investments during
    the period...........       210,808
                            -----------
  Net increase in net
    assets resulting from
    operations .                178,231
                            -----------
UNIT TRANSACTIONS:
  Purchases..............    14,704,067
  Net transfers..........    11,169,302
  Surrenders.............       (36,071)
  Net annuity
    transactions.........       --
                            -----------
  Net increase in net
    assets resulting from
    unit transactions....    25,837,298
                            -----------
  Total increase in net
    assets...............    26,015,529
NET ASSETS:
  Beginning of period....       --
                            -----------
  End of period..........  $ 26,015,529
                            -----------
                            -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

 TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 SEPARATE ACCOUNT ONE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of ITT Hartford Life and Annuity Insurance Company Separate Account One (the Account) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 16, 1998                                           ARTHUR ANDERSEN LLP

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1997

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------  -----------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                          5,569,842
    Cost                          $ 5,612,598
    Market Value.........  $5,846,964        --           --            --
  Hartford Stock Fund,
    Inc.
    Shares                          6,313,268
    Cost                          $24,991,211
    Market Value.........      --        $32,344,938      --            --
  HVA Money Market Fund,
    Inc.
    Shares                         16,962,569
    Cost                          $16,962,569
    Market Value.........      --            --       $16,962,569       --
  Hartford Advisers Fund,
    Inc.
    Shares                         23,135,695
    Cost                          $48,309,463
    Market Value.........      --            --           --        $58,458,025
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                         10,748,959
    Cost                          $39,487,244
    Market Value.........      --            --           --            --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                          2,056,417
    Cost                          $ 2,185,097
    Market Value.........      --            --           --            --
  Hartford Index Fund,
    Inc.
    Shares                          5,631,982
    Cost                          $12,547,865
    Market Value.........      --            --           --            --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                          8,814,104
    Cost                          $11,641,764
    Market Value.........      --            --           --            --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                         12,478,180
    Cost                          $18,987,253
    Market Value.........      --            --           --            --
  Hartford International
    Advisers Fund, Inc.
    Shares                          1,941,036
    Cost                          $ 2,233,291
    Market Value.........      --            --           --            --
  Hartford Small Company,
    Inc.
    Shares                          1,488,184
    Cost                          $ 1,847,005
    Market Value.........      --            --           --            --
  Hartford MidCap Fund,
    Inc.
    Shares                            153,462
    Cost                          $  171,209
    Market Value.........      --            --           --            --
  Due from Hartford Life
    Insurance Company....      --            --          288,453         13,405
  Receivable from fund
    shares sold..........          10            89       --            --
                           -----------   -----------  -----------  -------------
  Total Assets...........   5,846,974    32,345,027   17,251,022     58,471,430
                           -----------   -----------  -----------  -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....          12            82       --            --
  Payable for fund shares
    purchased............      --            --          287,643         13,387
                           -----------   -----------  -----------  -------------
  Total Liabilities......          12            82      287,643         13,387
                           -----------   -----------  -----------  -------------
  Net Assets (variable
    life contract
    liabilities).........  $5,846,962    $32,344,945  $16,963,379   $58,458,043
                           -----------   -----------  -----------  -------------
                           -----------   -----------  -----------  -------------

  Units Owned by
    Participants.........   4,284,076    14,917,782   14,500,449     31,579,124
  Unit Values............  $ 1.364813    $ 2.168214   $ 1.169852    $  1.851161

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                      INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                          5,569,842
    Cost                          $ 5,612,598
    Market Value.........        --                 --               --             --                 --             --
  Hartford Stock Fund,
    Inc.
    Shares                          6,313,268
    Cost                          $24,991,211
    Market Value.........        --                 --               --             --                 --             --
  HVA Money Market Fund,
    Inc.
    Shares                         16,962,569
    Cost                          $16,962,569
    Market Value.........        --                 --               --             --                 --             --
  Hartford Advisers Fund,
    Inc.
    Shares                         23,135,695
    Cost                          $48,309,463
    Market Value.........        --                 --               --             --                 --             --
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                         10,748,959
    Cost                          $39,487,244
    Market Value.........     $47,399,868           --               --             --                 --             --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                          2,056,417
    Cost                          $ 2,185,097
    Market Value.........        --              $2,228,705          --             --                 --             --
  Hartford Index Fund,
    Inc.
    Shares                          5,631,982
    Cost                          $12,547,865
    Market Value.........        --                 --           $16,207,206        --                 --             --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                          8,814,104
    Cost                          $11,641,764
    Market Value.........        --                 --               --          $11,409,479           --             --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                         12,478,180
    Cost                          $18,987,253
    Market Value.........        --                 --               --             --             $24,361,500        --
  Hartford International
    Advisers Fund, Inc.
    Shares                          1,941,036
    Cost                          $ 2,233,291
    Market Value.........        --                 --               --             --                 --          $2,280,312
  Hartford Small Company,
    Inc.
    Shares                          1,488,184
    Cost                          $ 1,847,005
    Market Value.........        --                 --               --             --                 --             --
  Hartford MidCap Fund,
    Inc.
    Shares                            153,462
    Cost                          $  171,209
    Market Value.........        --                 --               --             --                 --             --
  Due from Hartford Life
    Insurance Company....          13,413           --               --                    1            11,741        --
  Receivable from fund
    shares sold..........        --                       4          --                    3           --             --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Total Assets...........      47,413,281         2,228,709      16,207,206       11,409,483        24,373,241      2,280,312
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....        --                       3          --             --                 --                   1
  Payable for fund shares
    purchased............          13,414           --               --             --                  11,744        --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Total Liabilities......          13,414                 3          --             --                  11,744              1
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Net Assets (variable
    life contract
    liabilities).........     $47,399,867        $2,228,706      $16,207,206     $11,409,483       $24,361,497     $2,280,311
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
                           -----------------   ---------------   -----------  ------------------   ------------   -------------

  Units Owned by
    Participants.........      24,730,194         1,674,052       7,360,101        8,675,581        11,081,069      1,668,813
  Unit Values............     $  1.916680        $ 1.331324      $ 2.202036      $  1.315126       $  2.198479     $ 1.366427

                              SMALL         MIDCAP
                           COMPANY FUND      FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Stock Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  HVA Money Market Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Advisers Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Capital
    Appreciation Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Mortgage
    Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Index Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford International
    Opportunities Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Dividend and
    Growth Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford International
    Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Small Company,
    Inc.

    Shares

    Cost
    Market Value.........   $1,789,111        --
  Hartford MidCap Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --          $ 174,503
  Due from Hartford Life
    Insurance Company....      --             --
  Receivable from fund
    shares sold..........      --             --
                           ------------   -----------
  Total Assets...........    1,789,111       174,503
                           ------------   -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --             --
  Payable for fund shares
    purchased............      --             --
                           ------------   -----------
  Total Liabilities......      --             --
                           ------------   -----------
  Net Assets (variable
    life contract
    liabilities).........   $1,789,111     $ 174,503
                           ------------   -----------
                           ------------   -----------
  Units Owned by
    Participants.........    1,537,144       167,885
  Unit Values............   $ 1.163919     $1.039420

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $289,780     $   277,126    $911,582      $1,156,876
                           -----------   -----------   -----------   -------------
    Net investment income
      (loss).............    289,780         277,126     911,582       1,156,876
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --             933,599      --           1,663,628
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      1,747           8,984      --               2,740
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    234,683       5,037,260      --           6,960,236
                           -----------   -----------   -----------   -------------
    Net gain (loss) on
      investments........    236,430       5,046,244      --           6,962,976
                           -----------   -----------   -----------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   $526,210     $ 6,256,969    $911,582      $9,783,480
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

* From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   -------------
INVESTMENT INCOME:
  Dividends..............     $  221,135          $116,672       $   180,981       $ 104,356         $  341,582       $70,580
                           -----------------   ---------------   -----------      ----------        ------------   -------------
    Net investment income
      (loss).............        221,135           116,672           180,981         104,356            341,582        70,580
                           -----------------   ---------------   -----------      ----------        ------------   -------------
CAPITAL GAINS INCOME.....      2,382,496           --                787,478         661,603            364,880         4,758
                           -----------------   ---------------   -----------      ----------        ------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          1,256               296             4,890           7,059                462         4,567
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      4,674,683            39,086         2,484,980        (783,223)         3,955,206        16,688
                           -----------------   ---------------   -----------      ----------        ------------   -------------
    Net gain (loss) on
      investments........      4,675,939            39,382         2,489,870        (776,164)         3,955,668        21,255
                           -----------------   ---------------   -----------      ----------        ------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....     $7,279,570          $156,054       $ 3,458,329       $ (10,205)        $4,662,130       $96,593
                           -----------------   ---------------   -----------      ----------        ------------   -------------
                           -----------------   ---------------   -----------      ----------        ------------   -------------

                              SMALL          MIDCAP
                           COMPANY FUND       FUND
                           SUB-ACCOUNT    SUB-ACCOUNT*
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $    811        $  156
                           ------------      ------
    Net investment income
      (loss).............         811           156
                           ------------      ------
CAPITAL GAINS INCOME.....      81,211        --
                           ------------      ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     (11,838)           (3)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     (57,877)        3,294
                           ------------      ------
    Net gain (loss) on
      investments........     (69,715)        3,291
                           ------------      ------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $ 12,307        $3,447
                           ------------      ------
                           ------------      ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                           MONEY
                            BOND FUND     STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   ------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............  $  289,780    $   277,126    $   911,582     $ 1,156,876
  Capital gains income...      --            933,599        --            1,663,628
  Net realized gain
    (loss) on security
    transactions.........       1,747          8,984        --                2,740
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     234,683      5,037,260        --            6,960,236
                           -----------   ------------   ------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     526,210      6,256,969        911,582       9,783,480
                           -----------   ------------   ------------   -------------
UNIT TRANSACTIONS:
  Purchases..............      --            --          63,950,949           2,129
  Net transfers..........   2,261,134     10,438,019    (61,547,449)     16,160,071
  Surrenders.............     (72,004)      (726,356)    (1,485,440)     (1,461,109)
  Net loan withdrawals...     (40,246)      (220,955)    (2,906,735)       (120,116)
  Cost of insurance and
    other fees...........     (29,688)      (165,194)      (154,854)       (322,766)
                           -----------   ------------   ------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   2,119,196      9,325,514     (2,143,529)     14,258,209
                           -----------   ------------   ------------   -------------
  Total increase
    (decrease) in net
    assets...............   2,645,406     15,582,483     (1,231,947)     24,041,689
NET ASSETS:
  Beginning of period....   3,201,556     16,762,462     18,195,326      34,416,354
                           -----------   ------------   ------------   -------------
  End of period..........  $5,846,962    $32,344,945    $16,963,379     $58,458,043
                           -----------   ------------   ------------   -------------
                           -----------   ------------   ------------   -------------
* From inception, July 15, 1997 to December 31, 1997.

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           MONEY
                            BOND FUND     STOCK FUND    MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   ------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............  $  154,157    $   173,109    $   711,690     $   654,458
  Capital gains income...      --            247,892        --              263,891
  Net realized gain
    (loss) on security
    transactions.........        (352)           (96)       --               (3,790)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     (26,709)     2,003,388        --            2,721,905
                           -----------   ------------   ------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     127,096      2,424,293        711,690       3,636,464
                           -----------   ------------   ------------   -------------
UNIT TRANSACTIONS:
  Purchases..............      --            --          82,517,329         --
  Net transfers..........   2,030,523     10,080,041    (71,001,713)     21,840,419
  Surrenders.............     (39,577)      (209,688)      (280,151)       (444,541)
  Net loan withdrawals...      12,868        (96,267)    (5,090,962)       (483,514)
  Cost of insurance and
    other fees...........     (15,332)       (75,894)      (144,970)       (155,225)
                           -----------   ------------   ------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   1,988,482      9,698,192      5,999,533      20,757,139
                           -----------   ------------   ------------   -------------
  Total increase
    (decrease) in net
    assets...............   2,115,578     12,122,485      6,711,223      24,393,603
NET ASSETS:
  Beginning of period....   1,085,978      4,639,977     11,484,103      10,022,751
                           -----------   ------------   ------------   -------------
  End of period..........  $3,201,556    $16,762,462    $18,195,326     $34,416,354
                           -----------   ------------   ------------   -------------
                           -----------   ------------   ------------   -------------
** From inception, August 9, 1996 to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL            MORTGAGE                            INTERNATIONAL         DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND      OPPORTUNITIES FUND      GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           -----------------   -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment income
    (loss)...............     $   221,135         $  116,672         $   180,981        $   104,356          $   341,582
  Capital gains income...       2,382,496           --                   787,478            661,603              364,880
  Net realized gain
    (loss) on security
    transactions.........           1,256                296               4,890              7,059                  462
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       4,674,683             39,086           2,484,980           (783,223)           3,955,206
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       7,279,570            156,054           3,458,329            (10,205)           4,662,130
                           -----------------   -----------------   ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..............             684           --                  --                      712             --
  Net transfers..........      12,167,630            699,756           4,486,710          3,635,238            8,771,193
  Surrenders.............      (1,165,216)           (61,537)           (569,846)          (325,889)            (474,419)
  Net loan withdrawals...        (179,295)            (9,709)           (170,615)           (76,025)            (141,694)
  Cost of insurance and
    other fees...........        (268,542)           (12,046)            (85,758)           (70,065)            (120,449)
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      10,555,261            616,464           3,660,491          3,163,971            8,034,631
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Total increase
    (decrease) in net
    assets...............      17,834,831            772,518           7,118,820          3,153,766           12,696,761
NET ASSETS:
  Beginning of period....      29,565,036          1,456,188           9,088,386          8,255,717           11,664,736
                           -----------------   -----------------   ---------------   ------------------   ------------------
  End of period..........     $47,399,867         $2,228,706         $16,207,206        $11,409,483          $24,361,497
                           -----------------   -----------------   ---------------   ------------------   ------------------
                           -----------------   -----------------   ---------------   ------------------   ------------------
* From inception, July 15, 1997 to December 31, 1997.

                                CAPITAL            MORTGAGE                            INTERNATIONAL         DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND      OPPORTUNITIES FUND      GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           -----------------   -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment income
    (loss)...............     $   141,479         $   74,538         $   121,461        $   104,616          $   166,958
  Capital gains income...         852,649           --                    55,597             71,613               66,764
  Net realized gain
    (loss) on security
    transactions.........           3,905               (264)              3,624               (826)                 582
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       2,844,514             (3,548)          1,040,510            450,264            1,210,967
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       3,842,547             70,726           1,221,192            625,667            1,445,271
                           -----------------   -----------------   ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..............        --                 --                  --                 --                   --
  Net transfers..........      15,368,388            847,165           6,030,465          5,773,754            7,935,692
  Surrenders.............        (398,849)           (36,769)           (173,115)           (98,814)            (137,508)
  Net loan withdrawals...        (232,211)            (1,547)           (142,073)           (48,108)             (65,640)
  Cost of insurance and
    other fees...........        (142,060)            (7,811)            (38,685)           (34,733)             (46,158)
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      14,595,268            801,038           5,676,592          5,592,099            7,686,386
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Total increase
    (decrease) in net
    assets...............      18,437,815            871,764           6,897,784          6,217,766            9,131,657
NET ASSETS:
  Beginning of period....      11,127,221            584,424           2,190,602          2,037,951            2,533,079
                           -----------------   -----------------   ---------------   ------------------   ------------------
  End of period..........     $29,565,036         $1,456,188         $ 9,088,386        $ 8,255,717          $11,664,736
                           -----------------   -----------------   ---------------   ------------------   ------------------
                           -----------------   -----------------   ---------------   ------------------   ------------------
** From inception, August 9, 1996 to December 31, 1996.

                           INTERNATIONAL      SMALL          MIDCAP
                           ADVISERS FUND   COMPANY FUND       FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT*
                           -------------   ------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............   $   70,580      $      811      $    156
  Capital gains income...        4,758          81,211        --
  Net realized gain
    (loss) on security
    transactions.........        4,567         (11,838)           (3)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       16,688         (57,877)        3,294
                           -------------   ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       96,593          12,307         3,447
                           -------------   ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      --              --              1,000
  Net transfers..........      841,304       1,790,398       170,709
  Surrenders.............      (46,000)        (10,130)         (525)
  Net loan withdrawals...      (23,722)             (2)       --
  Cost of insurance and
    other fees...........      (12,736)         (4,445)         (128)
                           -------------   ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      758,846       1,775,821       171,056
                           -------------   ------------   ------------
  Total increase
    (decrease) in net
    assets...............      855,439       1,788,128       174,503
NET ASSETS:
  Beginning of period....    1,424,872             983        --
                           -------------   ------------   ------------
  End of period..........   $2,280,311      $1,789,111      $174,503
                           -------------   ------------   ------------
                           -------------   ------------   ------------
* From inception, July 15
                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT**
                           -------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............   $   39,973      $  --
  Capital gains income...       28,703         --
  Net realized gain
    (loss) on security
    transactions.........       (2,872)        --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       25,925             (17)
                           -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       91,729             (17)
                           -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      --                1,000
  Net transfers..........    1,218,628         --
  Surrenders.............      (13,045)        --
  Net loan withdrawals...           (4)        --
  Cost of insurance and
    other fees...........       (5,555)        --
                           -------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    1,200,024           1,000
                           -------------   ------------
  Total increase
    (decrease) in net
    assets...............    1,291,753             983
NET ASSETS:
  Beginning of period....      133,119         --
                           -------------   ------------
  End of period..........   $1,424,872      $      983
                           -------------   ------------
                           -------------   ------------
** From inception, August

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of forty-one sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds (the Funds). The thirteen sub-accounts which invest in Dean Witter Select Dimensions Portfolios and the sixteen sub-accounts which invest in Putnam VT Funds are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

 TO HARTFORD LIFE INSURANCE COMPANY
 SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, International Advisers Fund Sub-Account, Small Company Fund Sub-Account and MidCap Fund Sub-Account (constituting Hartford Life Insurance Company Separate Account Five) (the Accounts) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended (except for the MidCap Fund Sub-Account which reflects the period from inception, July 15, 1997, to December 31, 1997 and for the Small Company Fund Sub-Account which reflects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996). These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, International Advisers Fund Sub-Account, Small Company Fund Sub-Account and MidCap Fund Sub-Account (constituting Hartford Life Insurance Company Separate Account Five) as of December 31, 1997, the results of its operations and the changes in its net assets for each of two years in the period then ended (except for the MidCap Fund Sub-Account which reflects the period from inception, July 15, 1997, to December 31, 1997 and for the Small Company Fund Sub-Account which relects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996) in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 16, 1998                                           ARTHUR ANDERSEN LLP

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------  -----------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                          3,097,966
    Cost                          $ 3,123,634
    Market Value.........  $3,252,102        --           --            --
  Hartford Stock Fund,
    Inc.
    Shares                          6,282,012
    Cost                          $25,403,204
    Market Value.........      --        $32,184,802      --            --
  HVA Money Market Fund,
    Inc.
    Shares                         11,007,872
    Cost                          $11,007,872
    Market Value.........      --            --       $11,007,872       --
  Hartford Advisers Fund,
    Inc.
    Shares                         16,136,729
    Cost                          $34,427,039
    Market Value.........      --            --           --        $40,773,414
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                          9,335,313
    Cost                          $34,763,335
    Market Value.........      --            --           --            --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                          1,514,384
    Cost                          $ 1,619,425
    Market Value.........      --            --           --            --
  Hartford Index Fund,
    Inc.
    Shares                          3,710,121
    Cost                          $ 8,592,499
    Market Value.........      --            --           --            --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                          9,277,915
    Cost                          $12,502,555
    Market Value.........      --            --           --            --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                         11,973,364
    Cost                          $18,457,333
    Market Value.........      --            --           --            --
  Hartford International
    Advisers Fund, Inc.
    Shares                          2,096,953
    Cost                          $ 2,427,278
    Market Value.........      --            --           --            --
  Hartford Small Company,
    Inc.
    Shares                            822,909
    Cost                          $  996,331
    Market Value.........      --            --           --            --
  Hartford MidCap Fund,
    Inc.
    Shares                             80,641
    Cost                          $   88,716
    Market Value.........      --            --           --            --
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....      23,003           152       --             23,216
  Receivable from fund
    shares sold..........      --                 1       45,952        --
                           -----------   -----------  -----------  -------------
  Total Assets...........   3,275,105    32,184,955   11,053,824     40,796,630
                           -----------   -----------  -----------  -------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....      --            --           45,980        --
  Payable for fund shares
    purchased............      23,000        --           --             23,000
                           -----------   -----------  -----------  -------------
  Total Liabilities......      23,000        --           45,980         23,000
                           -----------   -----------  -----------  -------------
  Net Assets (variable
    life contract
    liabilities).........  $3,252,105    $32,184,955  $11,007,844   $40,773,630
                           -----------   -----------  -----------  -------------
                           -----------   -----------  -----------  -------------

  Units Owned by
    Participants.........   2,382,821    14,843,994    9,409,604     22,025,977
  Unit Values............  $ 1.364813    $ 2.168214   $ 1.169852    $  1.851161

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                      INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                          3,097,966
    Cost                          $ 3,123,634
    Market Value.........        --                 --               --             --                 --             --
  Hartford Stock Fund,
    Inc.
    Shares                          6,282,012
    Cost                          $25,403,204
    Market Value.........        --                 --               --             --                 --             --
  HVA Money Market Fund,
    Inc.
    Shares                         11,007,872
    Cost                          $11,007,872
    Market Value.........        --                 --               --             --                 --             --
  Hartford Advisers Fund,
    Inc.
    Shares                         16,136,729
    Cost                          $34,427,039
    Market Value.........        --                 --               --             --                 --             --
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                          9,335,313
    Cost                          $34,763,335
    Market Value.........     $41,166,087           --               --             --                 --             --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                          1,514,384
    Cost                          $ 1,619,425
    Market Value.........        --              $1,641,260          --             --                 --             --
  Hartford Index Fund,
    Inc.
    Shares                          3,710,121
    Cost                          $ 8,592,499
    Market Value.........        --                 --           $10,676,648        --                 --             --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                          9,277,915
    Cost                          $12,502,555
    Market Value.........        --                 --               --          $12,009,862           --             --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                         11,973,364
    Cost                          $18,457,333
    Market Value.........        --                 --               --             --             $23,375,933        --
  Hartford International
    Advisers Fund, Inc.
    Shares                          2,096,953
    Cost                          $ 2,427,278
    Market Value.........        --                 --               --             --                 --          $2,463,481
  Hartford Small Company,
    Inc.
    Shares                            822,909
    Cost                          $  996,331
    Market Value.........        --                 --               --             --                 --             --
  Hartford MidCap Fund,
    Inc.
    Shares                             80,641
    Cost                          $   88,716
    Market Value.........        --                 --               --             --                 --             --
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....        --                       2              86           10,032           --             --
  Receivable from fund
    shares sold..........               4           --               --             --                  10,000        --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Total Assets...........      41,166,091         1,641,262      10,676,734       12,019,894        23,385,933      2,463,481
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....             648           --               --             --                   9,809        --
  Payable for fund shares
    purchased............        --                 --               --               10,000           --             --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Total Liabilities......             648           --               --               10,000             9,809        --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Net Assets (variable
    life contract
    liabilities).........     $41,165,443        $1,641,262      $10,676,734     $12,009,894       $23,376,124     $2,463,481
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
                           -----------------   ---------------   -----------  ------------------   ------------   -------------

  Units Owned by
    Participants.........      21,477,473         1,232,805       4,848,574        9,132,125        10,632,862      1,802,863
  Unit Values............     $  1.916680        $ 1.331324      $ 2.202036      $  1.315126       $  2.198479     $ 1.366427

                              SMALL         MIDCAP
                           COMPANY FUND      FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Stock Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  HVA Money Market Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Advisers Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Capital
    Appreciation Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Mortgage
    Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Index Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford International
    Opportunities Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Dividend and
    Growth Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford International
    Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........      --             --
  Hartford Small Company,
    Inc.

    Shares

    Cost
    Market Value.........   $ 989,310         --
  Hartford MidCap Fund,
    Inc.

    Shares

    Cost
    Market Value.........      --          $  91,697
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....      --             --
  Receivable from fund
    shares sold..........      --             --
                           ------------   -----------
  Total Assets...........     989,310         91,697
                           ------------   -----------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....          17         --
  Payable for fund shares
    purchased............      --             --
                           ------------   -----------
  Total Liabilities......          17         --
                           ------------   -----------
  Net Assets (variable
    life contract
    liabilities).........   $ 989,293      $  91,697
                           ------------   -----------
                           ------------   -----------
  Units Owned by
    Participants.........     849,968         88,219
  Unit Values............   $1.163918      $1.039425

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $156,755     $   274,037    $632,382      $  789,490
EXPENSES:
  Mortality and expense
    undertakings.........     --             --           --             --
                           -----------   -----------   -----------   -------------
    Net investment
      income.............    156,755         274,037     632,382         789,490
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --             904,272      --           1,045,984
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        894          12,939      --               3,344
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    118,897       4,902,064      --           4,613,047
                           -----------   -----------   -----------   -------------
    Net gain (loss) on
      investments........    119,791       4,915,003      --           4,616,391
                           -----------   -----------   -----------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   $276,546     $ 6,093,312    $632,382      $6,451,865
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

* From inception, July 15, 1997 to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   -------------
INVESTMENT INCOME:
  Dividends..............     $  190,756           $79,693       $   116,095       $ 108,028         $  324,234       $72,657
EXPENSES:
  Mortality and expense
    undertakings.........       --                 --                --             --                  --             --
                           -----------------       -------       -----------      ----------        ------------   -------------
    Net investment
      income.............        190,756            79,693           116,095         108,028            324,234        72,657
                           -----------------       -------       -----------      ----------        ------------   -------------
CAPITAL GAINS INCOME.....      1,971,454           --                474,812         587,257            328,863         4,846
                           -----------------       -------       -----------      ----------        ------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          4,174               141            (3,017)         (1,502)            (3,678)          691
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      4,126,792            18,347         1,522,964        (918,735)         3,808,104         9,052
                           -----------------       -------       -----------      ----------        ------------   -------------
    Net gain (loss) on
      investments........      4,130,966            18,488         1,519,947        (920,237)         3,804,426         9,743
                           -----------------       -------       -----------      ----------        ------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....     $6,293,176           $98,181       $ 2,110,854       $(224,952)        $4,457,523       $87,246
                           -----------------       -------       -----------      ----------        ------------   -------------
                           -----------------       -------       -----------      ----------        ------------   -------------

                              SMALL          MIDCAP
                           COMPANY FUND       FUND
                           SUB-ACCOUNT    SUB-ACCOUNT*
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $   449         $   82
EXPENSES:
  Mortality and expense
    undertakings.........     --             --
                           ------------      ------
    Net investment
      income.............        449             82
                           ------------      ------
CAPITAL GAINS INCOME.....     44,954         --
                           ------------      ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       (415)            (2)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     (7,085)         2,981
                           ------------      ------
    Net gain (loss) on
      investments........     (7,500)         2,979
                           ------------      ------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $37,903         $3,061
                           ------------      ------
                           ------------      ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            MONEY
                            BOND FUND     STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   -------------   -------------
OPERATIONS:
  Net investment
    income...............  $  156,755    $   274,037    $    632,382     $   789,490
  Capital gains income...      --            904,272         --            1,045,984
  Net realized gain
    (loss) on security
    transactions.........         894         12,939         --                3,344
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     118,897      4,902,064         --            4,613,047
                           -----------   ------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     276,546      6,093,312         632,382       6,451,865
                           -----------   ------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............          16         50,244      63,908,110         243,545
  Net transfers..........   1,318,984     12,296,285     (62,169,665)     13,868,301
  Surrenders.............     (43,171)    (1,275,425)       (393,227)     (1,057,654)
  Net loan activity......     (15,758)       (97,878)     (2,491,658)        (64,323)
  Cost of insurance......     (16,113)      (151,064)       (109,762)       (204,969)
                           -----------   ------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   1,243,958     10,822,162      (1,256,202)     12,784,900
                           -----------   ------------   -------------   -------------
  Total increase
    (decrease) in net
    assets...............   1,520,504     16,915,474        (623,820)     19,236,765
NET ASSETS:
  Beginning of period....   1,731,601     15,269,481      11,631,664      21,536,865
                           -----------   ------------   -------------   -------------
  End of period..........  $3,252,105    $32,184,955    $ 11,007,844     $40,773,630
                           -----------   ------------   -------------   -------------
                           -----------   ------------   -------------   -------------

* From inception, July 15, 1997 to December 31, 1997.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND     STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   -------------   -------------
OPERATIONS:
  Net investment
    income...............  $   61,277    $   140,710    $    404,912     $   357,873
  Capital gains income...      --            185,013         --              116,357
  Net realized (loss)
    gain on security
    transactions.........        (451)           524         --                  415
  Net unrealized
    appreciation of
    investments during
    the period...........       2,527      1,657,996         --            1,542,513
                           -----------   ------------   -------------   -------------
  Net increase in net
    assets resulting from
    operations...........      63,353      1,984,243         404,912       2,017,158
                           -----------   ------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............      --                 29      68,474,293          17,409
  Net transfers..........   1,407,699      9,799,913     (59,831,330)     15,943,206
  Surrenders.............     (40,106)      (233,750)       (203,050)       (281,648)
  Net loan activity......      --            (71,384)     (1,787,588)        (82,526)
  Cost of insurance......      (5,636)       (53,381)        (82,442)        (79,595)
                           -----------   ------------   -------------   -------------
  Net increase in net
    assets resulting from
    unit transactions....   1,361,957      9,441,427       6,569,883      15,516,846
                           -----------   ------------   -------------   -------------
  Total increase in net
    assets...............   1,425,310     11,425,670       6,974,795      17,534,004
NET ASSETS:
  Beginning of period....     306,291      3,843,811       4,656,869       4,002,861
                           -----------   ------------   -------------   -------------
  End of period..........  $1,731,601    $15,269,481    $ 11,631,664     $21,536,865
                           -----------   ------------   -------------   -------------
                           -----------   ------------   -------------   -------------
** From inception, August 9, 1996 to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL            MORTGAGE                            INTERNATIONAL         DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND      OPPORTUNITIES FUND      GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           -----------------   -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment
    income...............     $   190,756         $   79,693         $   116,095        $   108,028          $   324,234
  Capital gains income...       1,971,454           --                   474,812            587,257              328,863
  Net realized gain
    (loss) on security
    transactions.........           4,174                141              (3,017)            (1,502)              (3,678)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       4,126,792             18,347           1,522,964           (918,735)           3,808,104
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       6,293,176             98,181           2,110,854           (224,952)           4,457,523
                           -----------------   -----------------   ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..............         103,255           --                        27             40,040                  156
  Net transfers..........      12,570,924            882,849           3,834,337          6,039,925            9,250,118
  Surrenders.............      (1,417,215)           (17,802)           (430,212)          (433,918)            (388,933)
  Net loan activity......         (35,024)             4,385             (42,196)           (14,211)            (126,702)
  Cost of insurance......        (204,886)            (7,440)            (51,934)           (63,263)            (107,665)
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      11,017,054            861,992           3,310,022          5,568,573            8,626,974
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Total increase
    (decrease) in net
    assets...............      17,310,230            960,173           5,420,876          5,343,621           13,084,497
NET ASSETS:
  Beginning of period....      23,855,213            681,089           5,255,858          6,666,273           10,291,627
                           -----------------   -----------------   ---------------   ------------------   ------------------
  End of period..........     $41,165,443         $1,641,262         $10,676,734        $12,009,894          $23,376,124
                           -----------------   -----------------   ---------------   ------------------   ------------------
                           -----------------   -----------------   ---------------   ------------------   ------------------

* From inception, July 15, 1997 to December 31, 1997.

                                CAPITAL            MORTGAGE                            INTERNATIONAL         DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND      OPPORTUNITIES FUND      GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           -----------------   -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment
    income...............     $   100,190         $   24,643         $    56,990        $    75,641          $   128,284
  Capital gains income...         542,857           --                    18,617             46,012               41,509
  Net realized (loss)
    gain on security
    transactions.........          (2,788)              (687)              3,838                (26)                (280)
  Net unrealized
    appreciation of
    investments during
    the period...........       2,060,719                577             523,283            366,466              967,296
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase in net
    assets resulting from
    operations...........       2,700,978             24,533             602,728            488,093            1,136,809
                           -----------------   -----------------   ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..............              29           --                  --                 --                   --
  Net transfers..........      14,180,908            513,118           4,159,498          5,005,094            7,624,232
  Surrenders.............        (360,928)           (14,119)            (66,581)          (107,782)            (155,061)
  Net loan activity......         (88,831)                (1)            (65,105)           (24,312)             (39,663)
  Cost of insurance......         (88,601)            (2,230)            (18,114)           (23,891)             (32,690)
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase in net
    assets resulting from
    unit transactions....      13,642,577            496,768           4,009,698          4,849,109            7,396,818
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Total increase in net
    assets...............      16,343,555            521,301           4,612,426          5,337,202            8,533,627
NET ASSETS:
  Beginning of period....       7,511,658            159,788             643,432          1,329,071            1,758,000
                           -----------------   -----------------   ---------------   ------------------   ------------------
  End of period..........     $23,855,213         $  681,089         $ 5,255,858        $ 6,666,273          $10,291,627
                           -----------------   -----------------   ---------------   ------------------   ------------------
                           -----------------   -----------------   ---------------   ------------------   ------------------
** From inception, August 9, 1996 to December 31, 1996.

                           INTERNATIONAL      SMALL         MIDCAP
                           ADVISERS FUND   COMPANY FUND      FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT*
                           -------------   ------------   -----------
OPERATIONS:
  Net investment
    income...............   $   72,657       $    449       $    82
  Capital gains income...        4,846         44,954        --
  Net realized gain
    (loss) on security
    transactions.........          691           (415)           (2)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        9,052         (7,085)        2,981
                           -------------   ------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       87,246         37,903         3,061
                           -------------   ------------   -----------
UNIT TRANSACTIONS:
  Purchases..............          136         --             1,000
  Net transfers..........    1,063,784        956,329        87,826
  Surrenders.............      (57,314)       (12,652)         (110)
  Net loan activity......      (23,857)        (1,427)       --
  Cost of insurance......      (13,409)        (2,262)          (80)
                           -------------   ------------   -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      969,340        939,988        88,636
                           -------------   ------------   -----------
  Total increase
    (decrease) in net
    assets...............    1,056,586        977,891        91,697
NET ASSETS:
  Beginning of period....    1,406,895         11,402        --
                           -------------   ------------   -----------
  End of period..........   $2,463,481       $989,293       $91,697
                           -------------   ------------   -----------
                           -------------   ------------   -----------
* From inception, July 15
                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT**
                           -------------   ------------
OPERATIONS:
  Net investment
    income...............   $   33,540       $      1
  Capital gains income...       28,341         --
  Net realized (loss)
    gain on security
    transactions.........           38         --
  Net unrealized
    appreciation of
    investments during
    the period...........       22,219             64
                           -------------   ------------
  Net increase in net
    assets resulting from
    operations...........       84,138             65
                           -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      --               1,000
  Net transfers..........    1,187,324         10,337
  Surrenders.............      (10,618)        --
  Net loan activity......       (7,147)        --
  Cost of insurance......       (4,435)        --
                           -------------   ------------
  Net increase in net
    assets resulting from
    unit transactions....    1,165,124         11,337
                           -------------   ------------
  Total increase in net
    assets...............    1,249,262         11,402
NET ASSETS:
  Beginning of period....      157,633         --
                           -------------   ------------
  End of period..........   $1,406,895       $ 11,402
                           -------------   ------------
                           -------------   ------------
** From inception, August

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------

 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of forty-one sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds (the Funds). The thirteen sub-accounts which invest in Dean Witter Select Dimensions Portfolios and the sixteen sub-accounts which invest in Putnam VT are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of The Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

 TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, International Advisers Fund Sub-Account, Small Company Fund Sub-Account and MidCap Fund Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Five) (the Accounts) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended (except for the MidCap Fund Sub-Account which reflects the period from inception, July 15, 1997, to December 31, 1997 and the Small Company Fund Sub-Account which relects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996). These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, International Advisers Fund Sub-Account, Small Company Fund Sub-Account and MidCap Fund Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account
 Five) as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended (except for the MidCap Fund Sub-Account which reflects the period from inception, July 15, 1997, to December 31, 1997 and the Small Company Fund Sub-Account which relects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996) in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 16, 1998                                           ARTHUR ANDERSEN LLP

 HARTFORD BOND FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
 -----------                                                      -------------
 ASSET-BACKED SECURITIES -- 3.6%
              California Infrastructure Pacific Gas & Electric,
              Series 1997-1 Class A6
 $ 3,600,000    6.32% due 09/25/05..............................  $   3,616,875
              California Infrastructure Southern California
              Edison, Series 1997-1 Class A3
   3,250,000    6.17% due 03/25/03..............................      3,262,123
              Chemical Master Credit Card Trust, Series 96-1,
              Class A
  11,400,000    5.55% due 09/15/03..............................     11,258,184
              Oakwood Mortgage Investors, Inc. Series 94-A,
              Class B1
   1,853,755    8.40% due 02/15/15..............................      1,891,738
                                                                  -------------
              Total asset-backed securities.....................  $  20,028,920
                                                                  -------------
                                                                  -------------
 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.5%
              NationsBank Corp., Series 1997-CTL1, Class A1
   8,084,783    7.42% due 06/22/24..............................  $   8,307,114
                                                                  -------------
                                                                  -------------
 CORPORATE BONDS & NOTES -- 48.9%
              CABLE -- 1.2%
              Cablevision Systems Corp.
   2,300,000    7.875% due 12/15/07.............................  $   2,346,000
              Jones Intercable, Inc.
     100,000    8.875% due 04/01/07.............................        104,500
              Lenfest Communications Inc.
   1,000,000    8.375% due 11/01/05.............................      1,031,250
              Rogers Cablesystems, Inc.
   2,945,000    9.625% due 08/01/02.............................      3,136,425
                                                                  -------------
                                                                      6,618,175
                                                                  -------------
              CHEMICALS -- 1.5%
              du Pont (E.I.) Nemours & Co.
   5,700,000    6.75% due 09/01/07..............................      5,890,488
              Terra Industries, Inc.
   2,250,000    10.50% due 06/15/05.............................      2,418,750
                                                                  -------------
                                                                      8,309,238
                                                                  -------------
              COLLEGES -- 1.1%
              Massachusetts Institutue of Technology
   5,500,000    7.25% due 11/02/96..............................      6,199,501
                                                                  -------------
              ENERGY & SERVICES -- 1.9%
              Tenneco, Inc.
   6,850,000    8.20% due 11/15/99..............................      7,104,395
              Union Oil Co. of California Medium-Term Note
   2,500,000    9.375% due 02/15/11.............................      3,117,622
                                                                  -------------
                                                                     10,222,017
                                                                  -------------
              FINANCIAL SERVICES -- 15.5%
              Abbey National First Capital (Yankee)
   7,575,000    8.20% due 10/15/04..............................      8,303,139
              Ahmanson (H.F.) & Co. Medium-Term Note
   5,500,000    6.35% due 09/01/98..............................      5,516,175
              American Reinsurance Co.
   3,700,000    7.45% due 12/15/26..............................      3,987,546
              Bayerische Landesbank (NY)
   7,000,000    6.20% due 02/09/06..............................      6,957,608
              BellSouth Capital Funding
   7,500,000    7.12% due 07/15/97..............................      7,865,993
              Charles Schwab Corp. Medium-Term Note
   3,000,000    6.63% due 08/04/98..............................      3,010,785

  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
 -----------                                                      -------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              FINANCIAL SERVICES -- (CONTINUED)
              Chase Manhattan Corp.
 $ 3,000,000    7.75% due 11/01/99..............................  $   3,090,654
              General Motors Acceptance Corp. Medium-Term Note
   4,000,000    5.875% due 01/12/99.............................      3,991,536
              KFW International Finance, Inc.
   5,000,000    7.00% 03/01/13..................................      5,322,805
              Landeskreditbank Baden-Wuerttemberg
   7,900,000    7.625% due 02/01/23.............................      8,959,587
              Lehman Brothers Holdings, Inc.
   3,000,000    10.00% due 05/15/99.............................      3,145,995
              Lehman Brothers Holdings, Inc.
   2,850,000    8.875% due 03/01/02.............................      3,090,170
              Massachusetts Mutual Life Insurance Co.*
  11,750,000    7.625% due 11/15/23.............................     12,829,743
              Phoenix Home Life Mutual Insurance Co.*
   2,750,000    6.95% due 12/01/06..............................      2,801,783
              Salomon Brothers, Inc.
   2,500,000    7.00% due 01/20/98..............................      2,500,913
              Swiss Bank Corp. (NY)
   1,000,000    7.375% due 06/15/17.............................      1,072,409
              Westinghouse Credit Corp.
   3,000,000    8.875% due 06/14/14.............................      3,280,974
                                                                  -------------
                                                                     85,727,815
                                                                  -------------
              FOOD, BEVERAGE & TOBACCO -- 1.5%
              Ralcorp Holdings Inc.
   7,400,000    8.75% due 09/15/04..............................      8,393,672
                                                                  -------------
              FUNERAL/CEMETERY SERVICES -- 0.8%
              Loewen Group International, Inc.
   3,900,000    8.25% due 10/15/03..............................      4,150,462
                                                                  -------------
              HOME BUILDING -- 0.8%
              U.S. Home Corp.
   4,190,000    7.95% due 03/01/01..............................      4,251,949
                                                                  -------------
              MEDIA & SERVICES -- 1.1%
              Turner Broadcasting System, Inc.
   5,900,000    7.40% due 02/01/04..............................      6,095,243
                                                                  -------------
              PACKAGING & CONTAINERS -- 0.8%
              Borden Chemical and Plastics
     500,000    9.50% due 05/01/05..............................        527,500
              Domtar, Inc.
   2,350,000    9.50% due 08/01/16                                    2,604,902
              Owens-Illinois, Inc.
   1,000,000    8.10% due 05/15/07..............................      1,063,892
                                                                  -------------
                                                                      4,196,294
                                                                  -------------
              REAL ESTATE -- 0.9%
              Duke Realty LP
   5,000,000    7.25% due 09/22/02..............................      5,155,260
                                                                  -------------
              RETAIL -- 3.9%
              KMart Corp.
   4,000,000    12.50% due 03/01/05.............................      4,860,000
              KMart Corp. Medium-Term Note
   5,000,000    8.96% due 12/10/19..............................      5,048,110
              KMart Corp. Medium-Term Note
     750,000    7.750% due 10/01/12.............................        720,000
              Profitt's, Inc.
   1,400,000    8.125% due 05/15/04.............................      1,456,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
 -----------                                                      -------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              RETAIL -- (CONTINUED)
              Stop & Shop Companies, Inc.
 $ 8,585,000    9.75% due 02/01/02..............................  $   9,587,780
                                                                  -------------
                                                                     21,671,890
                                                                  -------------
              SHIPBUILDING -- 0.4%
              Newport News Shipbuilding, Inc.*
   2,000,000    8.625% due 12/01/06.............................      2,102,500
                                                                  -------------
              TELECOMMUNICATIONS -- 5.1%
              Bell Cablemedia PLC
   9,750,000    0.00% due 09/15/05..............................      8,659,229
              Bell Telephone Co. of Pennsylvania
   3,000,000    8.35% due 12/15/30..............................      3,799,122
              Chesapeake & Potomac Telephone Co. of MD
   1,500,000    8.30% due 08/01/31..............................      1,840,169
              Continental Cablevision, Inc.
   1,000,000    9.50% due 08/01/13..............................      1,191,412
              Rogers Cantel, Inc.
   2,000,000    8.30% due 10/01/07..............................      1,985,000
              TCI Communications, Inc.
   2,000,000    7.875% due 02/15/26.............................      2,146,290
              Tele-Communications, Inc.
   7,000,000    6.58% due 02/15/05..............................      7,493,325
              USW-1, Series A2 1997*
   1,360,000    0.00% due 02/01/17..............................        379,712
              Viacom, Inc.
     750,000    7.75% due 06/01/05..............................        765,137
                                                                  -------------
                                                                     28,259,396
                                                                  -------------
              TRANSPORTATION -- 7.7%
              Continental Airlines, Inc.
   4,430,000    9.50% due 12/15/01..............................      4,651,500
              Continental Airlines, Inc. 1997-1*
  12,000,000    7.461% due 04/01/13.............................     12,650,640
              CSX Corp.*
   4,000,000    7.25% due 05/01/04..............................      4,149,552
              Interpool, Inc.*
   2,000,000    7.35% due 08/01/07..............................      2,001,074
              Norfolk Southern Corp.
   2,650,000    7.80% due 05/15/27..............................      2,989,452
              U.S. Airways Group Inc., Class A
   4,751,405    6.76% due 04/15/08..............................      4,839,115
              United Air Lines Inc.
   8,900,000    9.75% due 08/15/21..............................     11,512,630
                                                                  -------------
                                                                     42,793,963
                                                                  -------------
              UTILITIES -- 4.7%
              CMS Energy Corp.
   1,400,000    8.125% due 05/15/02.............................      1,441,207
              Cleveland Electric Illuminating Co.
   2,500,000    7.88% due 11/01/17..............................      2,626,163
              Cleveland Electric Illuminating Co.
   1,750,000    7.13% due 07/01/07..............................      1,848,063
              El Paso Electric Co.
   5,000,000    9.40% due 05/01/11..............................      5,625,000
              Long Island Lighting Co.
   1,485,000    8.90% due 07/15/19..............................      1,581,590
              Long Island Lighting Co.
   1,835,000    7.625% due 04/15/98.............................      1,840,813
  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
 -----------                                                      -------------
              UTILITIES -- (CONTINUED)

              Public Service Electric & Gas Co. MBIA Insured
 $ 4,000,000    7.00% due 09/01/24..............................  $   4,097,380
              Public Service Electric & Gas Co. MBIA Insured
   7,000,000    6.75% due 01/01/16..............................      7,095,830
                                                                  -------------
                                                                     26,156,046
                                                                  -------------
              Total corporate bonds & notes.....................  $ 270,303,421
                                                                  -------------
                                                                  -------------
 ENHANCED EQUIPMENT TRUST
 CERTIFICATES -- 0.8%
              Norwest Airlines Trust Series 2
   2,408,000    11.30% due 06/21/14.............................  $   3,124,645
              NWA Trust Series D
   1,000,000    13.875% due 06/21/08............................      1,212,507
                                                                  -------------
              Total enhanced equipment trust certificates.......  $   4,337,152
                                                                  -------------
                                                                  -------------
 FOREIGN/YANKEE BONDS & NOTES -- 8.3%
              FOREIGN CORPORATIONS -- 2.2%
              Industrial Finance Corp. (Thailand)
  12,800,000    7.75% due 08/04/07..............................  $  12,160,000
                                                                  -------------
              FOREIGN GOVERNMENTS -- 6.1%
              Banco Nacional de Comercio Exterior SNC
   1,000,000    7.25% due 02/02/04..............................        928,125
              Province of Quebec
   2,400,000    7.125% due 02/09/24.............................      2,480,400
              Republica de Argentina Par Bonds
   8,250,000    4.25% due 03/31/23..............................      6,027,656
              Republic of Colombia
   1,650,000    7.625% due 02/15/07.............................      1,551,564
              Republic of Panama
   1,300,000    8.875% due 09/30/27.............................      1,222,000
              Republic of Venezuela
   6,250,000    9.25% due 09/15/27..............................      5,601,563
              Republic of Venezuela Discount Series A
   2,000,000    6.75% due 03/31/20..............................      1,790,000
              The Russian Federation*
   5,000,000    10.00% due 06/26/07.............................      4,621,875
              United Mexican States Discount Bond
   9,000,000    6.6925% due 12/31/19............................      8,313,750
              United Mexican States Discount Bond
   1,000,000    6.6172% due 12/31/19............................        923,750
                                                                  -------------
                                                                     33,460,683
                                                                  -------------
              Total foreign/yankee bonds & notes................  $  45,620,683
                                                                  -------------
                                                                  -------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 31.5%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.4%
  44,990,090    6.00% due 01/01/12 - 05/01/26...................  $  44,221,291
   6,490,000    6.50% due 01/01/12 - 12/01/27...................      6,466,693
   4,000,000    7.00% due 01/01/28..............................      4,027,500
              FNMA Multifamily DUS
   2,941,828    6.48% due 12/01/05..............................      2,965,510
                                                                  -------------
                                                                     57,680,994
                                                                  -------------
              U.S. GOVERNMENT AGENCIES -- 1.3%
              Israel Aid (State of)
   7,200,000    4.875% due 09/15/98.............................      7,150,565
                                                                  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
 -----------                                                      -------------
 U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              U.S. TREASURY BONDS -- 7.6%
 $ 5,400,000    6.375% due 08/15/27.............................  $   5,693,625
   4,380,000    6.50% due 11/15/26..............................      4,675,650
   8,950,000    6.625% due 02/15/27.............................      9,713,551
     692,000    6.75% due 08/15/26..............................        761,849
   2,980,000    6.875% due 08/15/25.............................      3,321,770
   5,550,000    7.50% due 11/15/16..............................      6,474,425
   3,900,000    8.125% due 08/15/19.............................      4,881,096
   5,100,000    8.75% due 05/15/17..............................      6,684,188
                                                                  -------------
                                                                     42,206,154
                                                                  -------------
              U.S. TREASURY INFLATION-INDEXED SECURITIES -- 1.0%
   5,151,269    3.625% due 07/15/02.............................      5,173,269
                                                                  -------------
              U.S. TREASURY NOTES -- 11.2%
  15,000,000    5.50% due 11/15/98..............................     14,976,570
   4,900,000    5.625% due 11/30/98 - 02/15/06..................      4,889,063
   5,850,000    5.75% due 10/31/02 - 08/15/03...................      5,856,423
   7,120,000    5.875% due 08/15/98 - 09/30/02..................      7,147,053
  11,900,000    6.125% due 08/31/98.............................     11,940,912
   6,300,000    6.25% due 07/31/98 - 02/15/03...................      6,377,597
   3,160,000    6.50% due 05/31/02 - 05/15/05...................      3,278,550
     100,000    6.875% due 08/31/99.............................        101,875
   1,880,000    7.00% due 07/15/06..............................      2,029,814
     650,000    7.25% due 05/15/04..............................        701,594
   3,000,000    7.50% due 10/31/99 - 11/15/24...................      3,425,533
   1,000,000    7.875% due 11/15/04.............................      1,117,813
                                                                  -------------
                                                                     61,842,797
                                                                  -------------
              Total U.S. treasuries & federal agencies..........  $ 174,053,779
                                                                  -------------
                                                                  -------------
 SHORT-TERM SECURITIES -- 12.3%
              COMMERCIAL PAPER -- 9.0%
              Associates Corporation of North America
  10,000,000    5.83% due 01/20/98..............................  $   9,969,231
              Bell Atlantic Corp.
   5,000,000    5.78% due 01/22/98..............................      4,983,142
              Ford Motor Credit Corp.
  10,000,000    5.80% due 01/14/98..............................      9,979,056
              General Electric Capital Corp.
   5,000,000    5.87% due 01/16/98..............................      4,987,770
              Johnson Controls, Inc.
  10,000,000    5.88% due 01/20/98..............................      9,968,966
              Lucent Technologies, Inc.
   5,000,000    5.85% due 01/09/98..............................      4,993,500
  PRINCIPAL                                                          MARKET
   AMOUNT                                                             VALUE
 -----------                                                      -------------
              COMMERCIAL PAPER -- (CONTINUED)
              Lucent Technologies, Inc.
 $ 5,000,000    5.76% due 01/20/98..............................  $   4,984,800
                                                                  -------------
                                                                     49,866,465
                                                                  -------------
              REPURCHASE AGREEMENT -- 3.3%
  18,475,000  Interest in $86,953,000 joint repurchase agreement with State Street Bank dated 12/31/97 at 6.50%,
                to be repurchased at $18,481,672 on 01/02/98;
                (Collateralized by $86,953,000 U.S. Treasury
                Bonds 8.375% - 11.625% due 02/11/01 -
                08/08/15).......................................     18,475,000
                                                                  -------------
              Total short-term securities.......................  $  68,341,465
                                                                  -------------
                                                                  -------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost $19,517,029).......    3.6%   $  20,028,920
Total commercial mortgage-backed securities (cost
  $8,244,546)..........................................    1.5        8,307,114
Total corporate bonds & notes (cost $258,420,440)......   48.9      270,303,421
Total enhanced equipment trust certificates (cost
  $4,153,907)..........................................    0.8        4,337,152
Total foreign/yankee bonds & notes (cost
  $45,136,124).........................................    8.3       45,620,683
Total U.S. treasuries & federal agencies (cost
  $170,618,695)........................................   31.5      174,053,779
Total short-term securities (cost $68,341,465).........   12.3       68,341,465
                                                         ------   -------------
Total investment in securities
  (total cost $574,432,206)............................  106.9      590,992,534
Cash, receivables and other assets.....................    1.9       10,462,778
Payable for securities purchased.......................   (8.8)     (48,576,194)
Other liabilities......................................   (0.0)          (9,321)
                                                         ------   -------------
Net assets (applicable to $1.049820 per share based on
  526,632,753 shares outstanding)......................  100.0%   $ 552,869,797
                                                         ------   -------------
                                                         ------   -------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  800,000,000 shares; outstanding 526,632,753 shares...........   $  52,663,275
Capital surplus................................................     483,398,206
Accumulated undistributed net investment income................       1,354,301
Distribution in excess of net realized gain on investments.....      (1,106,313)
Unrealized appreciation of investments.........................      16,560,328
                                                                  -------------
Net assets, applicable to shares outstanding...................   $ 552,869,797
                                                                  -------------
                                                                  -------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of these securities amounted to $41,536,879, or 7.5% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                                       MARKET
    SHARES                                                              VALUE
 ------------                                                      ---------------
 COMMON STOCKS -- 91.2%
               AEROSPACE & DEFENSE -- 1.5%
    1,100,000  Boeing Co. (The)..................................  $    53,831,250
     *334,628  Raytheon Co. Class A..............................       16,501,343
                                                                   ---------------
                                                                        70,332,593
                                                                   ---------------
               COMMUNICATIONS EQUIPMENT -- 3.9%
     *225,000  Ciena Corporation.................................       13,753,125
   *1,275,000  Cisco Systems, Inc................................       71,081,250
      500,000  Ericsson (L.M.) Telephone-ADR.....................       18,656,250
      550,000  Lucent Technologies, Inc..........................       43,931,250
      675,000  Motorola, Inc.....................................       38,517,187
                                                                   ---------------
                                                                       185,939,062
                                                                   ---------------
               COMPUTERS & OFFICE
               EQUIPMENT -- 4.6%
     *630,000  Adaptec, Inc......................................       23,388,750
   *1,518,600  EMC Corporation...................................       41,666,587
      780,000  International Business Machines Corporation.......       81,558,750
      950,000  Xerox Corporation.................................       70,121,875
                                                                   ---------------
                                                                       216,735,962
                                                                   ---------------
               CONSUMER DURABLES -- 0.4%
     *595,000  General Motors Corp.-Class H......................       21,977,812
                                                                   ---------------
               CONSUMER NON-DURABLES -- 5.5%
      295,000  Colgate Palmolive Company.........................       21,682,500
      450,000  Estee Lauder Companies-Class A....................       23,146,875
      625,000  Gillette Company (The)............................       62,773,437
    1,295,000  Kimberly-Clark Corporation........................       63,859,687
    1,100,000  Proctor & Gamble Company (The)....................       87,793,750
                                                                   ---------------
                                                                       259,256,249
                                                                   ---------------
               CONSUMER SERVICES -- 1.9%
     *374,548  Autotote Corp. (Unregistered Shares)..............          547,776
      550,000  Eastman Kodak Company.............................       33,446,875
      287,500  Hertz Corporation Class A (The)...................       11,571,875
   *1,670,000  Mirage Resorts, Inc...............................       37,992,500
                                                                   ---------------
                                                                        83,559,026
                                                                   ---------------
               ELECTRONICS -- 6.5%
     *550,000  Altera Corporation................................       18,218,750
     *935,000  Analog Devices, Inc...............................       25,887,812
    2,700,000  General Electric Company..........................      198,112,500
      920,000  Intel Corporation.................................       64,630,000
                                                                   ---------------
                                                                       306,849,062
                                                                   ---------------
               ENERGY & SERVICES -- 6.5%
      280,000  Amoco Corporation.................................       23,835,000
      575,000  Chevron Corporation...............................       44,275,000
      800,000  Exxon Corporation.................................       48,950,000
    1,850,000  Royal Dutch Petroleum Co. ADR.....................      100,246,875
    1,100,000  Schlumberger Ltd..................................       88,550,000
                                                                   ---------------
                                                                       305,856,875
                                                                   ---------------
               FINANCIAL SERVICES -- 20.4%
      290,000  Ace Ltd...........................................       27,985,000

                                                                       MARKET
    SHARES                                                              VALUE
 ------------                                                      ---------------
               FINANCIAL SERVICES -- (CONTINUED)
    1,100,000  Allstate Corporation (The)........................       99,962,500
      950,000  American Express Co...............................  $    84,787,500
      600,000  American International Group, Inc.................       65,250,000
      530,000  Associates First Capital Corporation..............       37,696,250
      700,000  Bank America Corporation..........................       51,100,000
      800,000  Citicorp..........................................      101,150,000
      800,000  First Union Corporation...........................       41,000,000
    1,075,000  Marsh & McLennan Companies, Inc...................       80,154,687
    1,400,000  Merrill Lynch & Co., Inc..........................      102,112,500
      375,000  NationsBank Corporation...........................       22,804,687
    1,150,000  State Street Corporation..........................       66,915,625
    2,280,000  Travelers Group, Inc..............................      122,835,000
      500,000  U.S. Bancorp......................................       55,968,750
                                                                   ---------------
                                                                       959,722,499
                                                                   ---------------
               FOOD, BEVERAGE & TOBACCO -- 1.9%
      450,000  Coca-Cola Company (The)...........................       29,981,250
       50,000  Nabisco Holdings Corporation......................        2,421,883
      500,000  PepsiCo, Inc......................................       18,218,750
      600,000  Unilever N.V.-New York Shares.....................       37,462,500
                                                                   ---------------
                                                                        88,084,383
                                                                   ---------------
               HEALTH CARE -- 13.9%
    1,020,000  Abbott Laboratories...............................       66,873,750
    1,100,000  American Home Products Corporation and
                 Subsidiaries....................................       84,150,000
    1,300,000  Columbia/HCA Healthcare Corporation...............       38,512,500
    1,100,000  Johnson & Johnson.................................       72,462,500
      770,000  Merck & Co., Inc..................................       81,812,500
    1,250,000  Pfizer, Inc.......................................       93,203,125
    1,800,000  Pharmacia & Upjohn, Inc...........................       65,925,000
     *200,000  Phycor, Inc.......................................        5,400,000
      360,000  Rhone-Poulenc SA..................................       15,975,000
      200,000  Service Corporation International.................        7,387,500
    1,130,000  SmithKline Beecham PLC ADR........................       58,124,375
     *655,000  Tenet Healthcare Corporation......................       21,696,875
      300,000  Warner-Lambert Company............................       37,200,000
     *151,000  Wellpoint Health Networks, Inc....................        6,379,750
                                                                   ---------------
                                                                       655,102,875
                                                                   ---------------
               INDUSTRIAL MATERIALS -- 0.3%
      406,100  Santa Fe International Corporation................       16,523,193
                                                                   ---------------
               MANUFACTURING -- 1.6%
      725,000  Caterpillar, Inc..................................       35,207,812
      600,000  Perkin-Elmer Corporation (The)....................       42,637,500
                                                                   ---------------
                                                                        77,845,312
                                                                   ---------------
               MEDIA & SERVICES -- 3.8%
     *358,700  Clear Channel Communications, Inc.................       28,494,231
    1,875,000  Gannett Co., Inc..................................      115,898,437
      350,000  Walt Disney Company (The).........................       34,671,875
                                                                   ---------------
                                                                       179,064,543
                                                                   ---------------
               RETAIL -- 7.7%
      973,000  CVS Corporation...................................       62,332,812

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                       MARKET
    SHARES                                                              VALUE
 ------------                                                      ---------------
 COMMON STOCKS -- (CONTINUED)
               RETAIL -- (CONTINUED)
      450,000  Gap, Inc. (The)...................................       15,946,875
    2,100,000  McDonald's Corporation............................      100,275,000
    1,102,500  Home Depot, Inc. (The)............................  $    64,909,687
    3,000,000  Wal-Mart Stores, Inc..............................      118,312,500
                                                                   ---------------
                                                                       361,776,874
                                                                   ---------------
               SOFTWARE & SERVICES -- 4.7%
      565,500  Automatic Data Processing, Inc....................       34,707,562
     *500,000  Computer Sciences Corporation.....................       41,750,000
    1,400,000  First Data Corporation............................       40,950,000
     *625,000  Microsoft Corporation.............................       80,781,250
     *650,000  PeopleSoft, Inc...................................       25,350,000
                                                                   ---------------
                                                                       223,538,812
                                                                   ---------------
               TRANSPORTATION -- 2.5%
    2,100,000  Southwest Airlines Co.............................       51,712,500
    1,050,000  Union Pacific Corp................................       65,559,375
                                                                   ---------------
                                                                       117,271,875
                                                                   ---------------
               UTILITIES -- 3.6%
      500,000  Duke Energy Corporation...........................       27,687,500
    1,500,000  SBC Communications, Inc...........................      109,875,000
   *1,000,000  WorldCom, Inc.....................................       30,250,000
                                                                   ---------------
                                                                       167,812,500
                                                                   ---------------
               Total common stocks...............................  $ 4,297,249,507
                                                                   ---------------
                                                                   ---------------
  PRINCIPAL                                                            MARKET
    AMOUNT                                                              VALUE
 ------------                                                      ---------------
 SHORT-TERM SECURITIES -- 8.8%

               REPURCHASE AGREEMENT
 $415,099,000  Interest in $1,102,287,000 joint repurchase
                 agreement with State Street Bank dated 12/31/97
                 at 6.6119%, to be repurchased at $415,251,477 on
                 01/02/98; (Collateralized by $629,353,000 U.S.
                 Treasury Notes 5.625% - 7.5% due 03/31/98 -
                 02/15/05, $204,399,000 U.S. Treasury Bills 0.00%
                 due 05/21/98 - 06/04/98, $159,248,000 U.S.
                 Treasury Bonds 8.50% - 11.25% due 08/15/01 -
                 02/15/20, and $109,287,000 U.S. Treasury Strips
                 (principal) 0.00% due 02/15/09).................  $   415,099,000
                                                                   ---------------
                                                                   ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $2,831,319,892)..............   91.2 %  $ 4,297,249,507
 Total short-term securities (cost $415,099,000)........    8.8        415,099,000
                                                          ------   ---------------
 Total investment in securities
   (total cost $3,246,418,892)..........................  100.0      4,712,348,507
 Cash, receivables and other assets.....................    0.3         13,299,314
 Payable for Fund shares redeemed.......................   (0.3)       (12,140,601)
 Other liabilities......................................   (0.0)          (185,659)
                                                          ------   ---------------
 Net assets (applicable to $5.123317 per share based on
   919,974,649 shares outstanding)......................  100.0%   $ 4,713,321,561
                                                          ------   ---------------
                                                          ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   2,000,000,000 shares; outstanding 919,974,648 shares.........   $    91,997,465
 Capital surplus................................................     2,980,214,648
 Accumulated undistributed net investment income................         1,514,768
 Accumulated undistributed net realized gain of investments.....
                                                                       173,671,132
 Unrealized appreciation on investments.........................     1,465,929,615
 Unrealized depreciation on translation of other assets and
   liabilities in foreign currencies............................            (6,067)
                                                                   ---------------
 Net assets, applicable to shares outstanding...................   $ 4,713,321,561
                                                                   ---------------
                                                                   ---------------

 * Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HVA MONEY MARKET FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

  PRINCIPAL
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 COMMERCIAL PAPER -- 50.6%
              Abbey National, North America
 $10,000,000    5.56% due 03/11/98...................................  $   9,893,433
              Bankers Trust Corp.
  10,000,000    5.72% due 06/17/98...................................      9,734,656
              Cafco
  10,000,000    5.58% due 01/28/98...................................      9,958,150
              Cafco
  10,000,000    5.65% due 02/17/98...................................      9,926,236
              Ciesco L.P.
  10,000,000    5.70% due 01/09/98...................................      9,987,333
              Countrywide Home Loan
  10,000,000    5.56% due 01/06/98...................................      9,992,278
              Eaton Corp.
  10,000,000    5.76% due 03/26/98...................................      9,865,600
              Ford Motor Credit Corp.
   5,000,000    5.58% due 02/02/98...................................      4,975,200
              Goldman Sachs Group L.P. (The)
  10,000,000    5.71% due 04/17/98...................................      9,831,872
              IBM Credit Corp.
  10,000,000    5.56% due 02/03/98...................................      9,949,033
              J.P. Morgan & Co.
  10,000,000    5.72% due 03/24/98...................................      9,869,711
              Monsanto Co.
  10,000,000    5.50% due 02/05/98...................................      9,946,528
              National Rural Utilities
  10,000,000    5.53% due 01/21/98...................................      9,969,278
              National Rural Utilities
  10,000,000    5.54% due 01/13/98...................................      9,981,533
              Nationwide Building Society
  10,000,000    5.67% due 02/13/98...................................      9,932,275
              Nordbanken North America
  10,000,000    5.56% due 01/12/98...................................      9,983,011
              Oesterreichische Kontrollbank
   5,000,000    5.53% due 01/14/98...................................      4,990,015
              Oesterreichische Kontrollbank
  10,000,000    5.52% due 01/14/98...................................      9,980,067
              PHH Corp.
  10,000,000    5.72% due 03/27/98...................................      9,864,944
              PHH Corp.
  10,000,000    5.55% due 01/22/98...................................      9,967,625
              Pacific Dunlop Ltd.
  10,000,000    5.71% due 03/02/98...................................      9,904,833
              Province of Quebec
  10,000,000    5.67% due 03/05/98...................................      9,900,775
              Province of Quebec
  10,000,000    5.66% due 02/25/98...................................      9,913,528
              Sharp Electronics Corp.
  10,000,000    5.87% due 02/20/98...................................      9,918,472
              Smith Barney Holidings, Inc.
  10,000,000    5.70% due 02/23/98...................................      9,916,083
              Stanley Works
   7,000,000    5.68% due 02/26/98...................................      6,938,151
              Sumitomo Bank, Ltd., NY Branch
  20,000,000    5.68% due 02/09/98...................................     19,876,933
              Svenska Handelsbanken, Inc.
  10,000,000    5.57% due 01/30/98...................................      9,955,131

  PRINCIPAL
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
              Triple A One Funding Corp.
 $ 5,112,000    5.55% due 01/16/98...................................  $   5,100,179
              Westpac Capital Corp.
  10,000,000    5.65% due 03/17/98...................................      9,882,292
              Wood Street Funding Corp.
   5,000,000    5.70% due 02/12/98...................................      4,966,750
              Wood Street Funding Corp.
  10,000,000    5.70% due 02/13/98...................................      9,931,917
              Wood Street Funding Corp.
   5,000,000    5.92% due 01/06/98...................................      4,995,889
                                                                       -------------
              Total commercial paper.................................  $ 309,799,711
                                                                       -------------
                                                                       -------------
 CORPORATE NOTES -- 39.2%
              American Honda Finance Corp.
  10,000,000    5.91% due 06/16/98...................................  $  10,000,000
              American Honda Finance Corp.
  10,000,000    5.81% due 07/27/98...................................     10,000,000
              Bear Stearns Companies, Inc.
   5,000,000    5.46% due 02/13/98...................................      4,999,542
              Bear Stearns Companies, Inc.
  15,000,000    5.76% due 10/15/98...................................     15,000,000
              Caterpillar Financial Services
  10,000,000    5.95% due 10/19/98...................................     10,020,921
              Caterpillar Financial Services
  10,000,000    5.70% due 04/13/98...................................     10,000,000
              Chrysler Financial Corp.
  10,000,000    5.94% due 02/02/98...................................     10,002,172
              Finova Capital Corp.
  20,000,000    6.19% due 03/06/98...................................     20,009,565
              First USA Bank
  15,000,000    6.02% due 10/09/98...................................     15,040,707
              First USA Bank
   4,250,000    6.16% due 10/22/98...................................      4,263,678
              Ford Motor Credit Corp.
   5,000,000    6.30% due 06/02/98...................................      5,008,802
              General Motors Acceptance Corp.
   5,000,000    5.94% due 08/03/98...................................      5,006,390
              General Motors Acceptance Corp.
   5,000,000    5.75% due 04/17/98...................................      5,000,333
              General Motors Acceptance Corp.
   9,000,000    5.75% due 04/17/98...................................      9,000,728
              IBM Credit Corp.
  10,250,000    5.81% due 06/05/98...................................     10,247,249
              Lehman Brothers Holdings, Inc.
  15,250,000    5.92% due 01/13/99...................................     15,250,000
              Lehman Brothers Holdings, Inc.
   4,000,000    8.88% due 11/01/98...................................      4,088,848
              Merrill Lynch & Co., Inc.
  20,000,000    5.70% due 07/20/98...................................     20,000,000
              Morgan Stanley Group, Inc.
   5,000,000    5.98% due 12/28/98...................................      5,005,548
              Morgan Stanley Group, Inc.
  10,000,000    5.83% due 05/18/98...................................     10,000,000
              Morgan Stanley Group, Inc.
   5,000,000    6.01% due 12/10/98...................................      5,005,929
              NationsBank Corp.
   5,000,000    6.06% due 03/27/98...................................      5,002,379

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 CORPORATE NOTES -- (CONTINUED)
              NationsBank Corp.
 $ 3,000,000    6.01% due 06/02/98...................................  $   3,002,497
              Triangle Funding Ltd.
  19,250,000    5.75% due 11/15/98...................................     19,250,000
              Wells Fargo
  10,000,000    5.95% due 07/01/98...................................     10,005,301
                                                                       -------------
              Total corporate notes..................................  $ 240,210,589
                                                                       -------------
                                                                       -------------
              REPURCHASE AGREEMENT -- 3.4%
  20,832,000  Interest in $86,953,000 joint repurchase agreement with
                State Street Bank dated 12/31/97 at 6.50%, to be
                repurchased at $20,839,522 on 01/02/98;
                (Collateralized by $86,953,000 U.S. Treasury Bonds
                8.375% - 11.625% due 02/11/01 - 08/08/15)............  $  20,832,000
                                                                       -------------
                                                                       -------------

                                                                           VALUE
                                                                       -------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized 1,300,000,000
  shares; outstanding 612,480,218 shares...........................   $  61,248,022
Capital surplus....................................................     551,232,196
                                                                      -------------
Net assets, applicable to shares outstanding.......................   $ 612,480,218
                                                                      -------------
                                                                      -------------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $570,842,300)* - see accompanying portfolio..............           $ 570,842,300
Receivable for fund shares sold............................              39,730,234
Interest receivable........................................               1,952,596
Cash and other assets......................................                  11,821
                                                                      -------------
Total assets...............................................           $ 612,536,951
                                                                      -------------
                                                                      -------------
LIABILITIES
Custodian fees payable.....................................                  25,494
Administrative service fees HLIC - see Note 3..............                     921
Dividends Payable..........................................                   1,072
Other accrued expenses.....................................                  29,246
                                                                      -------------
Total Liabilities..........................................                  56,733
                                                                      -------------
Net assets, applicable to $1.00 per share based on
  612,480,218 shares outstanding (1,300,000,000
  authorized)..............................................           $ 612,480,218
                                                                      -------------
                                                                      -------------

* Aggregate cost for federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                                      MARKET
   SHARES                                                              VALUE
 -----------                                                      ---------------
 COMMON STOCKS -- 61.8%
              AEROSPACE & DEFENSE -- 1.0%
   1,300,000  Boeing Company (The)..............................  $    63,618,750
    *438,672  Raytheon Co. Class A..............................       21,632,013
                                                                  ---------------
                                                                       85,250,763
                                                                  ---------------
              COMMUNICATIONS EQUIPMENT -- 2.6%
    *240,000  Ciena Corporation.................................       14,670,000
  *1,432,500  Cisco Systems, Inc................................       79,861,875
     500,000  Ericsson (L.M.) Telephone ADR.....................       18,656,250
     710,000  Lucent Technologies, Inc..........................       56,711,250
     725,000  Motorola, Inc.....................................       41,370,313
                                                                  ---------------
                                                                      211,269,688
                                                                  ---------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.3%
    *860,000  Adaptec, Inc......................................       31,927,500
  *1,898,000  EMC Corp..........................................       52,076,375
     900,000  International Business Machines Corp..............       94,106,250
   1,310,000  Xerox Corp........................................       96,694,375
                                                                  ---------------
                                                                      274,804,500
                                                                  ---------------
              CONSUMER DURABLES -- 0.3%
     780,000  General Motors Corporation Class H................       28,811,250
                                                                  ---------------
              CONSUMER NON-DURABLES -- 3.5%
     325,000  Colgate Palmolive Company.........................       23,887,500
     550,000  Estee Lauder Companies Class A....................       28,290,625
     675,000  Gillette Company (The)............................       67,795,313
   1,400,000  Kimberly-Clark Corporation........................       69,037,500
   1,260,000  Proctor & Gamble Company (The)....................      100,563,750
                                                                  ---------------
                                                                      289,574,688
                                                                  ---------------
              CONSUMER SERVICES -- 1.2%
    *561,821  Autotote Corp. (Unregistered Shares)..............          821,663
     550,000  Eastman Kodak Company.............................       33,446,875
     327,500  Hertz Corp. Class A (The).........................       13,181,875
  *2,100,000  Mirage Resorts, Inc...............................       47,775,000
                                                                  ---------------
                                                                       95,225,413
                                                                  ---------------
              ELECTRONICS -- 4.4%
    *575,000  Altera Corporation................................       19,046,875
  *1,165,000  Analog Devices, Inc...............................       32,255,938
   3,250,000  General Electric Company..........................      238,468,750
   1,100,000  Intel Corporation.................................       77,275,000
                                                                  ---------------
                                                                      367,046,563
                                                                  ---------------
              ENERGY & SERVICES -- 4.6%
     400,000  Amoco Corporation.................................       34,050,000
     750,000  Chevron Corporation...............................       57,750,000
     900,000  Exxon Corporation.................................       55,068,750
   2,270,000  Royal Dutch Petroleum Co. ADR.....................      123,005,625
   1,370,000  Schlumberger Ltd..................................      110,285,000
                                                                  ---------------
                                                                      380,159,375
                                                                  ---------------
              FINANCIAL SERVICES -- 14.0%
     420,000  Ace Ltd...........................................       40,530,000
   1,355,000  Allstate Corporation (The)........................      123,135,625
   1,300,000  American Express Co...............................      116,025,000

                                                                      MARKET
   SHARES                                                              VALUE
 -----------                                                      ---------------
              FINANCIAL SERVICES -- (CONTINUED)
     772,500  American International Group, Inc.................  $    84,009,375
     640,000  Associates First Capital Corporation..............       45,520,000
     800,000  BankAmerica Corporation...........................       58,400,000
     875,000  Citicorp..........................................      110,632,813
     900,000  First Union Corporation...........................       46,125,000
   1,255,000  Marsh & McLennan Companies, Inc...................       93,575,938
   1,700,000  Merrill Lynch & Co., Inc..........................      123,993,750
     450,000  NationsBank Corporation...........................       27,365,625
   1,350,000  State Street Corp.................................       78,553,125
   2,850,000  Travelers Group, Inc..............................      153,543,750
     515,000  U.S. Bancorp......................................       57,647,812
                                                                  ---------------
                                                                    1,159,057,813
                                                                  ---------------
              FOOD, BEVERAGE & TOBACCO -- 1.0%
     450,000  Coca-Cola Company (The)...........................       29,981,250
      50,000  Nabisco Holdings Corporation......................        2,421,875
     500,000  PepsiCo, Inc......................................       18,218,750
     450,000  Unilever N.V.-New York Shares.....................       28,096,875
                                                                  ---------------
                                                                       78,718,750
                                                                  ---------------
              HEALTH CARE -- 9.5%
   1,200,000  Abbott Laboratories...............................       78,675,000
   1,325,000  American Home Products Corporation and
                Subsidiaries....................................      101,362,500
   1,500,000  Columbia/HCA Healthcare Corporation...............       44,437,500
   1,270,000  Johnson & Johnson.................................       83,661,250
     850,000  Merck & Co., Inc..................................       90,312,500
   1,550,000  Pfizer, Inc.......................................      115,571,875
   2,100,000  Pharmacia & Upjohn, Inc...........................       76,912,500
    *200,000  Phycor, Inc.......................................        5,400,000
     550,000  Rhone-Poulenc SA..................................       24,406,250
     275,000  Service Corporation International.................       10,157,813
   1,400,000  SmithKline Beecham PLC ADR........................       72,012,500
    *895,000  Tenet Healthcare Corporation......................       29,646,875
     375,000  Warner-Lambert Company............................       46,500,000
    *191,500  Wellpoint Health Networks, Inc....................        8,090,875
                                                                  ---------------
                                                                      787,147,438
                                                                  ---------------
              INDUSTRIAL MATERIALS -- 0.2%
     496,600  Santa Fe International Corporation................       20,205,413
                                                                  ---------------
              MANUFACTURING -- 1.0%
     875,000  Caterpillar, Inc..................................       42,492,188
     600,000  Perkin Elmer Corporation (The)....................       42,637,500
                                                                  ---------------
                                                                       85,129,688
                                                                  ---------------
              MEDIA & SERVICES -- 2.6%
    *466,300  Clear Channel Communications, Inc.................       37,041,706
   2,315,000  Gannett Co., Inc..................................      143,095,938
     375,000  Walt Disney Company (The).........................       37,148,437
                                                                  ---------------
                                                                      217,286,081
                                                                  ---------------
              RETAIL -- 5.2%
   1,209,800  CVS Corporation...................................       77,502,812
     375,000  Gap, Inc. (The)...................................       13,289,062
   1,397,500  Home Depot, Inc. (The)............................       82,277,813
   2,460,000  McDonald's Corporation............................      117,465,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
   SHARES                                                              VALUE
 -----------                                                      ---------------
 COMMON STOCKS -- (CONTINUED)
              RETAIL -- (CONTINUED)
   3,600,000  Wal-Mart Stores, Inc..............................  $   141,975,000
                                                                  ---------------
                                                                      432,509,687
                                                                  ---------------
              SOFTWARE & SERVICES -- 3.3%
     648,200  Automatic Data Processing, Inc....................       39,783,275
    *675,000  Computer Sciences Corporation.....................       56,362,500
   1,650,000  First Data Corporation............................       48,262,500
    *750,000  Microsoft Corporation.............................       96,937,500
    *750,000  PeopleSoft, Inc...................................       29,250,000
                                                                  ---------------
                                                                      270,595,775
                                                                  ---------------
              TRANSPORTATION -- 1.7%
   2,625,000  Southwest Airlines Co.............................       64,640,625
   1,230,000  Union Pacific Corp................................       76,798,125
                                                                  ---------------
                                                                      141,438,750
                                                                  ---------------
              UTILITIES -- 2.4%
     500,000  Duke Energy Corporation...........................       27,687,500
   1,850,000  SBC Communications, Inc...........................      135,512,500
  *1,000,000  WorldCom, Inc.....................................       30,250,000
                                                                  ---------------
                                                                      193,450,000
                                                                  ---------------
              Total common stocks...............................  $ 5,117,681,635
                                                                  ---------------
                                                                  ---------------
 ASSET-BACKED SECURITIES -- 0.4%
              Newcourt EQ 97-1 A4
  28,500,000    6.19% due 11/15/00..............................  $    28,629,141
                                                                  ---------------
                                                                  ---------------
  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE BONDS & NOTES -- 5.5%
              FINANCIAL SERVICES -- 3.3%
              Associates Corp. N.A.
 $15,000,000    6.50% due 10/15/02..............................  $    15,112,350
              Bank of Boston Corporation
  10,000,000    6.63% due 02/01/04..............................       10,047,960
              Banponce Corp.
  14,825,000    6.75% due 12/15/05..............................       14,985,080
              Bayerische Landesbank NY
  15,000,000    5.63% due 02/26/01..............................       14,818,365
              CIT Group Holdings
  20,000,000    6.75% due 05/14/01..............................       20,324,840
              Chase Manhattan Corp.
  10,000,000    8.50% due 02/15/02..............................       10,795,180
              Citicorp
  20,000,000    5.63% due 02/15/01..............................       19,610,940
              Credit National Euro
  20,000,000    7.00% due 11/14/05..............................       20,100,000
              Fairfax Financial Holdings
  10,000,000    7.75% due 12/15/03..............................       10,523,840
              Finova Capital Corporation
  18,000,000    6.39% due 10/08/02..............................       18,067,662
              First Interstate Bank
  12,000,000    9.00% due 11/15/04..............................       12,606,828
              General Motors Acceptance Corp.
  15,000,000    5.63% due 02/01/99..............................       14,941,770
              Heller Financial
  20,000,000    6.38% due 11/10/00..............................       20,001,480
              Home Savings America
  15,000,000    6.00% due 11/01/00..............................       14,958,750
  PRINCIPAL                                                           MARKET
   AMOUNT                                                              VALUE
 -----------                                                      ---------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              FINANCIAL SERVICES -- (CONTINUED)
              Korean Development Bank
 $36,780,000    7.25% due 05/15/06..............................  $    28,929,419
              Lumbermens Mutual Casualty, Inc.
  10,000,000    9.15% due 07/01/26..............................       11,651,000
              Travelers Group, Inc.
  10,000,000    6.25% due 12/01/05..............................        9,864,120
              Travelers/Aetna P&C, Inc.
  10,000,000    6.75% due 04/15/01..............................       10,167,640
                                                                  ---------------
                                                                      277,507,224
                                                                  ---------------
              INDUSTRIAL MATERIALS -- 1.5%
              Browning-Ferris Industries, Inc.
  15,000,000    6.10% due 01/15/03..............................       14,917,230
              E.W. Scripps Company
  19,420,000    6.38% due 10/15/02..............................       19,513,468
              Honeywell Inc.
  13,135,000    6.60% due 04/15/01..............................       13,313,701
              Husky Oil Ltd.
  15,000,000    6.88% due 11/15/03..............................       15,319,950
              ICI Wilmington
  20,000,000    6.95% due 09/15/04..............................       20,562,100
              Postal Square LP
   7,344,269    8.95% due 06/15/22..............................        9,206,188
              Williams Companies, Inc.
  20,000,000    6.50% due 11/15/02..............................       20,093,620
              Zeneca Wilmington
  10,000,000    6.30% due 06/15/03..............................       10,015,040
                                                                  ---------------
                                                                      122,941,297
                                                                  ---------------
              REAL ESTATE -- 0.3%
              Liberty Property Trust (REIT)
  20,000,000    7.25% due 08/15/07..............................       20,404,020
                                                                  ---------------
              UTILITIES -- 0.4%
              Hydro Quebec
  15,000,000    7.38% due 02/01/03..............................       15,678,300
              Pacific Gas & Electric
  11,000,000    7.88% due 03/01/02..............................       11,666,017
              Southern California Gas Co.
  10,000,000    5.75% due 11/15/03..............................        9,721,560
                                                                  ---------------
                                                                       37,065,877
                                                                  ---------------
              Total corporate bonds & notes.....................  $   457,918,418
                                                                  ---------------
                                                                  ---------------
 FOREIGN GOVERNMENT BONDS -- 0.2%
              City Of Naples, Italy
  18,000,000    7.52% due 07/15/06..............................  $    18,912,780
                                                                  ---------------
                                                                  ---------------
 MORTGAGE-BACKED SECURITIES -- 0.5%
              ASC 97-D4 A-1D
  18,000,000    7.49% due 04/14/29..............................  $    19,283,040
              Chase Commercial Mortgage 1997-A2
  25,000,000    7.37% due 02/19/07..............................       25,951,000
                                                                  ---------------
              Total mortgage-backed securities..................  $    45,234,040
                                                                  ---------------
                                                                  ---------------
 MUNICIPAL BONDS -- 0.3%
              Miami Beach, Florida
   7,000,000    8.80% due 12/01/15..............................  $     7,772,030
              Mount Sinai School of Medicine NY
  20,000,000    6.00% due 07/01/03..............................       19,870,960
                                                                  ---------------
              Total municipal bonds.............................  $    27,642,990
                                                                  ---------------
                                                                  ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

  PRINCIPAL                                                           MARKET
   AMOUNT                                                              VALUE
 -----------                                                      ---------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 29.6%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.3%
 $105,198,232   7.00% due 11/15/23 - 11/15/24...................  $   106,298,832
   3,453,872    9.00% due 06/20/16 - 07/20/16...................        3,718,818
                                                                  ---------------
                                                                      110,017,650
                                                                  ---------------
              U.S. TREASURY BONDS -- 6.9%
 318,000,000    6.25% due 08/15/23..............................      327,738,750
 214,000,000    7.25% due 05/15/16..............................      243,625,732
                                                                  ---------------
                                                                      571,364,482
                                                                  ---------------
              U.S. TREASURY NOTES -- 21.4%
 434,000,000    5.75% due 10/31/00 - 08/15/03...................      434,472,924
 200,000,000    6.25% due 05/31/00..............................      202,500,000
 407,000,000    6.50% due 08/15/05 - 10/15/06...................      425,335,516
 207,000,000    7.25% due 05/15/04 - 08/15/04...................      223,597,866
 313,000,000    7.50% due 11/15/01 - 02/15/05...................      337,885,000
 139,000,000    7.75% due 12/31/99..............................      144,429,757
                                                                  ---------------
                                                                    1,768,221,063
                                                                  ---------------
              Total U.S. treasuries & federal agencies..........  $ 2,449,603,195
                                                                  ---------------
                                                                  ---------------
 SHORT-TERM SECURITIES -- 2.2%
              COMMERCIAL PAPER -- 0.3%
              Ford Motor Credit Corp.
  10,000,000    5.63% due 12/15/98..............................        9,967,140
              Great Western Financial
  10,000,000    8.63% due 12/01/98..............................       10,180,610
                                                                  ---------------
                                                                       20,147,750
                                                                  ---------------
              REPURCHASE AGREEMENT -- 1.9%
 160,709,000  Interest in $1,102,287,000 joint repurchase
                agreement with State Street Bank dated 12/31/97
                at 6.6119%, to be repurchased at $160,768,033;
                (Collateralized by $629,353,000 U.S. Treasury
                Notes 5.625% - 7.50% due 03/31/98 - 02/15/05,
                $204,399,000 U.S. Treasury Bills 0.00% due
                05/21/98 - 06/04/98, $159,248,000 U.S. Treasury
                Bonds 8.50% - 11.25% due 08/15/01 - 02/15/20 and
                $109,287,000 U.S. Treasury Strips (principal)
                0.00% due 02/15/09).............................      160,709,000
                                                                  ---------------
              Total short-term securities.......................  $   180,856,750
                                                                  ---------------
                                                                  ---------------

                                                                      MARKET
                                                                       VALUE
                                                                  ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,204,532,290).............   61.8 %  $ 5,117,681,635
 Total asset-backed securities (cost $28,500,000)......    0.4         28,629,141
 Total corporate bonds & notes (cost $456,781,097).....    5.5        457,918,418
 Total foreign government bonds (cost $18,000,000).....    0.2         18,912,780
 Total mortgage-backed securities (cost $44,323,442)...    0.5         45,234,040
 Total municipal bonds (cost $26,988,667)..............    0.3         27,642,990
 Total U.S. treasuries & federal agencies (cost
   $2,353,343,191).....................................   29.6      2,449,603,195
 Total short-term securities (cost $181,896,500).......    2.2        180,856,750
                                                         ------   ---------------
 Total investment in securities
   (total cost $6,314,365,187).........................  100.5      8,326,478,949
 Cash, receivables and other assets....................    0.8         65,201,322
 Payable for securities purchased......................   (1.3)      (106,863,451)
 Payable for Fund shares redeemed......................    0.0                  0
 Other liabilities.....................................   (0.0)          (904,919)
                                                         ------   ---------------
 Net assets (applicable to $2.526746 per share based on
   3,278,489,627 shares outstanding)...................  100.0%   $ 8,283,911,901
                                                         ------   ---------------
                                                         ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   5,000,000,000 shares; outstanding 3,278,489,627 shares......   $   327,848,963
 Capital surplus...............................................     5,645,004,475
 Accumulated undistributed net investment income...............         4,725,219
 Accumulated undistributed net realized gain on investments....
                                                                      294,253,099
 Unrealized appreciation of investments........................     2,012,113,762
 Unrealized depreciation on translation of other assets and
   liabilities in foreign currencies...........................           (33,617)
                                                                  ---------------
 Net assets, applicable to shares outstanding..................   $ 8,283,911,901
                                                                  ---------------
                                                                  ---------------

  * Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- 92.6%
              AEROSPACE & DEFENSE -- 4.3%
   1,550,000  Boeing Company (The)..............................  $   75,853,125
  *1,462,900  Loral Space & Communications Ltd..................      31,360,919
     288,500  Northrop Grumman Corporation......................      33,177,500
     801,500  Precision Castparts Corporation...................      48,340,469
    *297,556  SPS Technologies, Inc.............................      12,980,880
    *130,000  Wyman-Gordon Company..............................       2,551,250
                                                                  --------------
                                                                     204,264,143
                                                                  --------------
              BUSINESS SERVICES -- 2.8%
  *1,273,500  Cendant Corporation...............................      43,776,563
    *226,500  Howmet International, Inc.........................       3,383,344
    *752,300  Ionics, Inc.......................................      29,433,738
     601,400  Manpower, Inc.....................................      21,199,350
  *1,947,000  U.S. Office Products Company......................      38,209,875
                                                                  --------------
                                                                     136,002,870
                                                                  --------------
              COMMUNICATIONS EQUIPMENT -- 5.5%
  *1,075,000  3Com Corporation..................................      37,557,812
    *694,200  Cisco Systems, Inc................................      38,701,650
   1,395,000  ECI Telecommunications............................      35,572,500
    *320,000  Elsag Bailey Process Auto NV......................       5,280,000
     922,700  General Cable Corporation.........................      33,390,206
     506,100  Lucent Technologies, Inc..........................      40,424,737
    *971,200  Oak Industries, Inc...............................      28,832,500
    *627,200  Plantronics, Inc..................................      25,088,000
    *515,000  Proxim, Inc.......................................       5,825,937
    *992,900  Scitex Corp., Ltd.................................      11,976,856
                                                                  --------------
                                                                     262,650,198
                                                                  --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.9%
  *1,117,000  Adaptec, Inc......................................      41,468,625
  *3,773,600  EMC Corporation...................................     103,538,150
  *1,000,000  Komag Inc.........................................      14,875,000
     815,000  Micron Technology, Inc............................      21,190,000
    *145,000  Stratus Computer, Inc.............................       5,482,813
     887,500  Symbol Technologies, Inc..........................      33,503,125
  *1,000,000  Western Digital Corporation.......................      16,062,500
                                                                  --------------
                                                                     236,120,213
                                                                  --------------
              CONSUMER NON-DURABLES -- 0.4%
    *677,600  Quiksilver Inc....................................      19,396,300
                                                                  --------------
              CONSUMER SERVICES -- 3.7%
    *800,000  American Skiing Corporation.......................      11,900,000
    *800,000  Berg Electronics Corp.............................      18,200,000
    *657,500  Cheescake Factory, Inc. (The).....................      20,053,750
    *731,300  Dollar Thrifty Automotive.........................      14,991,650
     741,300  Harman International Industries, Inc..............      31,458,919
   1,600,000  International Game Technology.....................      40,400,000
  *1,600,000  Mirage Resorts, Inc...............................      36,400,000
    *415,300  Ugly Duckling Corporation.........................       3,530,050
                                                                  --------------
                                                                     176,934,369
                                                                  --------------
              ELECTRONICS -- 7.4%
    *883,333  Analog Devices, Inc...............................      24,457,282

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              ELECTRONICS -- (CONTINUED)
    *265,200  Clare C.P. Corporation............................       3,447,600
    *534,700  Credence Systems Corporation......................      15,840,488
    *125,000  Electronics for Imaging, Inc......................  $    2,078,125
    *450,000  Lattice Semiconductor Corporation.................      21,318,750
      *5,487  Lernout & Hauspie Speech Products.................         255,166
     750,001  Molex, Inc........................................      21,562,536
   1,346,500  Philips Electronics N.V. NY Shares................      81,463,250
  *1,100,000  Silicon Valley Group, Inc.........................      24,887,500
  *1,639,400  Solectron Corporation.............................      68,137,563
    *870,000  Taiwan Semiconductor ADR..........................      15,823,125
     800,001  Thomas & Betts Corporation........................      37,800,047
    *882,435  Vishay Intertechnology, Inc.......................      20,847,527
    *645,000  VLSI Technology Inc...............................      15,238,125
                                                                  --------------
                                                                     353,157,084
                                                                  --------------
              ENERGY & SERVICES -- 6.1%
     360,600  Ashland, Inc......................................      19,359,713
    *508,200  Calenergy Company, Inc............................      14,610,750
      10,731  Dataware Technologies, Inc........................          28,168
     900,000  Eni ADS...........................................      51,356,250
     400,000  ENSCO International, Inc..........................      13,400,000
    *940,700  Input Output, Inc.................................      27,927,031
    *628,700  J Ray McDermott SA................................      27,034,100
     920,200  Nordic American Tanker Shipping Ltd...............      15,183,300
     520,300  Repsol SA.........................................      22,145,269
    *700,000  Rowan Companies, Inc..............................      21,350,000
   1,197,870  Transocean Offshore, Inc..........................      57,722,361
     670,000  YPF SA ADR........................................      22,905,625
                                                                  --------------
                                                                     293,022,567
                                                                  --------------
              FINANCIAL SERVICES -- 17.2%
     730,000  Ace Ltd...........................................      70,445,000
     900,000  Aetna Life Insurance and Annuity Company..........      63,506,250
     500,000  Allstate Corporation (The)........................      45,437,500
   1,349,300  Ambac Financial Group, Inc........................      62,067,800
     877,689  Banc One Corporation..............................      47,669,484
     450,000  BankBoston Corporation............................      42,271,875
      90,000  Citicorp..........................................      11,379,375
     324,600  Cullen/Frost Bankers, Inc.........................      19,699,163
   1,040,400  Dime BanCorp, Inc.................................      31,472,100
     550,000  Federal National Mortgage Association.............      31,384,375
  *1,270,000  FIRSTPLUS Financial Group, Inc....................      48,736,250
     900,000  GreenPoint Financial Corp.........................      65,306,250
  *1,087,800  Imperial Credit Industries, Inc...................      22,299,900
     761,200  Legg Mason, Inc...................................      42,579,625
     400,070  Long Island BanCorp, Inc..........................      19,853,474
     793,100  MMI Companies, Inc................................      19,926,638
   1,320,000  Morgan Stanley Dean Witter, Discover & Co.........      78,045,000
   1,802,400  Money Store, Inc. (The)...........................      37,850,400
      27,600  NAC Re Corp.......................................       1,347,225
     468,400  Providian Financial Corporation...................      21,165,825
    *900,000  Unibanco GDR......................................      28,968,750
     260,000  Washington Mutual, Inc............................      16,591,250
                                                                  --------------
                                                                     828,003,509
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE & TOBACCO -- 1.0%
   1,500,000  Archer-Daniels-Midland Company....................      32,531,250
    *700,000  General Cigar Holdings, Inc.......................  $   14,918,750
                                                                  --------------
                                                                      47,450,000
                                                                  --------------
              FOREIGN SECURITIES -- 3.2%
  *7,000,000  Billiton PLC......................................      17,881,412
  *1,445,000  Corporation Geo SA de CV-Class B..................       8,886,794
   2,178,000  Daiwa Securities, Inc.............................       7,538,007
   1,900,000  Eisai Co., Ltd....................................      29,079,897
       3,100  Roche Holdings AG Genusss.........................      30,828,884
     621,000  Sankyo............................................      14,089,637
      32,000  Union Bank of Switzerland.........................      46,336,398
                                                                  --------------
                                                                     154,641,029
                                                                  --------------
              HEALTH CARE -- 14.3%
     800,000  Abbott Laboratories...............................      52,450,000
    *910,000  Atria Communities, Inc............................      15,583,750
    *943,400  Biogen, Inc.......................................      34,316,175
    *700,000  Boston Scientific Corporation.....................      32,112,500
   2,200,000  Columbia/HCA Healthcare Corporation...............      65,175,000
     *64,692  Coram Healthcare..................................         218,336
    *460,000  Covance, Inc......................................       9,142,500
   1,169,800  Depuy, Inc........................................      33,631,750
  *1,206,000  Genzyme Corporation...............................      33,466,500
   1,050,000  ICN Pharmaceuticals, Inc..........................      51,253,125
    *685,500  IDX Systems Corporation...........................      25,363,500
  *1,100,000  Magellan Health Services, Inc.....................      23,650,000
    *700,000  Medpartners.......................................      15,662,500
  *1,110,000  Perrigo Company...................................      14,846,250
    *640,700  PerSeptive Biosystems, Inc........................       8,088,838
   2,503,000  Pharmacia & Upjohn, Inc...........................      91,672,375
  *1,075,000  Phycor, Inc.......................................      29,025,000
   1,650,000  Rhone-Poulenc SA..................................      73,218,750
  *1,000,000  Vencor, Inc.......................................      24,437,500
  *1,000,000  Wellpoint Health Networks, Inc....................      42,250,000
    *417,500  Xomed Surgical Products, Inc......................      10,020,000
                                                                  --------------
                                                                     685,584,349
                                                                  --------------
              INDUSTRIAL MATERIALS -- 2.9%
     623,000  Abitibi-Consolidated, Inc.........................       8,722,000
    *500,000  American Pad & Paper Company of Delaware, Inc.....       4,812,500
   1,221,300  IMC Global, Inc...................................      39,997,575
     490,000  Owens Corning.....................................      16,721,250
  *1,050,000  Titanium Metals Corporation.......................      30,318,750
    *973,200  UCAR International, Inc...........................      38,867,175
                                                                  --------------
                                                                     139,439,250
                                                                  --------------
              MANUFACTURING -- 0.7%
   1,100,000  Chicago Bridge & Iron Company NV..................      17,875,000
    *655,000  Cognex Corporation................................      17,848,750
                                                                  --------------
                                                                      35,723,750
                                                                  --------------
              MEDIA & SERVICES -- 2.0%
  *1,000,000  ADC Telecommunications, Inc.......................      41,750,000
    *559,600  APT Satellite Holdings ADR........................       6,575,300
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              MEDIA & SERVICES -- (CONTINUED)
     175,000  Comcast Corporation Class A.......................  $    5,523,438
     857,000  News Corporation Ltd. Spons. ADR..................      17,032,875
    *764,700  Omnipoint Corporation.............................      17,779,275
    *469,700  Western Wireless Corporation......................       8,161,038
                                                                  --------------
                                                                      96,821,926
                                                                  --------------
              RETAIL -- 3.1%
    *285,300  Circuit City Stores-Carmax........................       2,567,700
  *1,100,000  CompUSA, Inc......................................      34,100,000
    *318,000  Gadzooks, Inc.....................................       6,678,000
   1,050,000  Gap, Inc. (The)...................................      37,209,375
     375,000  Home Depot, Inc. (The)............................      22,078,125
     560,000  Mercantile Stores Company, Inc....................      34,090,000
    *531,000  Saks Holdings, Inc................................      10,985,063
                                                                  --------------
                                                                     147,708,263
                                                                  --------------
              SOFTWARE & SERVICES -- 5.5%
    *450,000  America Online, Inc...............................      40,134,375
    *288,800  Cadence Design Systems, Inc.......................       7,075,600
  *1,000,000  Ceridian Corporation..............................      45,812,500
    *517,800  Cognos Corporation................................      11,909,400
  *1,600,000  Compuware Corporation.............................      51,200,000
    *200,700  Discreet Logic, Inc...............................       4,402,857
     590,218  First Data Corporation............................      17,263,877
    *880,000  Integrated Systems Inc............................      12,100,000
    *309,900  Learning Company, Inc. (The)......................       4,977,769
    *150,000  Microsoft Corporation.............................      19,387,500
    *370,000  Pegasystems, Inc..................................       7,570,312
    *281,100  Policy Management Systems Corporation.............      19,554,018
  *2,000,000  Rational Software Corporation.....................      22,750,000
    *130,000  System Software Associates, Inc...................       1,137,500
                                                                  --------------
                                                                     265,275,708
                                                                  --------------
              TRANSPORTATION -- 2.2%
    *426,300  AMR Corporation...................................      54,779,550
   1,000,000  Canadian Pacific Ltd..............................      27,250,000
   1,139,000  Werner Enterprises, Inc...........................      23,349,500
                                                                  --------------
                                                                     105,379,050
                                                                  --------------
              UTILITIES -- 4.0%
  *1,625,000  Calpine Corporation...............................      24,171,875
    *500,000  Companie Generale de Geophysique SA...............      12,812,500
   1,400,000  Empresa Nacional de Electricidad SA...............      24,762,500
   1,011,600  MCI Communications Corporation....................      43,309,125
  *2,868,400  WorldCom, Inc.....................................      86,769,100
                                                                  --------------
                                                                     191,825,100
                                                                  --------------
              WASTE MANAGEMENT -- 1.4%
  *1,514,500  Republic Industries, Inc..........................      35,306,781
   1,200,000  Waste Management, Inc.............................      33,000,000
                                                                  --------------
                                                                      68,306,781
                                                                  --------------
              Total common stocks...............................  $4,447,706,459
                                                                  --------------
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 CONVERTIBLE PREFERRED STOCKS -- 0.5%
              CONSUMER SERVICES -- 0.2%
  *1,094,544  SGW Holdings Corporation***.......................  $    9,614,365
                                                                  --------------
                                                                  --------------
 NON-CONVERTIBLE PREFERRED STOCKS -- 0.2%
              MANUFACTURING -- 0.5%
  *1,228,000  Cooper Industries, Inc............................      22,411,000
                                                                  --------------
              Total convertible preferred stocks................  $   32,025,365
                                                                  --------------
                                                                  --------------
  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE NOTES -- 0.3%
              TELECOMMUNICATIONS -- 0.3%
              Unisys Corp.**
 $15,000,000    12.00% due 04/15/03.............................  $   16,987,500
                                                                  --------------
                                                                  --------------
 SHORT-TERM SECURITIES -- 6.6%
              REPURCHASE AGREEMENT -- 6.6%
 316,331,000  Interest in $1,102,287,000 joint repurchase
                agreement with State Street Bank dated 12/31/97
                at 6.6119%, to be repurchased $316,447,197 on
                01/02/98; (Collateralized by $629,353,000 U.S.
                Treasury Notes 5.625% - 7.50% due 03/31/98 -
                02/15/05, $204,399,000 U.S. Treasury Bills 0.00%
                due 05/21/98 - 06/04/98, $159,248,000 U.S.
                Treasury Bonds 8.50% - 11.25% due 08/15/01 -
                02/15/20, and $109,287,000 U.S. Treasury Strips
                (principal) 0.00% due 02/15/09).................  $  316,331,000
                                                                  --------------
                                                                  --------------
                                                                      MARKET
                                                                      VALUE
                                                                  --------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,503,343,683).............   92.6 %  $ 4,447,706,459
 Total convertible preferred stocks (cost
   $11,311,018)........................................    0.7         32,025,365
 Total non-convertible preferred stocks (cost
   $16,861,150)........................................    0.2         22,411,000
 Total corporate notes (cost $15,293,984)..............    0.3         16,987,500
 Total short-term securities (cost $316,331,000).......    6.6        316,331,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $3,863,140,835).........................  100.2      4,813,050,324
 Cash, receivables and other assets....................    0.6         30,168,384
 Payable for securities purchased......................   (0.5 )      (24,478,282)
 Payable for Fund shares redeemed......................   (0.3 )      (15,736,410)
 Other liabilities.....................................   (0.0 )          (12,014)
                                                         ------   ---------------
 Net assets (applicable to $4.409717 per share based on
   1,089,183,639 shares outstanding)...................  100.0 %  $ 4,802,992,002
                                                         ------   ---------------
                                                         ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   2,000,000,000 shares; outstanding 1,089,183,639 shares......   $   108,918,364
 Capital surplus...............................................     3,425,579,684
 Accumulated undistributed net investment income...............           990,092
 Accumulated undistributed net realized gain of investments....
                                                                      317,683,182
 Unrealized appreciation of investments........................       949,909,489
 Unrealized depreciation of forward foreign currency contracts
   (Note 2)....................................................           (35,449)
 Unrealized depreciation on translation of other assets and
   liabilities in foreign currencies...........................           (53,310)
                                                                  ---------------
 Net assets, applicable to shares outstanding..................   $ 4,802,992,002
                                                                  ---------------
                                                                  ---------------

  * Non-income producing during the period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of these securities amounted to $16,987,500, or 0.4% of net assets.
*** Restricted Security (see Note 2).

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 1997

                                  TOTAL     AGGREGATE   DELIVERY    UNREALIZED
DESCRIPTION                       VALUE     FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ----------  ----------  ---------  -------------
Brazilian Real (Sell)           $27,035,449 $27,000,000   3/20/98    $ (35,449)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
ASSET-BACKED SECURITIES -- 0.9%
             Corestates Home Equity Trust
             Series 94-1, Class A
$ 3,000,347    6.65% due 05/15/09..............................  $   3,026,060
                                                                 --------------
                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.2%
             Bear Stearns Mortgage Securities, Inc. Series
             95-1, Class 1A
  3,727,039    6.48% due 05/25/10..............................  $   3,705,869
             Chase Mortgage Finance Corp. Series 93-C2, Class
             2A-3
  2,453,241    8.25% due 01/25/24..............................      2,475,598
             Countrywide Mortgage Backed Securities, Inc.,
             Series 93-C, Class A1
  1,500,000    6.28% due 01/15/03..............................      1,496,484
             Countrywide Mortgage Backed Securities, Inc.
             Series 93-C, Class A1
    322,545    6.50% due 01/25/24..............................        321,287
             DLJ Mortgage Acceptance Corporation Series 96-I,
             Class B1
    488,577    7.25% due 09/25/11..............................        495,142
             DLJ Mortgage Acceptance Corporation Series 96-I,
             B2
    162,859    7.25% due 09/25/11..............................        163,419
             GE Capital Mortgage Services, Inc. Series 94-21,
             Class A
  6,968,638    6.50% due 08/25/09..............................      6,937,976
             GE Capital Mortgage Services, Inc. Series 94-26,
             Class A
  6,846,972    7.00% due 07/25/09..............................      6,912,634
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class B2
    578,417    6.75% due 02/25/11..............................        569,608
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class M
  1,733,410    6.75% due 02/25/11..............................      1,728,937
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B1
    584,635    6.75% due 06/25/11..............................        582,086
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B2
    584,635    6.75% due 06/25/11..............................        578,549
             Housing Securities, Inc. Series 93-E, Class E15
  4,034,334    10.00% due 09/25/08.............................      4,264,936
             PNC Mortgage Securities Corp. Series 96-2, Class
             B1
    593,127    6.60% due 02/25/11..............................        588,506
             PNC Mortgage Securities Corp. Series 96-2, Class
             B2
    197,710    6.60% due 02/25/11..............................        197,512
             PNC Mortgage Securities Corp. Series 96-2, Class
             B3
    316,336    6.60% due 02/25/11..............................        311,739
             Prudential Home Mortgage Securities Co. Series
             93-H, Class 2B
  4,574,940    6.76% due 09/28/08..............................      4,586,332

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- (CONTINUED)

             Prudential Home Mortgage Securities Co. Series
             96-3, Class B1
$ 1,152,601    6.75% due 03/25/11..............................  $   1,157,119
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B2
    575,839    6.75% due 03/25/11..............................        573,680
             Residential Funding Mortgage Sec I Series 95-S18,
             Class M3
    707,247    7.00% due 11/25/10..............................        717,126
             Residential Funding Mortgage Sec I Series 96-S11,
             Class M3
    268,455    7.00% due 04/25/11..............................        272,130
             Residential Funding Mortgage Sec I Series 96-S19,
             Class M3
    499,466    7.50% due 09/25/11..............................        515,718
             Residential Funding Mortgage Sec I Series 96-S5,
             Class M3
    552,052    6.75% due 02/25/11..............................        553,758
                                                                 --------------
             Total collateralized mortgage obligations.........  $  39,706,145
                                                                 --------------
                                                                 --------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.7%
             Asset Securitization Corporation Series 97-MD7,
             Class A1B
  5,000,000    7.41% due 01/13/30..............................  $   5,327,350
                                                                 --------------
                                                                 --------------
CORPORATE NOTES -- 1.0%
             REAL ESTATE -- 1.0%
             Kimco Realty Corp. Medium-Term Note
  3,000,000    7.46% due 05/29/07..............................  $   3,196,485
                                                                 --------------
                                                                 --------------
U.S. TREASURIES & FEDERAL AGENCIES -- 75.2%
             FEDERAL HOME LOAN
             MORTGAGE ASSOCIATION -- 23.2%
  2,644,547  10.00% due 09/01/05 - 11/01/20....................  $   2,880,646
 15,865,350  6.50% due 02/01/09 - 06/01/26.....................     15,772,106
 21,262,743  7.00% due 12/01/10 - 03/01/26.....................     21,517,361
 15,623,261  7.50% due 01/01/24 - 01/01/28.....................     16,019,853
  5,583,078  8.00% due 02/01/13 - 11/01/24.....................      5,783,755
  4,468,510  8.50% due 07/01/01 - 05/01/25.....................      4,628,398
  3,969,194  9.00% due 10/15/01 - 10/01/06.....................      4,105,152
  4,561,059  9.50% due 11/01/08................................      4,787,516
                                                                 --------------
                                                                    75,494,787
                                                                 --------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.9%
    801,585  11.00% due 04/01/09...............................        899,097
  1,000,000  6.00% due 01/01/12................................        983,750
  1,960,931  6.20% due 01/01/06................................      1,944,890
 19,231,365  6.50% due 01/01/12 - 07/01/26.....................     19,056,048
 22,327,757  7.00% due 05/01/09 - 01/01/28.....................     22,544,082
 25,746,492  7.50% due 02/01/10 - 01/01/28.....................     26,387,650
    152,698  7.95% due 03/25/20................................        152,622
  5,698,330  8.00% due 04/01/22 - 01/01/28.....................      5,913,575
  2,751,126  8.50% due 06/25/19 - 07/01/25.....................      2,868,054
  6,444,926  9.00% due 05/01/21 - 06/01/25.....................      6,866,327
                                                                 --------------
                                                                    87,616,095
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
             U.S. TREASURY NOTE -- 0.9%
$ 3,100,000  5.75% due 08/15/03 - 11/15/00.....................  $   3,104,781
                                                                 --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 24.2%
  1,939,899  10.00% due 11/15/09 - 05/15/13....................      2,131,487
    536,989  11.00% due 02/15/10 - 09/15/10....................        601,857
     42,821  11.25% due 01/15/01...............................         45,724
    115,116  12.00% due 05/15/15...............................        131,704
     60,636  12.50% due 06/15/14 - 08/15/15....................         70,885
     25,880  13.00% due 11/15/14...............................         30,542
 18,219,900  7.00% due 01/15/24 - 01/01/28.....................     18,366,439
 29,515,021  7.50% due 11/15/09 - 12/15/27.....................     30,283,790
 18,037,876  8.00% due 02/15/01 - 12/29/26.....................     18,730,860
  2,872,959  8.50% due 06/15/17 - 02/15/25.....................      3,039,665
  1,629,481  9.00% due 11/15/25 - 12/15/25.....................      1,748,776
  3,301,761  9.50% due 10/15/09 - 11/15/09.....................      3,612,985
                                                                    78,794,714
                                                                 --------------
             Total U.S. treasuries & Federal agencies..........  $ 245,010,377
                                                                 --------------
                                                                 --------------
SHORT-TERM SECURITIES -- 27.6%
             COMMERCIAL PAPER -- 18.3%
  5,000,000  Associates Corporation of North America
               5.83% due 01/20/98..............................  $   4,984,615
  5,000,000  Bell Atlantic Corp.
               5.80% due 01/14/98..............................      4,989,528
  5,000,000  Caterpillar Financial Services
               5.90% due 01/23/98..............................      4,981,972
  5,000,000  Ford Motor Credit Corp.
               5.80% due 01/14/98..............................      4,989,528
  5,000,000  GE Capital Corp.
               5.87% due 01/16/98..............................      4,987,771
  5,000,000  Goldman Sachs Group
               5.85% due 01/22/98..............................      4,982,938
  5,000,000  Johnson Controls, Inc.
               5.88% due 01/20/98..............................      4,984,483
  5,000,000  Lucent Technologies, Inc.
               5.76% due 01/20/98..............................      4,984,800
  5,000,000  Merrill Lynch & Co.
               5.80% due 01/22/98..............................      4,983,083
  5,000,000  Morgan Stanley Corp.
               5.83% due 01/14/98..............................      4,989,474
  5,000,000  Pearson Inc.
               5.92% due 01/20/98..............................      4,984,378
  5,000,000  Salomon Smith Barney
               5.84% due 01/14/98..............................      4,989,456
                                                                 --------------
                                                                    59,832,026
                                                                 --------------
             REPURCHASE AGREEMENT -- 9.3%
 30,169,000  Interest in $86,953,000 joint repurchase agreement with State Street Bank at 6.50%, to be
               repurchased at $30,179,894 on 01/02/98;
               (Collateralized by $86,953,000 U.S. Treasury
               Bonds 8.375% - 11.625% due 02/11/01 -
               08/08/15).......................................     30,169,000
                                                                 --------------
             Total short-term securities.......................  $  90,001,026
                                                                 --------------
                                                                 --------------

                                                                     MARKET
                                                                     VALUE
                                                                 --------------

 DIVERSIFICATION OF NET ASSETS:
 Total asset-backed securities (cost $2,962,410)....    0.9%   $     3,026,060
 Total collateralized mortgage obligations
   (cost $39,140,476)...............................   12.2         39,706,145
 Total commercial mortgage backed securities (cost
   $5,047,384)......................................    1.7          5,327,350
 Total corporate notes (cost $3,000,000)............    1.0          3,196,485
 Total U.S. treasuries & Federal agencies (cost
   $240,190,777)....................................   75.2        245,010,377
 Total short-term securities (cost $90,001,025).....   27.6         90,001,026
                                                      ------   ---------------
 Total investment in securities
   (total cost $380,342,072)........................  118.6        386,267,443
 Cash, receivable and other assets..................    2.0          6,390,295
 Payable for securities purchased...................  (20.6)       (66,906,942)
 Payable for Fund shares redeemed...................    0.0                  0
 Other liabilities..................................   (0.0)           (49,116)
                                                      ------   ---------------
 Net assets (applicable to $1.083781 per share based
   on 300,523,424 shares outstanding)...............  100.0%   $   325,701,680
                                                      ------   ---------------
                                                      ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; authorized
   800,000,000 shares; outstanding 300,523,424 shares.......   $    30,052,342
 Capital surplus............................................       298,278,139
 Accumulated undistributed net investment income............         1,762,527
 Distribution in excess of net realized gain on
   investments..............................................       (10,342,647)
 Unrealized appreciation of investments.....................         5,925,372
 Unrealized appreciation of option*.........................            25,947
                                                               ---------------
 Net assets, applicable to shares outstanding...............   $   325,701,680
                                                               ---------------
                                                               ---------------

* At December 31, 1997 the Fund had an open Interest Rate Swap Option with Morgan Guarantee Trust Company. The Option had a notional value of $10,116,831 at December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

   SHARES                                                             MARKET
 -----------                                                          VALUE
                                                                  --------------
 COMMON STOCKS -- 99.2%
              AEROSPACE & DEFENSE -- 2.1%
      83,300  Allied Signal, Inc................................  $    3,243,493
     147,498  Boeing Company (The)..............................       7,218,183
       9,200  General Dynamics Corp.............................         795,225
      28,600  Lockheed Martin Corp..............................       2,817,100
       9,800  Northrop Grumman Corp.............................       1,127,000
       6,224  Raytheon Co. Class A..............................         306,918
      42,500  Raytheon Co. Class B..............................       2,146,250
      30,800  Rockwell International Corp.......................       1,609,300
      24,300  Textron, Inc......................................       1,518,750
      34,700  United Technologies Corp..........................       2,526,593
                                                                  --------------
                                                                      23,308,812
                                                                  --------------
              BUSINESS SERVICES -- 0.5%
      12,100  DeLuxe Corp.......................................         417,450
      12,400  Fluor Corp........................................         463,450
       6,000  Foster Wheeler Corp...............................         162,375
      19,600  Ikon Office Solutions.............................         551,250
       4,600  John H. Harland Co................................          96,600
      13,100  Moore Corp. Ltd...................................         198,137
       6,600  National Service Industries, Inc..................         327,112
      21,600  R.R. Donnelly & Sons Company......................         804,600
       8,600  Safety Kleen Corp.................................         235,962
       8,900  SuperValu, Inc....................................         372,687
      25,300  Sysco Corp........................................       1,152,731
       7,300  W.W. Grainger, Inc................................         709,468
                                                                  --------------
                                                                       5,491,822
                                                                  --------------
              COMMUNICATIONS EQUIPMENT -- 2.8%
      50,800  3 Com Corp........................................       1,774,825
     *13,350  Andrew Corp.......................................         320,400
      31,000  Bay Networks, Inc.................................         792,437
      23,300  Cabletron Systems, Inc............................         349,500
     148,450  Cisco Systems, Inc................................       8,276,087
      17,300  DSC Communications Corporation....................         415,200
      11,700  Harris Corp.......................................         536,737
      94,600  Lucent Technologies, Inc..........................       7,556,175
      88,100  Motorola, Inc.....................................       5,027,206
      21,700  Nextlevel Systems, Inc............................         387,887
      38,700  Northern Telecom Ltd..............................       3,444,300
      12,900  Raychem Corp......................................         555,506
      11,400  Scientific Atlanta, Inc...........................         190,950
      26,700  Tellabs, Inc......................................       1,411,762
                                                                  --------------
                                                                      31,038,972
                                                                  --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.4%
      10,700  Adobe System Inc..................................         441,375
      18,700  Apple Computer, Inc...............................         245,437
     111,342  Compaq Computer Corp..............................       6,283,864
       7,100  Data General Corp.................................         123,806
      48,200  Dell Computer Corp................................       4,048,800
      21,800  Digital Equipment Corp............................         806,600
      73,200  EMC Corp. - Mass..................................       2,008,425
      29,200  HBO & Company.....................................       1,401,600
     153,700  Hewlett-Packard Co................................       9,606,250
     143,600  International Business Machines Corp..............      15,015,175
      31,100  Micron Technology Inc.............................         808,600
      21,300  Pitney Bowes, Inc.................................       1,915,668
      36,100  Seagate Technology, Inc...........................         694,925
      55,200  Sun Microsystems, Inc.............................       2,201,100
      25,700  Unisys Corp.......................................         356,587
      48,000  Xerox Corp........................................       3,543,000
                                                                  --------------
                                                                      49,501,212
                                                                  --------------

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              CONSUMER DURABLES -- 2.0%
      97,800  Chrysler Corp.....................................  $    3,441,337
      11,600  Cooper Tire & Rubber Co...........................         282,750
       9,300  Echlin, Inc.......................................         336,543
     177,200  Ford Motor Co.....................................       8,627,425
     104,300  General Motors Corp...............................       6,323,187
      26,550  Genuine Parts Co..................................         901,040
      23,000  Goodyear Tire & Rubber Co. (The)..................       1,463,375
      17,400  ITT Industries....................................         545,925
      18,200  TRW, Inc..........................................         971,425
                                                                  --------------
                                                                      22,893,007
                                                                  --------------
              CONSUMER NON-DURABLES -- 4.0%
       8,300  Alberto Culver Co. Class B........................         266,118
      19,500  Avon Products, Inc................................       1,196,812
      13,900  Black & Decker Corporation (The)..................         542,968
       3,700  Briggs & Stratton Corporation.....................         179,681
       4,300  Centex Corp.......................................         270,631
      15,200  Clorox Company (The)..............................       1,201,750
      43,600  Colgate Palmolive Co..............................       3,204,600
       5,300  Fleetwood Enterprises, Inc........................         224,918
      10,800  Fruit of the Loom, Inc............................         276,750
      82,600  Gillette Company (The)............................       8,296,137
      16,100  International Flavors & Fragrances, Inc...........         829,150
       5,700  Kaufman & Broad Home Corp.........................         127,893
      80,700  Kimberly-Clark Corp...............................       3,979,518
       9,900  Liz Claiborne, Inc................................         413,943
      24,300  Masco Corp........................................       1,236,262
      14,000  Maytag Corp.......................................         522,375
      23,400  Newell Co.........................................         994,500
      42,900  NIKE, Inc. Class B................................       1,683,825
     198,500  Proctor & Gamble Company (The)....................      15,842,781
       8,300  Reebok International Ltd..........................         239,143
      22,100  Rubbermaid, Inc...................................         552,500
       5,400  Russell Corp......................................         143,437
       9,000  Snap-On, Inc......................................         392,625
       3,000  Springs Industries, Inc...........................         156,000
      13,100  Stanley Works (The)...............................         618,156
       9,000  Tupperware Corp...................................         250,875
      18,000  V F Corp..........................................         826,875
      11,000  Whirlpool Corp....................................         605,000
                                                                  --------------
                                                                      45,075,223
                                                                  --------------
              CONSUMER SERVICES -- 1.1%
      14,600  Brunswick Corporation.............................         442,562
      22,600  Darden Restaurants, Inc...........................         282,500
      48,100  Eastman Kodak Company.............................       2,925,081
      15,400  H & R Block, Inc..................................         690,112
      14,900  Harrah's Entertainment, Inc.......................         281,237
      18,750  Hasbro, Inc.......................................         590,625
      36,900  Hilton Hotels Corp................................       1,097,775
      17,200  ITT Corp..........................................       1,425,450
      18,700  Marriott International, Inc.......................       1,294,975
      42,800  Mattel, Inc.......................................       1,594,300
      26,300  Mirage Resorts, Incorporated......................         598,325
       6,700  Polaroid Corp.....................................         326,206
      19,400  Wendy's International, Inc........................         466,812
                                                                  --------------
                                                                      12,015,960
                                                                  --------------
              ELECTRONICS -- 5.8%
      20,700  Advanced Micro Devices, Inc.......................         371,306
      32,300  AMP, Inc..........................................       1,356,600
      53,800  Applied Materials, Inc............................       1,620,725
       6,700  EG & G, Inc.......................................         139,443

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              ELECTRONICS -- (CONTINUED)
      65,400  Emerson Electric Co...............................  $    3,691,012
     483,400  General Electric Co...............................      35,469,475
       7,400  General Signal Corp...............................         312,187
     241,600  Intel Corp........................................      16,972,400
      12,300  Johnson Controls, Inc.............................         587,325
      12,300  KLA-Tencor Corporation............................         475,087
      20,900  LSI Logic Corp....................................         412,775
      23,800  National Semiconductor Corp.......................         617,312
      27,700  Silicon Graphics, Inc.............................         344,518
       7,400  Tektronix, Inc....................................         293,687
      57,600  Texas Instruments, Inc............................       2,592,000
       8,100  Thomas & Betts Corp...............................         382,725
                                                                  --------------
                                                                      65,638,577
                                                                  --------------
              ENERGY & SERVICES -- 8.5%
      13,500  Amerada Hess Corp.................................         740,812
      71,900  Amoco Corp........................................       6,120,487
       8,800  Anadarko Petroleum Corporation....................         534,050
      13,300  Apache Corporation................................         466,331
      11,000  Ashland, Inc......................................         590,562
      47,300  Atlantic Richfield Co.............................       3,789,912
      24,900  Baker Hughes, Inc.................................       1,086,262
      25,920  Burlington Resources, Inc.........................       1,161,540
      97,000  Chevron Corp......................................       7,469,000
      15,600  Coastal Corporation (The).........................         966,225
      14,100  Consolidated Natural Gas Company..................         853,050
      25,800  Dresser Industries, Inc...........................       1,081,987
     363,800  Exxon Corp........................................      22,260,012
      38,700  Halliburton Co....................................       2,009,981
       3,700  Helmerich & Payne, Inc............................         251,137
       7,000  Kerr-McGee Corp...................................         443,187
       8,200  McDermott International, Inc......................         300,325
     115,900  Mobil Corp........................................       8,366,531
      50,100  Occidental Petroleum Corp.........................       1,468,556
      15,500  Oryx Energy Co....................................         395,250
       7,000  Pennzoil Co.......................................         467,687
      38,900  Phillips Petroleum Co.............................       1,891,512
      12,800  Rowan Cos., Inc...................................         390,400
     316,700  Royal Dutch Petroleum Co. ADR.....................      17,161,181
      73,000  Schlumberger Ltd..................................       5,876,500
      10,700  Sun Company, Inc..................................         450,068
      80,900  Texaco, Inc.......................................       4,398,937
      42,500  USX-Marathon Group................................       1,434,375
      37,300  Union Pacific Resources Group, Inc................         904,525
      36,400  Unocal Corp.......................................       1,412,775
       8,000  Western Atlas, Inc................................         592,000
                                                                  --------------
                                                                      95,335,157
                                                                  --------------
              FINANCIAL SERVICES -- 16.9%
      23,900  Aetna Life & Casualty Co..........................       1,686,443
      64,800  Allstate Corporation (The)........................       5,888,700
      68,700  American Express Co...............................       6,131,475
      39,002  American General Corp.............................       2,108,545
     105,750  American International Group, Inc.................      11,500,312
      25,250  Aon Corp..........................................       1,480,281
      86,600  Banc One Corp.....................................       4,703,462
      55,900  Bank of New York Company, Inc. (The)..............       3,231,718
     102,300  BankAmerica Corp..................................       7,467,900
      21,500  BankBoston Corporation............................       2,019,656
      14,700  Bankers Trust NY Corp.............................       1,652,831
      28,500  Barnett Banks, Inc................................       2,048,437
      20,200  BB&T Corporation..................................       1,294,062
       7,800  Beneficial Corp...................................         648,375
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              FINANCIAL SERVICES -- (CONTINUED)
      38,950  Charles Schwab Corporation (The)..................  $    1,633,465
      62,500  Chase Manhattan Corporation (The).................       6,843,750
      26,000  Chubb Corporation (The)...........................       1,966,250
      11,200  CIGNA Corporation.................................       1,938,300
       8,300  Cincinnati Financial..............................       1,168,225
      67,600  Citicorp..........................................       8,547,175
      15,600  Comerica, Inc.....................................       1,407,900
      30,000  Conseco Inc.......................................       1,363,125
      29,200  Corestates Financial Corp.........................       2,337,825
      15,800  Countrywide Credit Industries Inc.................         677,425
      22,300  Equifax Inc.......................................         790,256
     102,500  Federal Home Loan Mortgage Corp...................       4,298,593
     156,500  Federal National Mortgage Association.............       8,930,281
      22,750  Fifth Third Bancorp...............................       1,859,812
      42,900  First Chicago Corp................................       3,582,150
      92,600  First Union Corp..................................       4,745,750
      36,800  Fleet Financial Group, Inc........................       2,757,700
      12,000  General Re Corp...................................       2,544,000
       8,400  Golden West Financial Corp........................         821,625
      20,000  Greentree Financial Corp..........................         523,750
      13,900  H.F. Ahmanson & Co................................         930,431
      15,700  Household International Corp......................       2,002,731
      28,200  Huntington Bancshares, Inc........................       1,015,200
      26,400  J.P. Morgan & Co., Inc............................       2,979,900
      11,300  Jefferson Pilot Corp..............................         879,987
      32,400  Keycorp...........................................       2,294,325
      16,300  Lincoln National Corp.............................       1,273,437
      13,500  MBIA, Inc.........................................         901,968
      73,950  MBNA Corp.........................................       2,019,759
      17,200  MGIC Investment...................................       1,143,800
      24,800  Marsh & McLennan Cos., Inc........................       1,849,150
      37,600  Mellon Bank Corp..................................       2,279,500
      48,900  Merrill Lynch & Co., Inc..........................       3,566,643
      87,475  Morgan Stanley Dean Witter Discover & Co..........       5,171,959
      31,700  National City Corp................................       2,084,275
     105,024  NationsBank Corp..................................       6,386,772
     111,400  Norwest Corp......................................       4,302,825
      45,300  PNC Bank Corp.....................................       2,584,931
      10,900  Progressive Corporation (The).....................       1,306,637
      13,800  Providian Corp....................................         623,587
       8,100  Republic New York Corp............................         924,918
      21,000  SAFECO Corp.......................................       1,023,750
      12,600  St. Paul Companies, Inc. (The)....................       1,033,987
      23,700  State Street Corporation..........................       1,379,043
      31,100  SunTrust Banks, Inc...............................       2,219,762
      25,700  Synovus Financial Corp............................         841,675
      20,800  Torchmark Corporation.............................         874,900
      10,100  Transamerica Corporation..........................       1,075,650
     169,305  Travelers Group, Inc..............................       9,121,306
      21,000  UNUM Corporation..................................       1,141,875
      36,073  U.S. Bancorp......................................       4,037,921
      16,700  USF&G Corporation.................................         368,443
      30,100  Wachovia Corporation..............................       2,441,862
      38,000  Washington Mutual, Inc............................       2,424,875
      13,000  Wells Fargo & Company.............................       4,412,687
                                                                  --------------
                                                                     189,520,025
                                                                  --------------
              FOOD, BEVERAGE & TOBACCO -- 8.0%
       5,500  Adolph Coors Company Class B......................         182,875
      72,400  Anheuser-Busch Cos., Inc..........................       3,185,600
      82,055  Archer-Daniels-Midland Company....................       1,779,567
      10,200  Brown-Forman Corporation Class B..................         563,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
      21,200  CPC International, Inc............................  $    2,284,300
      67,800  Campbell Soup Company.............................       3,940,875
     365,300  Coca-Cola Company (The)...........................      24,338,112
      69,600  ConAgra, Inc......................................       2,283,750
      25,200  Fortune Brands Inc................................         933,975
      23,600  General Mills, Inc................................       1,690,350
      54,500  H.J. Heinz Company................................       2,769,281
      21,000  Hershey Foods Corporation.........................       1,300,687
      60,800  Kellogg Company...................................       3,017,200
     224,100  PepsiCo, Inc......................................       8,165,643
     358,000  Philip Morris Companies, Inc......................      16,221,875
      20,300  Quaker Oats Company (The).........................       1,070,825
      15,700  Ralston Purina Company............................       1,459,118
      70,800  Sara Lee Corporation..............................       3,986,925
      52,600  Seagram Company Ltd. (The)........................       1,699,637
      22,530  Tricon Global Restaurants, Inc....................         654,778
      27,100  UST, Inc..........................................       1,001,006
      94,400  Unilever NV-New York Shares.......................       5,894,100
      15,000  Whitman Corporation...............................         390,937
      17,100  Wrigley (W.M.) Jr. Company........................       1,360,518
                                                                  --------------
                                                                      90,175,484
                                                                  --------------
              HEALTH CARE -- 11.6%
     113,000  Abbott Laboratories...............................       7,408,562
       9,500  Allergan, Inc.....................................         318,843
      12,500  Alza Corporation..................................         397,656
      95,700  American Home Products Corporation and
                Subsidiaries....................................       7,321,050
      39,100  Amgen, Inc........................................       2,116,287
       8,500  Bard (C.R.), Inc..................................         266,156
       8,200  Bausch & Lomb, Inc................................         324,925
      41,200  Baxter International, Inc.........................       2,078,025
      18,000  Becton, Dickinson and Company.....................         900,000
      16,400  Biomet, Inc.......................................         420,250
      28,600  Boston Scientific Corporation.....................       1,312,025
     146,900  Bristol-Myers Squibb Company......................      13,900,412
      16,000  Cardinal Health, Inc..............................       1,202,000
      95,600  Columbia/HCA Healthcare Corporation...............       2,832,150
     164,100  Eli Lilly and Company.............................      11,425,462
      21,900  Guidant Corporation...............................       1,363,275
      58,100  Healthsouth Corporation...........................       1,612,275
      24,100  Humana, Inc.......................................         500,075
     198,500  Johnson & Johnson.................................      13,076,187
      17,300  Loews Corporation.................................       1,835,962
      10,800  Mallinckrodt, Inc.................................         410,400
       9,400  Manor Care, Inc...................................         329,000
      69,300  Medtronic, Inc....................................       3,625,256
     176,900  Merck & Co., Inc..................................      18,795,625
       6,400  Millipore Corporation.............................         217,200
      18,800  Pall Corporation..................................         388,925
     191,000  Pfizer, Inc.......................................      14,241,437
      74,700  Pharmacia & Upjohn, Inc...........................       2,735,887
       9,700  Pioneer Hi-Bred International, Inc................       1,040,325
     108,100  Schering-Plough Corporation.......................       6,715,712
      37,000  Service Corporation International.................       1,366,687
       3,700  Shared Medical Systems Corporation................         244,200
      13,500  St. Jude Medical, Inc.............................         411,750
      31,150  SunAmerica, Inc...................................       1,331,662
      45,100  Tenet Healthcare Corporation......................       1,493,937
      27,700  United HealthCare Corporation.....................       1,376,343
      11,200  United States Surgical Corporation................         328,300
      40,000  Warner-Lambert Company............................       4,960,000
                                                                  --------------
                                                                     130,624,223
                                                                  --------------
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------

              INDUSTRIAL MATERIALS -- 4.6%
      16,000  ARMCO, Inc........................................  $       79,000
       6,200  ASARCO, Inc.......................................         139,112
      16,200  Air Products & Chemicals, Inc.....................       1,332,450
      33,500  Alcan Aluminum Ltd................................         925,437
      25,900  Allegheny Teledyne, Inc...........................         670,162
      25,700  Aluminum Company of America.......................       1,808,637
       6,000  Armstrong World Industries, Inc...................         448,500
      10,600  B.F. Goodrich Company (The).......................         439,237
      54,800  Barrick Gold Corp.................................       1,020,650
      33,500  Battle Mountain Gold Company......................         196,812
       7,800  Bemis Company, Inc................................         343,687
      16,600  Bethlehem Steel Corporation.......................         143,175
       8,200  Boise Cascade Corporation.........................         248,050
      14,100  Champion International Corporation................         638,906
      18,900  Crown Cork & Seal Company, Inc....................         947,362
      13,700  Cyprus Amax Minerals Company......................         210,637
      33,600  Dow Chemical Company (The)........................       3,410,400
     167,200  du Pont (E.I.) de Nemours & Co....................      10,042,450
      11,600  Eastman Chemical Company..........................         690,925
      20,600  Echo Bay Mines Ltd................................          50,212
       9,500  Ecolab, Inc.......................................         526,656
      21,300  Englehard Corporation.............................         370,087
       5,500  FMC Corporation...................................         370,218
      28,600  Freeport-McMoran Copper & Gold, Inc...............         450,450
      13,500  Georgia-Pacific Corporation.......................         820,125
      10,700  Grace (W.R.) & Co.................................         860,681
       8,800  Great Lakes Chemical Corporation..................         394,900
      14,600  Hercules, Inc.....................................         730,912
      21,600  Homestake Mining Company..........................         191,700
      24,500  Inco Ltd..........................................         416,500
       7,200  Inland Steel Industries, Inc......................         123,300
      44,600  International Paper Company.......................       1,923,375
      30,800  James River Corporation of Virginia...............       1,178,100
      16,100  Louisiana-Pacific Corporation.....................         305,900
      15,400  Mead Corporation (The)............................         431,200
      87,500  Monsanto Company..................................       3,675,000
      19,600  Morton International, Inc.........................         673,750
       9,800  Nalco Chemical Company............................         387,712
      22,993  Newmont Mining Corporation........................         675,419
      12,900  Nucor Corporation.................................         623,231
       7,900  Owens-Corning.....................................         269,587
      20,700  Owens-Illinois Group, Inc.........................         785,306
      26,400  PPG Industries, Inc...............................       1,508,100
       8,900  Phelps Dodge Corporation..........................         554,025
      35,300  Placer Dome, Inc..................................         447,868
       4,300  Potlatch Corporation..............................         184,900
      23,300  Praxair, Inc......................................       1,048,500
      10,900  Reynolds Metal Company............................         654,000
       9,100  Rohm & Haas Company...............................         871,325
      25,500  Sherman-Williams Company (The)....................         707,625
      14,800  Sigma-Aldrich Corporation.........................         588,300
      14,600  Stone Container Corporation.......................         152,387
       8,400  Temple-Inland, Inc................................         439,425
      12,600  USX Corporation...................................         393,750
      10,200  Union Camp Corporation............................         547,612
      18,300  Union Carbide Corporation.........................         785,756
      15,000  Westvaco Corporation..............................         471,562
      29,400  Weyerhaeuser Company..............................       1,442,437
      16,400  Willamette Industries, Inc........................         527,875
      14,300  Worthington Industries, Inc.......................         235,950
                                                                  --------------
                                                                      51,531,307
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              MANUFACTURING -- 2.7%
       4,100  Aeroquip-Vickers, Inc.............................  $      201,156
      15,200  Avery Dennison Corporation........................         680,200
       4,400  Ball Corporation..................................         155,375
      11,000  Case Corporation..................................         664,812
      54,900  Caterpillar, Inc..................................       2,666,081
       5,900  Cincinnati Milacron, Inc..........................         153,031
      18,000  Cooper Industries, Inc............................         882,000
      34,000  Corning Incorporated..............................       1,262,250
       6,800  Crane Co..........................................         294,950
       5,600  Cummins Engine Company, Inc.......................         330,750
      15,400  Dana Corporation..................................         731,500
      37,200  Deere & Company...................................       2,169,225
      32,800  Dover Corporation.................................       1,184,900
      11,400  Eaton Corporation.................................       1,017,450
       7,300  Harnischfeger Industries, Inc.....................         257,781
      18,800  Honeywell, Inc....................................       1,287,800
      36,700  Illinois Tool Works, Inc..........................       2,206,587
      24,450  Ingersoll-Rand Company............................         990,225
      60,300  Minnesota Mining & Manufacturing Company..........       4,948,368
       1,200  NACCO Industries, Inc.............................         128,625
      10,700  Navistar International Corporation................         265,493
      11,500  PACCAR, Inc.......................................         603,750
      16,450  Parker-Hannifin Corporation.......................         754,643
       6,500  Perkin Elmer Corporation (The)....................         461,906
      25,100  Tenneco, Inc......................................         991,450
      22,200  Thermo Electron Corporation.......................         987,900
       9,300  Timken Company (The)..............................         319,687
      78,500  Tyco International, Ltd...........................       3,537,406
                                                                  --------------
                                                                      30,135,301
                                                                  --------------
              MEDIA & SERVICES -- 3.9%
      74,200  Airtouch Communications, Inc......................       3,083,937
     103,100  CBS Corporation...................................       3,035,006
      14,500  Clear Channel Communications, Inc.................       1,151,843
      24,200  Cognizant Corporation.............................       1,078,412
      51,300  Comcast Corporation Class A.......................       1,619,156
      14,200  Dow Jones & Company, Inc..........................         762,362
      25,100  Dun & Bradstreet Corporation (The)................         776,531
      41,800  Gannett Co., Inc..................................       2,583,879
      10,400  Harcourt General, Inc.............................         569,400
      18,350  Interpublic Group of Companies, Inc...............         914,059
       5,400  King World Productions, Inc.......................         311,850
      12,500  Knight-Ridder, Inc................................         650,000
      14,600  McGraw-Hill Companies, Inc. (The).................       1,080,400
       7,900  Meredith Corporation..............................         281,931
      14,100  New York Times Co. (The)..........................         932,362
      23,600  Omnicom Group, Inc................................       1,000,050
      74,500  TCI Communications, Inc...........................       2,081,343
      82,600  Time Warner, Inc..................................       5,121,200
      14,100  Times Mirror Co.-Class A..........................         867,150
      18,100  Tribune Co........................................       1,126,725
      89,600  U.S. West, Inc....................................       2,587,200
      52,000  Viacom, Inc.-Class B..............................       2,154,750
      99,500  Walt Disney Company (The).........................       9,856,718
                                                                  --------------
                                                                      43,626,264
                                                                  --------------
              REAL ESTATE -- 0.0%
       3,100  Pulte Corporation.................................         129,618
                                                                  --------------
              RETAIL -- 5.5%
      36,200  Albertson's, Inc..................................       1,714,975
      11,100  American Greetings Corporation....................         434,287
      40,000  American Stores Company...........................         822,500
      22,300  AutoZone, Inc.....................................         646,700
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              RETAIL -- (CONTINUED)
      25,400  CVS Corporation...................................  $    1,627,187
     116,646  Cendant Corporation...............................       4,009,696
      15,600  Charming Shoppes, Inc.............................          73,125
      14,500  Circuit City Stores...............................         515,656
      31,300  Costco Companies, Inc.............................       1,396,762
      32,100  Dayton Hudson Corporation.........................       2,166,750
      16,400  Dillard's, Inc....................................         578,100
      30,800  Federated Department Stores, Inc..................       1,326,325
      59,250  Gap Inc. (The)....................................       2,099,671
       8,800  Giant Food, Inc...................................         296,450
       5,600  Great Atlantic & Pacific Tea Company, Inc.
                (The)...........................................         166,250
     107,950  Home Depot, Inc. (The)............................       6,355,556
       5,800  Jostens, Inc......................................         133,762
      72,000  KMart Corporation.................................         832,500
      37,400  Kroger Company (The)..............................       1,381,462
      39,900  Limited Inc. (The)................................       1,017,450
       5,800  Longs Drug Store Corporation......................         186,325
      25,600  Lowe's Companies, Inc.............................       1,220,800
      34,300  May Department Stores Company (The)...............       1,807,181
     101,500  McDonald's Corporation............................       4,846,625
       5,400  Mercantile Stores Company, Inc....................         328,725
      11,400  Nordstrom, Inc....................................         688,275
      36,700  J.C. Penney Company, Inc..........................       2,213,468
       9,300  Pep Boys - Manny, Moe & Jack (The)................         222,037
      18,100  Rite Aid Corporation..............................       1,062,243
      57,700  Sears Roebuck & Co................................       2,610,925
      24,100  TJX Companies, Inc. (The).........................         828,437
      15,200  Tandy Corporation.................................         586,150
      42,100  Toys "R" Us, Inc..................................       1,323,518
      72,600  Walgreen Co.......................................       2,277,825
     332,300  Wal-Mart Stores, Inc..............................      13,105,081
      21,900  Winn-Dixie Stores, Inc............................         956,756
      19,900  Woolworth Corporation.............................         405,462
                                                                  --------------
                                                                      62,264,997
                                                                  --------------
              SOFTWARE & SERVICES -- 3.4%
       7,100  Autodesk, Inc.....................................         262,700
      43,200  Automatic Data Processing, Inc....................       2,651,400
      11,300  Ceridian Corporation..............................         517,681
      80,550  Computer Associates International, Inc............       4,259,081
      11,400  Computer Sciences Corporation.....................         951,900
      63,200  First Data Corporation............................       1,848,600
     178,200  Microsoft Corporation.............................      23,032,350
      51,700  Novell, Inc.......................................         387,750
     144,550  Oracle Corporation................................       3,225,271
      18,800  Parametric Technology Corporation.................         890,650
                                                                  --------------
                                                                      38,027,383
                                                                  --------------
              TRANSPORTATION -- 1.3%
      13,600  AMR Corporation...................................       1,747,600
      22,900  Burlington Northern Santa Fe Corporation..........       2,128,268
      32,100  CSX Corporation...................................       1,733,400
       5,700  Caliber System, Inc...............................         277,518
      10,800  Delta Air Lines, Inc..............................       1,285,200
      17,000  Federal Express Corporation.......................       1,038,062
      48,500  Laidlaw, Inc......................................         660,812
      55,600  Norfolk Southern Corporation......................       1,713,175
      11,400  Ryder Systems, Inc................................         373,350
      32,300  Southwest Airlines Co.............................         795,387
      36,400  Union Pacific Corporation.........................       2,272,725
      13,400  US Airways Group, Inc.............................         837,500
                                                                  --------------
                                                                      14,862,997
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              UTILITIES -- 9.8%
     239,600  AT&T Corp.........................................  $   14,675,500
      27,500  Alltel Corporation................................       1,129,218
      27,900  American Electric Power...........................       1,440,337
      81,100  Ameritech Corporation.............................       6,528,550
      21,800  Baltimore Gas & Electric Company..................         742,562
     114,381  Bell Atlantic Corporation.........................      10,408,671
     146,200  BellSouth Corporation.............................       8,232,887
      22,300  Carolina Power and Light Company..................         946,356
      31,300  Central and Southwest Corporation.................         847,056
      23,200  CINergy Corp......................................         888,850
       8,200  Columbia Gas System, Inc. (The)...................         644,212
      34,600  Consolidated Edison Company of New York, Inc......       1,418,600
      21,400  DTE Energy Co.....................................         742,312
      27,400  Dominion Resources, Inc...........................       1,166,212
      53,052  Duke Energy Corporation...........................       2,937,754
       3,000  Eastern Enterprises...............................         135,000
      56,300  Edison International..............................       1,530,656
      47,000  Enron Corp........................................       1,953,437
      36,000  Entergy Corporation...............................       1,077,750
      26,900  FPL Group, Inc....................................       1,592,143
      33,900  Firstenergy Corp..................................         983,100
      24,100  Frontier Corporation..............................         579,906
      17,800  GPU, Inc..........................................         749,825
     141,400  GTE Corporation...................................       7,388,150
      42,092  Houston Industries, Inc...........................       1,123,330
     102,700  MCI Communications Corporation....................       4,396,843
       7,200  NICOR, Inc........................................         303,750
      21,300  Niagara Mohawk Power Corporation..................         223,650
      10,900  Northern States Power Company.....................         634,925
       4,600  Oneok, Inc........................................         185,725
      64,500  PG & E Corporation................................       1,963,218
      24,400  PP & L Resources, Inc.............................         584,075
      12,300  Pacific Enterprises...............................         462,787
      43,600  Pacificorp........................................       1,190,825
      32,800  Peco Energy Company...............................         795,400
       5,200  Peoples Energy Corporation........................         204,750
      34,100  Public Service Enterprise Group, Inc..............       1,080,543
     135,260  SBC Communications, Inc...........................       9,907,795
      12,600  Sonat, Inc........................................         576,450
     101,900  Southern Company (The)............................       2,636,662
      63,500  Sprint Corporation................................       3,722,687
      36,315  Texas Utilities Company...........................       1,509,342
      71,300  U.S. West, Inc....................................       3,217,412
      31,800  Unicom Corporation................................         977,850
      20,300  Union Electric Co.................................         877,975
      46,800  Williams Companies, Inc. (The)....................       1,327,950
     133,400  WorldCom, Inc.....................................       4,035,350
                                                                  --------------
                                                                     110,678,338
                                                                  --------------
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------

              WASTE MANAGEMENT -- 0.3%
      29,200  Browning-Ferris Industries, Inc...................  $    1,080,400
      67,204  Waste Management, Inc.............................       1,848,110
                                                                  --------------
                                                                       2,928,510
                                                                  --------------
              Total common stocks...............................  $1,114,803,189
                                                                  --------------
                                                                  --------------
  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 1.1%
              U.S. TREASURY BILLS -- 0.1%
 $   500,000    5.08% due 01/08/98..............................  $      499,506
     275,000    5.08% due 01/08/98..............................         274,728
                                                                  --------------
                                                                         774,234
                                                                  --------------
              REPURCHASE AGREEMENT -- 1.0%
  11,722,000  Interest in $86,953,000 joint repurchase agreement with State Street Bank at 6.50%, to be
                repurchased at $11,726,233 on 01/02/98;
                (Collateralized by $86,953,000 U.S. Treasury
                Bonds 8.375% - 11.625% due 02/11/01 -
                08/08/15).......................................      11,722,000
                                                                  --------------
              Total short-term securities.......................  $   12,496,234
                                                                  --------------
                                                                  --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $816,021,371)................   99.2%   $1,114,803,189
Total short-term securities (cost $12,496,234).........    1.1        12,496,234
                                                         ------   --------------
Total investment in securities (total cost
  $828,517,605)........................................  100.3     1,127,299,423
Cash, receivables and other assets.....................    0.2         1,953,306
Payable for securities purchased.......................   (0.0)         (225,160)
Payable for Fund shares redeemed.......................   (0.5)       (5,401,568)
Other liabilities......................................   (0.0)         (170,999)
                                                         ------   --------------
Net assets (applicable to $2.877709 per share based on
  390,399,110 shares outstanding)......................  100.0%   $1,123,455,002
                                                         ------   --------------
                                                         ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  1,000,000,000 shares; outstanding 390,399,109 shares.........   $   39,039,911
Capital surplus................................................      756,821,801
Accumulated undistributed net investment income................          977,108
Accumulated undistributed net realized gain on investments.....
                                                                      27,782,478
Unrealized appreciation of futures contracts**.................           51,886
Unrealized appreciation on investments.........................      298,781,818
                                                                  --------------
Net assets, applicable to shares outstanding...................   $1,123,455,002
                                                                  --------------
                                                                  --------------

 * Non-income producing during period.
** The Fund had 26 Standard & Poor's 500 March 1998 futures contracts open as of
   December 31, 1997. These contracts had a value of $6,364,150 as of December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                  MARKET
   SHARES                                         VALUE
 -----------                                  --------------
 COMMON STOCKS -- 87.6%
              ARGENTINA -- 0.6%
     536,787  Banco Galicia y Buenos
                Aires.......................  $   3,436,065
      97,800  Telefonica de Argentina SA
                ADR.........................      3,643,050
                                              --------------
                                                  7,079,115
                                              --------------
              AUSTRALIA -- 2.5%
     814,035  Amcor Ltd.....................      3,580,185
     818,000  Australia & New Zealand
                Banking Group Ltd...........      5,404,430
     961,152  Boral Ltd.....................      2,429,866
     599,849  Broken Hill Proprietary Co.
                Ltd.........................      5,569,488
   3,594,839  Goodman Fielder Ltd...........      5,715,154
    *421,498  ICI Australia Ltd. ***........      2,952,314
     412,000  News Corporation Ltd..........      2,273,732
                                              --------------
                                                 27,925,169
                                              --------------
              AUSTRIA -- 0.8%
      61,870  OMV AG........................      8,558,519
                                              --------------
              BRAZIL -- 2.2%
     135,300  Aracruz Cellulose SA ADR......      1,944,937
  64,025,100  Cia Energetica de Brazilia....      2,781,829
     120,500  Electrobras On ADR............      2,996,244
  19,211,000  Petroleo Brasileiro...........      4,492,814
  *1,789,300  Riograndense Mineracao........      2,204,519
   8,531,000  Tele de Sao Paulo SA..........      2,270,229
  68,147,000  Telecommunicacoes Brasileiras
                SA..........................      6,930,596
                                              --------------
                                                 23,621,168
                                              --------------
              CANADA -- 2.8%
     162,300  Alcan Aluminum Ltd............      4,468,577
     182,800  Canadian Imperial Bank of
                Commerce....................      5,697,254
      86,500  Canadian National Railway
                Co..........................      4,087,125
     416,400  Canadian Pacific Ltd..........     11,346,900
     289,000  Canwest Global Communications
                Corp. Class A
                (non-voting)................      5,202,000
                                              --------------
                                                 30,801,856
                                              --------------
              CHILE -- 0.3%
     165,600  Embotelladora Andina ADR Class
                B...........................      3,218,850
                                              --------------
              CHINA -- 0.2%
    *129,700  China Southern Airlines ADR...      1,710,418
                                              --------------
              DENMARK -- 1.7%
     256,800  Unidanmark AS-A Shares
                (Reg.)......................     18,864,676
                                              --------------
              FINLAND -- 1.7%
     469,900  Kesko.........................      7,438,343
     765,000  Metsa-Serla-B Shares..........      5,970,543
      14,500  Nokia OYJ Class A Shares......      1,030,486
     244,300  Rauma OYJ.....................      3,813,343
                                              --------------
                                                 18,252,715
                                              --------------
              FRANCE -- 8.7%
      99,600  Assurance Generale ***........      5,279,782
     111,990  Assurance Generale de
                France......................      5,936,574
     170,661  Banque Nationale de Paris
                ***.........................      9,075,084
      35,965  Compagnie de Saint Gobain.....      5,111,499
      68,710  Credit Commerciale de
                France......................      4,711,357

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              FRANCE -- (CONTINUED)
     174,112  Havas SA......................  $  12,531,952
      69,430  Peugeot Citroen SA............      8,759,737
     362,228  Rhone-Poulenc SA..............     16,233,196
      64,524  Societe Generale Class A......      8,795,028
      86,000  Societe Nationale Elf
                Acquitaine..................     10,006,878
      76,303  Total SA B Shares.............      8,307,781
                                              --------------
                                                 94,748,868
                                              --------------
              GERMANY -- 6.3%
     506,300  Bayer AG......................     18,795,726
     108,500  Degussa AG....................      5,370,561
     181,520  Deutsche Lufthansa AG
                (Reg.)......................      3,412,252
      27,610  Karstadt AG...................      9,551,173
      36,080  M.A.N. AG.....................     10,424,422
      23,709  Mannesmann AG.................     11,906,960
    *492,200  Metallgesellschaft AG.........      9,006,113
                                              --------------
                                                 68,467,207
                                              --------------
              HONG KONG -- 1.5%
   1,090,000  Hutchison Whampoa Ltd.........      6,836,883
     794,000  Hysan Development Co. Ltd.....      1,583,231
     854,000  New World Development Co.
                Ltd.........................      2,953,847
     552,000  Sun Hung Kai Properties
                Ltd.........................      3,847,053
  11,350,000  Tingyi (Cayman Islands)
                Holding Corp................      1,479,492
                                              --------------
                                                 16,700,506
                                              --------------
              INDIA -- 0.3%
      58,100  Ranbaxy Laboratories Ltd.
                GDR***......................      1,745,062
      75,800  State Bank of India GDR***....      1,317,025
                                              --------------
                                                  3,062,087
                                              --------------
              INDONESIA -- 0.1%
   4,462,000  Pt. Kalbe Farma Foreign
                registered..................        791,733
                                              --------------
              ITALY -- 2.6%
     345,400  Arnoldo Mondadori Editore
                S.p.A.......................      2,715,537
     271,800  Instituto Banco San Paolo
                Tori........................      2,598,093
     325,800  Instituto Banco San Paolo
                Tori***.....................      3,114,271
    3,040,00  Telecom Italia S.p.A..........     19,429,904
                                              --------------
                                                 27,857,805
                                              --------------
              JAPAN -- 15.4%
     837,000  Aisin Seiki Co., Ltd..........      8,690,513
     600,000  Bank of Tokyo-Mitsubishi
                Ltd.........................      8,306,344
     591,000  Daiwa Securities Co. Ltd......      2,045,437
     580,000  Eisai Co. Ltd.................      8,877,021
     371,000  Exedy Corporation.............      2,821,996
     270,000  Fuji Machine Manufacturing
                Co..........................      6,541,246
     283,000  Fujisawa Pharmaceutical Co.
                Ltd.........................      2,481,289
     142,000  Fukuda Denshi.................      1,452,533
     518,000  Hitachi Ltd...................      3,705,091
   1,525,000  JGC Corp......................      3,225,438
     193,000  Mabuchi Motor Co. Ltd.........      9,841,403
     380,000  Maruichi Steel Tube Ltd.......      4,646,938
     187,800  Matsumotokiyoshi..............      7,221,905
     749,000  Matsushita Electric Industrial
                Co..........................     11,002,753
  *3,595,000  Mazda Motor Corporation.......      8,571,301

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              JAPAN -- (CONTINUED)
      94,400  Meiwa Estate Co. Ltd..........  $     710,789
     200,000  Murata Manufacturing Co.,
                Ltd.........................      5,045,335
     610,000  NGK Spark Plug Co. Ltd........      3,471,744
     306,000  Namco Ltd.....................      8,919,629
     168,000  Nomura Securities Co. Ltd.....      2,248,250
   1,069,000  Okumura Corp..................      2,548,740
      65,000  Otsuka Kago, Ltd..............      2,349,618
      20,000  Rohm Company, Ltd.............      2,045,821
   1,666,000  Sakura Bank Ltd...............      4,779,363
     305,000  Sanwa Bank Ltd................      3,096,420
       6,000  Sawako Corporation............         39,685
     212,000  Shimachu Co., Ltd.............      3,342,534
      86,000  Sony Corporation..............      7,672,601
     376,800  Sony Music Entertainment,
                (Japan) Inc.................     13,910,358
     116,500  Square Co. Ltd................      3,243,550
   1,891,000  Sumitomo Rubber Industries
                Ltd.........................      8,013,630
     671,000  Toyo Ink Manufacturing Co.
                Ltd.........................      1,186,961
     984,000  Yamato Kogyo Co. Ltd..........      5,940,882
                                              --------------
                                                167,997,118
                                              --------------
              MALAYSIA -- 0.1%
   1,210,000  Renong Berhad.................        559,556
     361,550  Sime Darby Berhad.............        347,397
                                              --------------
                                                    906,953
                                              --------------
              MEXICO -- 1.4%
     237,200  Grupo Televisa SA Series
                CPO.........................      4,614,591
   1,085,000  Kimberly-Clark de Mexico SA de
                CV Class A..................      8,549,411
      74,100  Panamerican Beverages Inc.
                Class A.....................      2,417,512
                                              --------------
                                                 15,581,514
                                              --------------
              NETHERLANDS -- 3.5%
      65,090  AKZO Nobel N.V................     11,224,921
     328,857  ING Groep N.V.................     13,853,597
     195,733  Polygram N.V..................      9,365,552
      54,500  Unilever NV-CVA...............      3,360,501
                                              --------------
                                                 37,804,571
                                              --------------
              NEW ZEALAND -- 0.9%
     957,680  Air New Zealand Ltd. Class
                B...........................      1,918,479
   1,913,344  Brierley Investments Ltd......      1,366,519
   1,352,000  Carter Holt Harvey Ltd........      2,088,218
     107,150  Telecom Corp. New Zealand
                ADR.........................      4,152,062
                                              --------------
                                                  9,525,278
                                              --------------
              NORWAY -- 1.2%
     757,500  Saga Petroleum AS-A Shares....     13,049,380
                                              --------------
              PHILLIPINES -- 0.4%
     950,000  Manila Electric Co. Class B...      3,190,571
     253,200  Metropolitan Bank & Trust.....      1,729,299
                                              --------------
                                                  4,919,870
                                              --------------
              SINGAPORE -- 1.1%
   1,010,000  Keppel Corp. Ltd..............      2,901,232
     970,000  Keppel Fels Ltd...............      2,705,735
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              SINGAPORE -- (CONTINUED)
     838,000  Keppel Land Ltd...............  $   1,153,845
   1,218,000  Overseas Union Bank (Foreign
                Registered).................      4,662,542
                                              --------------
                                                 11,423,354
                                              --------------
              SPAIN -- 2.1%
     146,700  Banco Popular Espanol.........     10,250,637
     517,100  Endesa SA.....................      9,177,258
      45,600  Telefonica de Espana SA.......      4,152,450
                                              --------------
                                                 23,580,345
                                              --------------
              SWEDEN -- 3.9%
  *3,835,300  Nordbanken Holding AB.........     21,703,694
     449,700  Pharmacia & Upjohn............     16,549,837
     185,080  Sparbanken Sverige AB-A
                Shares......................      4,210,412
                                              --------------
                                                 42,463,943
                                              --------------
              SWITZERLAND -- 5.1%
     *40,010  CIBA Specialty Chemicals......      4,773,052
      18,750  Holderbank Financial Glarus
                B...........................     15,323,427
      11,359  Nestle SA (Reg.)..............     17,047,639
       1,851  Roche Holdings AG Genusss.....     18,407,827
                                              --------------
                                                 55,551,945
                                              --------------
              THAILAND -- 0.1%
   1,597,219  Land & House Co. Ltd. (Foreign
                Registered).................        318,457
      87,324  Siam City Cement Co. Ltd.
                Foreign Registered..........         90,681
      22,067  Siam Commercial Bank (Foreign
                Registered).................         25,207
     508,000  Thai Farmers Bank (Foreign
                Registered).................        923,183
                                              --------------
                                                  1,357,528
                                              --------------
              UNITED KINGDOM -- 20.1%
     320,815  Allied Irish Banks PLC........      3,101,235
   1,408,163  Associated British Foods
                PLC.........................     12,071,544
     729,200  Bank of Scotland..............      6,611,049
     790,400  Bass PLC......................     12,172,925
    *738,300  Billiton PLC..................      1,862,794
  *1,876,100  Billiton PLC***...............      4,815,658
     756,604  BOC Group PLC.................     12,530,101
     969,500  British Petroleum Co. PLC.....     12,769,718
   2,546,000  BTR PLC.......................      7,812,848
     764,700  Burmah Castrol PLC............     13,299,589
   1,274,000  Carlton Communications PLC....      9,810,416
   2,783,315  Cookson Group PLC.............      8,953,335
   1,430,000  Diageo PLC....................     13,141,089
     424,300  HSBC Holdings PLC.............     10,967,847
     963,000  Johnson Matthey PLC...........      8,580,190
     983,859  PowerGen PLC..................     12,869,810
   1,600,000  Rank Group PLC................      9,181,346
     701,942  Reckitt & Colman PLC..........     11,035,806
     769,381  Royal & Sun Alliance Insurance
                Group.......................      7,722,243
     875,100  Royal Bank of Scotland
                Group.......................     11,202,358
   4,540,777  Smurfit (Jefferson) Group.....     12,626,676
     528,100  Zeneca Group PLC..............     18,595,254
                                              --------------
                                                221,773,831
                                              --------------
              Total common stocks...........  $ 957,556,322
                                              --------------
                                              --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 PREFERRED STOCKS -- 2.3%
              FINLAND -- 0.8%
     120,000  Nokia Corp. SA ADR............  $   8,400,000
                                              --------------
              GERMANY -- 1.5%
      77,110  Hornbach Holding AG
                (Non-Vtg)...................      5,317,803
    *236,450  Prosieben Media AG............     10,849,087
                                              --------------
                                                 16,166,890
                                              --------------
              Total preferred stocks........  $  24,566,890
                                              --------------
                                              --------------
   NOMINAL
   AMOUNT
 -----------
 OPTIONS -- 0.0%
 $12,020,000  Brazilian Real Foreign
                Currency (Put)
                strike price $1.17
                expiration date 01/16/98....  $      24,040
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 9.3%
              U.S. TREASURY BILLS -- 1.1%
 $10,000,000    5.02% due 03/12/98..........  $   9,902,388
   2,000,000    5.15% due 02/12/98..........      1,987,995
                                              --------------
                                                 11,890,383
                                              --------------
              REPURCHASE AGREEMENT -- 8.2%
  90,311,000  Interest in $1,102,287,000
                joint repurchase agreement
                with State Street Bank dated
                12/31/97 at 6.6119%, to be
                repurchased at $90,344,174
                on 01/02/98; (Collateralized
                by $629,353,000 U.S.
                Treasury Notes 5.625% -
                7.50% due 03/31/98 -
                02/15/05, $204,399,000 U.S.
                Treasury Bills 0% due
                05/21/98 - 06/04/98,
                $159,248,000 U.S. Treasury
                Bonds 8.50% - 11.25% due
                08/15/01 - 02/15/20, and
                $109,287,000 U.S. Treasury
                Strips (principal) 0% due
                02/15/09)...................     90,311,000
                                              --------------
              Total short-term securities...  $ 102,201,383
                                              --------------
                                              --------------

                                                             MARKET
                                                             VALUE
                                                        ----------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $926,247,457)......   87.6%   $   957,556,322
Total preferred stocks (cost $20,758,782)....    2.3         24,566,890
Total options (cost $70,918).................    0.0             24,040
Total short-term securities (cost
  $102,201,383)..............................    9.3        102,201,383
                                               ------   ----------------
Total investment in securities (total cost
  $1,049,278,540)............................   99.2      1,084,348,635
Cash, receivables and other assets...........    1.8         19,837,779
Payable for securities purchased.............   (0.9)       (10,452,941)
Payable for Fund shares redeemed.............   (0.0)          (181,393)
Other liabilities............................   (0.1)          (606,480)
                                               ------   ----------------
Net assets (applicable to $1.294457 per share
  based on 844,327,314 shares outstanding)...  100.0%   $ 1,092,945,600
                                               ------   ----------------
                                               ------   ----------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  1,500,000,000 shares; outstanding 844,327,314
  shares.............................................   $    84,432,731
Capital surplus......................................       944,370,133
Distribution in excess of net investment income......          (527,438)
Accumulated undistributed net realized gain on
  investments........................................        29,745,743
Unrealized appreciation on investments...............        35,070,095
Unrealized appreciation of futures contracts**.......           420,229
Unrealized depreciation of forward foreign currency
  contracts (see Note 2).............................          (339,041)
Unrealized depreciation on translation of other
  assets and liabilities in foreign currencies.......          (226,852)
                                                        ----------------
Net assets, applicable to shares outstanding.........   $ 1,092,945,600
                                                        ----------------
                                                        ----------------

  * Non-income producing during period.

 ** The Fund had 54 March TSE 35 Index futures contracts, 72 March ALL ORDS
    Index futures, 93 January IBEX futures contracts, 210 January OMX Stock Index futures contracts, 50 March MIB 30 Index futures contracts, and 25 March DTB DAX Index futures contracts open December 31, 1997. These contracts had a market value of $363,443 as of December 31, 1997.

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of these securities amounted to $26,982,171, or 2.5% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1997

                                                                      UNREALIZED
                                   TOTAL      AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     MARKET VALUE  FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ------------  ----------  ---------  -------------
Australian Dollar (Buy)          $2,973,188   $2,984,089   03/31/98    $ (10,901)
Canadian Dollar (Buy)             6,826,608    6,885,944   03/19/98      (59,336)
German Deutschemark (Buy)         5,859,768    5,963,342   03/19/98     (103,574)
German Deutschemark (Sell)          173,824      176,018   03/19/98        2,194
Italian Lira (Buy)                2,562,178    2,604,274   03/20/98      (42,096)
Italian Lira (Buy)                4,563,706    4,589,464   03/20/98      (25,758)
Swedish Krona (Buy)               6,407,329    6,536,007   01/23/98     (128,678)
Swiss Franc (Sell)                4,472,645    4,501,754   09/11/98       29,109
                                                                     -------------
                                                                       $(339,041)
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- 94.0%
             AEROSPACE & DEFENSE -- 2.1%
    208,100  Northrop Grumman Corp.........  $   23,931,500
    *12,595  Raytheon Co. Class A..........         621,070
    232,500  United Technologies Corp......      16,928,906
                                             --------------
                                                 41,481,476
                                             --------------
             COMPUTERS & OFFICE EQUIPMENT -- 1.8%
    485,500  Xerox Corp....................      35,835,969
                                             --------------
             CONSUMER DURABLES -- 2.7%
  1,199,300  Dial Corp.....................      24,960,431
    213,800  General Motors Corporation....      12,961,625
    236,600  Genuine Parts Company.........       8,029,613
    142,800  TRW, Inc......................       7,621,950
                                             --------------
                                                 53,573,619
                                             --------------
             CONSUMER NON-DURABLES -- 2.4%
    312,900  Clorox Company (The)..........      24,738,656
    482,300  Kimberly-Clark Corp...........      23,783,419
                                             --------------
                                                 48,522,075
                                             --------------
             CONSUMER SERVICES -- 1.3%
    442,700  Eastman Kodak Company.........      26,921,694
                                             --------------
             ELECTRONICS -- 5.3%
    431,100  Amp Inc.......................      18,106,200
  1,004,560  General Electric Company......      73,709,590
    271,200  Johnson Controls, Inc.........      12,949,800
                                             --------------
                                                104,765,590
                                             --------------
             ENERGY & SERVICES -- 8.9%
    395,200  Ashland, Inc..................      21,217,300
    517,300  Chevron Corp..................      39,832,100
    254,000  Exxon Corp....................      15,541,625
    299,600  Pennzoil Co...................      20,017,025
    432,000  Phillips Petroleum Co.........      21,006,000
    554,000  Royal Dutch Petroleum Co.
               ADR.........................      30,019,875
    860,600  USX Corporation...............      29,045,250
                                             --------------
                                                176,679,175
                                             --------------
             FINANCIAL SERVICES -- 17.9%
    432,200  Allstate Corporation (The)....      39,276,175
    634,300  Citicorp......................      80,199,306
    778,900  Federal National Mortgage
               Association.................      44,445,981
    308,700  Marsh & McLennan Cos., Inc....      23,017,444
  1,008,500  Pacific Century Financial
               Corp........................      24,960,375
    561,100  Peoples Heritage Financial
               Group.......................      25,810,600
    291,400  Pinnacle West Capital Corp....      12,348,075
    694,300  U.S. Bancorp..................      77,718,206
    363,900  Wachovia Corporation..........      29,521,388
                                             --------------
                                                357,297,550
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             8.0%
  1,312,575  Flowers Industries, Inc.......      26,989,824
    483,200  General Mills Co..............      34,609,200
    709,200  Interstate Bakeries...........      26,506,350
    672,500  McCormick & Company, Inc......      18,830,000

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             (CONTINUED)
  1,175,300  Philip Morris Companies
               Inc.........................  $   53,255,781
                                             --------------
                                                160,191,155
                                             --------------
             HEALTH CARE -- 11.2%
    305,500  Abbott Laboratories...........      20,029,344
    383,500  American Home Products
               Corporation and
               Subsidiaries................      29,337,750
    368,600  Bard (C.R.), Inc..............      11,541,787
    321,200  Bristol-Myers Squibb Co.......      30,393,550
    309,000  Merck & Co., Inc..............      32,831,250
  1,238,200  Pharmacia & Upjohn, Inc.......      45,349,075
    442,600  Warner-Lambert Co.............      54,882,400
                                             --------------
                                                224,365,156
                                             --------------
             INDUSTRIAL MATERIALS -- 4.7%
    150,600  Aluminum Company of America...      10,598,475
     45,700  BetzDearborn, Inc.............       2,790,556
    114,900  BOC Group PLC SA ADR..........       3,784,519
    194,000  Calgon Carbon Corp............       2,085,500
    370,100  du Pont (E.I.) de Nemours &
               Co..........................      22,229,131
    105,000  Eastman Chemical Co...........       6,254,063
   *125,800  Georgia-Pacific (Timber
               Group)......................       2,854,088
    125,800  Georgia-Pacific Corporation...       7,642,350
    232,900  International Paper Co........      10,043,813
    181,400  Nalco Chemical Co.............       7,176,637
    268,750  RPM, Inc......................       4,098,437
    253,100  Temple-Inland, Inc............      13,240,294
                                             --------------
                                                 92,797,863
                                             --------------
             MANUFACTURING -- 1.8%
    147,400  Cooper Industries.............       7,222,600
    163,100  Deere & Company...............       9,510,769
    243,800  Minnesota Mining &
               Manufacturing Corp..........      20,006,837
                                             --------------
                                                 36,740,206
                                             --------------
             MEDIA & SERVICES -- 1.6%
     93,200  Cognizant Corp................       4,153,225
    438,500  Gannett Co., Inc..............      27,104,781
                                             --------------
                                                 31,258,006
                                             --------------
             REAL ESTATE -- 3.3%
    131,900  AMB Property Corporation......       3,313,988
     27,500  Charles E. Smith Residential
               Realty, Inc.................         976,250
    277,200  Kimco Realty Corporation
               (REIT)......................       9,771,300
    390,400  Liberty Property Trust
               (SBI).......................      11,150,800
    316,000  Nationwide Health Properties
               Inc. (REIT).................       8,058,000
    396,900  Security Capital Pacific Inc.
               (REIT)......................       9,624,825
    473,700  Spieker Properties Inc.
               (REIT)......................      20,309,887
    123,500  Sunstone Hotel Investors, Inc.
               (REIT)......................       2,130,375
                                             --------------
                                                 65,335,425
                                             --------------
             RETAIL -- 2.9%
    364,900  May Department Stores Company
               (The).......................      19,225,669
    630,500  J.C. Penney Company, Inc......      38,027,031
                                             --------------
                                                 57,252,700
                                             --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 0.8%
    243,500  Union Pacific Corp............  $   15,203,531
                                             --------------
             UTILITIES -- 16.8%
    104,700  AT&T Corp.....................       6,412,875
    265,100  Ameritech Corp................      21,340,550
    342,373  Bell Atlantic Corporation.....      31,155,943
    562,200  BellSouth Corp................      31,658,888
    245,600  CINergy Corp..................       9,409,550
    329,200  DPL, Inc......................       9,464,500
    408,800  Duke Energy Corp..............      22,637,300
    486,100  Endesa SA.....................       8,840,944
    252,000  GPU Inc.......................      10,615,500
    403,900  MCN Energy Group Inc..........      16,307,463
    195,000  New England Electric System...       8,336,250
    370,500  National Power PLC SA ADR.....      14,681,063
    156,400  New Century Energies, Inc.....       7,497,425
    213,000  NIPSCO Industries Inc.........      10,530,187
    198,400  Northern States Power
               Company.....................      11,556,800
    282,500  Pacific Enterprises...........      10,629,062
    177,800  PowerGen PLC SP ADR...........       9,445,625
    418,100  SBC Communications Inc........      30,625,825
    205,600  SCANA Corp....................       6,155,150
    633,700  Southern Company (The)........      16,396,987
    365,700  Sprint Corp...................      21,439,162
    505,800  Texas Utilities Co............      21,022,312
                                             --------------
                                                336,159,361
                                             --------------
             WASTE MANAGEMENT -- 0.5%
    132,500  Browning-Ferris Industries,
               Inc.........................       4,902,500
    215,900  Waste Management, Inc.........       5,937,250
                                             --------------
                                                 10,839,750
                                             --------------
             Total common stocks...........  $1,875,220,301
                                             --------------
                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 4.6%
             AEROSPACE & DEFENSE -- 0.9%
    292,600  Loral Space & Communications,
               Ltd.........................  $   17,885,175
                                             --------------
             COMMUNICATIONS EQUIPMENT --
             0.5%
     95,500  Worldcom, Inc. - Depository
               Shares......................      10,027,500
                                             --------------
             ENERGY & SERVICES -- 1.1%
    601,900  Sun Company, Inc..............      21,593,163
                                             --------------
             INDUSTRIAL MATERIALS -- 0.8%
    290,700  Unocal Capital Trust..........      16,170,188
                                             --------------
             MEDIA & SERVICES -- 1.1%
    336,600  American Radio Systems
               Corporation **..............      21,584,475
                                             --------------
             SOFTWARE & SERVICES -- 0.2%
     49,500  Miscrosoft Corporation........       4,448,812
                                             --------------
             Total convertible preferred
               stocks......................  $   91,709,313
                                             --------------
                                             --------------
WARRANTS -- 0.0%
    *18,794  Security Capital Group........  $       98,668
                                             --------------
                                             --------------
 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
SHORT-TERM SECURITIES -- 1.5%

             REPURCHASE AGREEMENT -- 1.5%
$29,836,000  Interest in $1,102,287,000
               joint repurchase agreement
               with State Street Bank dated
               12/31/97 at 6.6119%, to be
               repurchased at $29,846,810
               on 01/02/98; (Collateralized
               by $629,353,000 U.S.
               Treasury Notes 5.625% -
               7.50% due 03/31/98 -
               02/15/05, $204,399,000 U.S.
               Treasury Bills 0.00% due
               05/21/98 - 06/04/98,
               $159,248,000 U.S. Treasury
               Bonds 8.50% - 11.25% due
               08/15/01 - 02/15/20, and
               $109,287,000 U.S. Treasury
               Strips (principal) 0.00% due
               02/15/09)...................  $   29,836,000
                                             --------------
                                             --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,514,080,865)....   94.0 %  $1,875,220,301
Total convertible preferred stocks
  (cost $80,569,899).........................    4.6        91,709,313
Total warrants (cost $0).....................    0.0            98,668
Total short-term securities (cost
  $29,836,000)...............................    1.5        29,836,000
                                               ------   --------------
Total investment in securities (total cost
  $1,624,486,764)............................  100.1     1,996,864,282
Cash, receivables and other assets...........    0.4         8,136,837
Payable for investment purchased.............   (0.5)      (10,329,853)
Payable for Fund shares redeemed.............   (0.0)          (15,260)
Other liabilities............................   (0.0)           (2,784)
                                               ------   --------------
Net assets (applicable to $1.952328 per share
  based on 1,021,679,226 shares
  outstanding)...............................  100.0 %  $1,994,653,222
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  2,000,000,000 shares; outstanding 1,021,679,226
  shares.............................................   $  102,167,923
Capital surplus......................................    1,439,484,026
Accumulated undistributed net investment income......        3,949,537
Accumulated undistributed net realized gain on
  investments........................................       76,674,218
Unrealized appreciation of investments...............      372,377,518
                                                        --------------
Net assets, applicable to shares outstanding.........   $1,994,653,222
                                                        --------------
                                                        --------------

 * Non-income producing during period.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of these securities amounted to $21,584,475 or 1.1% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                           MARKET
   SHARES                                                   VALUE
------------                                            -------------
COMMON STOCKS -- 49.9%
              ARGENTINA -- 0.5%
      15,600  Telefonica de Argentina SA ADR..........  $     581,100
      69,000  Banco Galicia y Buenos Aires............        441,681
                                                        -------------
                                                            1,022,781
                                                        -------------
              AUSTRALIA -- 1.3%
      63,750  Amcor Ltd...............................        280,377
      94,000  Australia & New Zealand Banking Group
                Ltd...................................        621,047
      72,433  Boral Ltd...............................        183,116
      56,933  Broken Hill Proprietary Co. Ltd.........        528,614
     329,367  Goodman Fielder Ltd.....................        523,635
     *38,407  ICI Australia Ltd. ***..................        269,016
      48,000  News Corporation Ltd....................        264,901
                                                        -------------
                                                            2,670,706
                                                        -------------
              AUSTRIA -- 0.4%
       5,790  OMV AG..................................        800,935
                                                        -------------
              BRAZIL -- 1.3%
      13,600  Aracruz Cellulose S.A. ADR..............        195,500
   6,111,500  Cia Energetica de Brazilia..............        265,539
    *179,700  Cia Riograndese Mineracao...............        221,401
       6,875  Electrobas On ADR.......................        170,948
   2,251,000  Petroleo Brasileiro.....................        526,434
       1,730  Telebras SA.............................        201,437
     993,000  Tele de Sao Paulo SA ADR................        264,253
   7,406,000  Telecomunicacoes Brasileiras SA.........        753,195
                                                        -------------
                                                            2,598,707
                                                        -------------
              CANADA -- 1.7%
      19,500  Alcan Aluminum Ltd......................        536,890
      22,500  Canadian Imperial Bank of Commerce......        701,249
       9,600  Canadian National Railway Co............        453,600
      46,900  Canadian Pacific Ltd....................      1,278,025
      25,300  Canwest Global Communications Corp.
                Class A (non-voting)..................        455,400
                                                        -------------
                                                            3,425,164
                                                        -------------
              CHILE -- 0.1%
      12,200  Embotelladora Andina ADR Class B........        237,138
                                                        -------------
              CHINA -- 0.1%
     *12,200  China Southern Airlines ADR.............        160,888
                                                        -------------
              DENMARK -- 1.1%
      30,600  UniDanmark AS A Shares (Reg.)...........      2,247,894
                                                        -------------
              FINLAND -- 0.9%
      40,000  Kesko...................................        633,185
      59,000  Metsa-Serla OYJ Class B Shares..........        460,473
       6,700  Nokia OYJ Class A Shares................        476,156
      18,000  Rauma OYJ...............................        280,967
                                                        -------------
                                                            1,850,781
                                                        -------------
              FRANCE -- 5.2%
       4,800  Assurance Generale ***..................        254,447
      17,490  Assurance Generale de France............        927,142
      23,650  Banque Nationale de Paris ***...........      1,257,614
       5,420  Compagnie de Saint Gobain...............        770,314
       8,960  Credit Commerciale de France............        614,376
      21,660  Havas SA................................      1,559,009
       5,620  Peugeot Citroen SA......................        709,056
      42,831  Rhone-Poulenc SA Class A................      1,919,465

   SHARES                                                  MARKET
------------                                                VALUE
                                                        -------------
              FRANCE -- (CONTINUED)
       6,777  Societe Generale........................  $     923,748
      10,470  Societe Nationale Elf Aquitaine.........      1,218,279
       5,989  Total SA Class B Shares.................        652,075
                                                        -------------
                                                           10,805,525
                                                        -------------
              GERMANY -- 3.5%
      57,200  Bayer AG................................      2,123,475
      16,500  Degussa AG..............................        816,721
      15,100  Deutsche Lufthansa AG (Reg).............        283,853
       3,015  Karstadt AG.............................      1,042,984
       3,400  M.A.N. AG...............................        982,346
       2,690  Mannesmann AG...........................      1,350,952
     *34,100  Metallgesellschaft AG...................        623,951
                                                        -------------
                                                            7,224,282
                                                        -------------
              HONG KONG -- 0.8%
     127,000  Hutchison Whampoa Ltd...................        796,591
      79,000  Hysan Development Co. Ltd...............        157,525
      94,000  New World Development Co., Ltd..........        325,131
      39,000  Sun Hung Kai Properties Ltd.............        271,803
   1,268,000  Tingyi (Cayman Islands) Holding Corp....        165,286
                                                        -------------
                                                            1,716,336
                                                        -------------
              INDIA -- 0.1%
       4,300  Ranbaxy Laboratories Ltd. GDR...........        110,187
       8,600  State Bank of India GDR***..............        149,425
                                                        -------------
                                                              259,612
                                                        -------------
              INDONESIA -- 0.1%
     478,000  PT Kalbe Farma (Foreign Registered).....         84,816
       8,600  State Bank of India GDR***..............        149,425
                                                        -------------
                                                              234,241
                                                        -------------
              IRELAND -- 0.6%
     440,084  Smurfit (Jefferson) Group...............      1,223,754
                                                        -------------
              ITALY -- 1.6%
      41,900  Arnoldo Mondadori Editore S.p.A.........        329,418
     109,900  Instituto Banco San Paolo Tori..........      1,050,517
     313,944  Telecom Italia S.p.A....................      2,006,550
                                                        -------------
                                                            3,386,485
                                                        -------------
              JAPAN -- 9.0%
   1,000,000  Aisin Seiki Co. Ltd.....................      1,038,293
      65,000  Bank of Tokyo-Mitsubishi Ltd............        899,855
      69,000  Daiwa Securities Co. Ltd................        238,807
      78,000  Eisai Co. Ltd...........................      1,193,806
      36,000  Exedy Corporation.......................        273,833
      37,000  Fuji Machine Manufacturing Co...........        896,393
      33,000  Fujisawa Pharmaceutical Co. Ltd.........        289,338
      12,000  Fukuda Denshi...........................        122,749
      58,000  Hitachi Ltd.............................        414,856
     139,000  JGC Corp................................        293,991
      24,000  Mabuchi Motor Co. Ltd...................      1,223,801
      43,000  Maruichi Steel Tube Ltd.................        525,838
      20,600  Matsumotokiyoshi........................        792,179
      88,000  Matsushita Electric Industrial Co.......      1,292,713
    *363,000  Mazda Motor Corporation.................        865,475
       5,800  Meiwa Estate Co. Ltd....................         43,671
      22,000  Murata Manufacturing Co., Ltd...........        554,987
      60,500  NGK Spark Plug Co., Ltd.................        344,329
      32,000  Namco Ltd...............................        932,771

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

   SHARES                                                  MARKET
------------                                                VALUE
                                                        -------------
COMMON STOCKS -- (CONTINUED)
              JAPAN -- (CONTINUED)
      20,000  Nomura Securities.......................  $     267,648
     125,000  Okumura.................................        298,029
       5,900  Otsuka Kago, Ltd........................        213,273
       2,000  Rohm Company Ltd........................        204,582
     191,000  Sakura Bank Ltd.........................        547,934
      33,000  Sanwa Bank Ltd..........................        335,023
         500  Sawako Corporation......................          3,307
      18,700  Shimachu................................        294,837
      10,000  Sony Corporation........................        892,162
      42,300  Sony Music Entertainment (Japan),
                Inc...................................      1,561,593
      19,000  Square Co. Ltd..........................        528,991
     173,000  Sumitomo Rubber Industries Ltd..........        733,135
      48,000  Toyo Ink Manufacturing Co. Ltd..........         84,909
      82,000  Yamato Kogyo Co. Ltd....................        495,074
                                                        -------------
                                                           18,698,182
                                                        -------------
              MALAYSIA -- 0.0%
     106,000  Renong Berhad...........................         49,019
      32,750  Sime Darby Berhad.......................         31,468
                                                        -------------
                                                               80,487
                                                        -------------
              MEXICO -- 0.9%
      23,400  Grupo Televisa SA.......................        455,234
     222,000  Kimberly-Clark de Mexico SA de CV Class
                A.....................................      1,051,507
       7,600  Panamerican Beverages Inc. Class A......        247,950
                                                        -------------
                                                            1,754,691
                                                        -------------
              NETHERLANDS -- 1.9%
       4,960  AKZO Nobel NV...........................        855,364
      39,691  ING Groep NV............................      1,672,043
      20,233  Polygram NV.............................        968,121
       6,400  Unilever NV CVA.........................        394,628
                                                        -------------
                                                            3,890,156
                                                        -------------
              NEW ZEALAND -- 0.4%
      93,600  Air New Zealand Ltd. Class B............        187,505
     159,016  Brierley Investments Ltd................        113,570
     132,000  Carter Holt Harvey Ltd..................        203,879
       9,600  Telecom Corp. New Zealand ADR...........        372,001
                                                        -------------
                                                              876,955
                                                        -------------
              NORWAY -- 0.7%
      89,200  Saga Petroleum AS Class A Shares........      1,536,639
                                                        -------------
              PHILIPPINES -- 0.2%
      99,000  Manila Electric Co. Class B.............        332,492
      25,200  Metropolitan Bank & Trust...............        172,110
                                                        -------------
                                                              504,602
                                                        -------------
              SINGAPORE -- 0.6%
      70,250  Keppel Corp. Ltd........................        201,794
      60,000  Keppel Fels Ltd.........................        167,365
      55,000  Keppel Land Ltd.........................         75,730
     180,000  Overseas Union Bank (Foreign Reg).......        689,046
                                                        -------------
                                                            1,133,935
                                                        -------------
              SPAIN -- 1.3%
      16,425  Banco Popular Espanol...................      1,147,694
      63,400  Endesa S.A..............................      1,125,195
       5,500  Telefonica de Espana SA.................        500,844
                                                        -------------
                                                            2,773,733
                                                        -------------
   SHARES                                                  MARKET
------------                                                VALUE
                                                        -------------
              SWEDEN -- 2.2%
     420,000  Nordbanken Holding AB...................  $   2,376,751
      51,400  Pharmacia & Upjohn DR...................      1,891,620
      17,420  Sparbanken Sverige AB-A Shares..........        396,290
                                                        -------------
                                                            4,664,661
                                                        -------------
              SWITZERLAND -- 2.8%
       4,080  Ciba Specialty Chemicals................        486,730
       2,050  Holderbank Financial Glarus B...........      1,675,361
       1,015  Nestle SA (Reg).........................      1,523,316
         215  Roche Holdings AG Genusss...............      2,138,132
                                                        -------------
                                                            5,823,539
                                                        -------------
              THAILAND -- 0.1%
     152,217  Land & House Co. Ltd. (Foreign Reg).....         30,349
       7,324  Siam City Cement Co. (Foreign Reg)......          7,606
       1,567  Siam Commercial Bank (Foreign Reg)......          1,790
      55,900  Thai Farmers Bank (Foreign Reg).........        101,587
                                                        -------------
                                                              141,332
                                                        -------------
              UNITED KINGDOM -- 10.5%
      42,467  Allied Irish Banks PLC..................        410,517
     146,900  Associated British Foods PLC............      1,259,307
      76,600  Bank of Scotland........................        694,468
      82,700  Bass PLC................................      1,273,660
    *222,100  Billiton PLC............................        567,352
      88,550  BOC Group PLC...........................      1,466,475
     107,900  British Petroleum Co. PLC...............      1,421,199
     214,000  BTR PLC.................................        656,697
      71,700  Burmah Castrol PLC......................      1,247,000
     146,000  Carlton Communications PLC..............      1,124,271
     263,069  Cookson Group PLC.......................        846,230
     134,000  Diageo PLC..............................      1,231,403
      51,300  HSBC Holdings PLC.......................      1,326,068
      94,000  Johnson Matthey PLC.....................        837,526
      84,697  PowerGen PLC............................      1,107,917
     144,000  Rank Group PLC..........................        826,321
      83,620  Reckitt & Colman PLC....................      1,314,659
      84,469  Royal & Sun Alliance Insurance Group....        847,807
      98,200  Royal Bank of Scotland Group............      1,257,081
      60,900  Zeneca Group PLC........................      2,144,387
                                                        -------------
                                                           21,860,345
                                                        -------------
              Total common stocks.....................  $ 103,455,061
                                                        -------------
                                                        -------------
PREFERRED STOCKS -- 1.1%
              FINLAND -- 0.3%
       9,700  Nokia Corp.-Sponsored ADS...............  $     679,000
                                                        -------------
              GERMANY -- 0.8%
       8,860  Hornbach Holding AG.....................        611,020
     *21,320  Prosieben Media AG......................        978,230
                                                        -------------
                                                            1,589,250
                                                        -------------
              Total preferred stocks..................  $   2,268,250
                                                        -------------
                                                        -------------
  NOMINAL
   AMOUNT
------------
OPTIONS -- 0.0%
$  1,110,000  Brazilian Real Foreign Currency.........  $       2,220
                                                        -------------
                                                        -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

 PRINCIPAL                                                 MARKET
   AMOUNT                                                   VALUE
------------                                            -------------
CORPORATE BONDS -- 0.7%
              FOOD, BEVERAGE & TOBACCO -- 0.7%
              Sara Lee Corp.
$  1,400,000    4.75% due 10/22/98....................  $   1,388,666
                                                        -------------
                                                        -------------
FOREIGN CORPORATE BONDS -- 0.5%
              FRANCE -- 0.1%
              Electricite de France
  32,000,000    4.75% due 12/05/01....................        279,339
                                                        -------------
              GERMANY -- 0.4%
              Deutsche Hypobank Frankfurt
   1,500,000    4.50% due 08/23/02....................        819,308
                                                        -------------
              Total foreign corporate bonds...........  $   1,098,647
                                                        -------------
                                                        -------------
FOREIGN GOVERNMENT BONDS -- 27.2%
              AUSTRALIA -- 2.3%
              Australia Commonwealth
   6,250,000    9.00% due 09/15/04....................      4,767,348
                                                        -------------
              AUSTRIA -- 0.2%
              Austria Republic
  50,000,000    6.25% due 10/16/03....................        485,979
                                                        -------------
              CANADA -- 1.5%
              Canada Government
     250,000    8.00% due 09/01/27....................        223,896
   3,530,000    7.00% due 12/01/06....................      2,704,349
              Provence de Quebec
   1,660,000    6.88% due 04/22/04....................        298,702
                                                        -------------
                                                            3,226,947
                                                        -------------
              DENMARK -- 1.2%
              Denmark Kingdom
  12,000,000    9.00% due 11/15/00....................      1,944,091
   3,000,000    7.00% due 12/15/04....................        477,567
                                                        -------------
                                                            2,421,658
                                                        -------------
              FRANCE -- 1.0%
              France O.A.T.
   1,600,000    8.50% due 04/25/03....................        310,273
  10,000,000    6.00% due 10/25/25....................      1,683,882
                                                        -------------
                                                            1,994,155
                                                        -------------
              GERMANY -- 7.6%
              Deutschland Republic
   2,750,000    6.88% due 05/12/05....................      1,687,126
   3,430,000    6.25% due 01/04/24....................      2,004,346
              German Federal Unity
   5,200,000    7.25% due 10/21/02....................      3,189,623
              Treuhandanstalt
  14,300,000    7.38% due 12/02/02....................      8,823,159
                                                        -------------
                                                           15,704,254
                                                        -------------
              ICELAND -- 0.3%
              Iceland Republic
     381,000    8.75% due 05/12/03....................        673,132
                                                        -------------
              ITALY -- 4.2%
              Italy BTPS
10,900,000,000   6.25% due 03/01/02....................     6,436,439
              Italy Republic
 240,000,000    5.00% due 12/15/04....................      2,235,791
                                                        -------------
                                                            8,672,230
                                                        -------------

 PRINCIPAL                                                 MARKET
   AMOUNT                                                   VALUE
------------                                            -------------
              JAPAN -- 0.6%
              Japan Government #17
 110,000,000    6.60% due 09/20/11....................  $   1,279,600
                                                        -------------
              NETHERLANDS -- 0.2%
              Netherlands Government
     705,000    7.00% due 06/15/05....................        385,151
                                                        -------------
              PORTUGAL -- 0.4%
              Portugal Republic
  90,000,000    4.50% due 03/15/02....................        782,433
                                                        -------------
              SPAIN -- 1.2%
              Spanish Government
 395,000,000    5.25% due 01/31/03....................      2,595,611
                                                        -------------
              SWEDEN -- 3.1%
              Sweden Kingdom
  35,000,000    10.25% due 05/05/00...................      4,872,692
  10,000,000    9.00% due 04/20/09....................      1,560,087
                                                        -------------
                                                            6,432,779
                                                        -------------
              UNITED KINGDOM -- 3.4%
              FFRESH MB 1-A2 ***
     590,272    11.13% due 10/05/58...................      1,319,590
              United Kingdom Treasury Gilt
   1,370,000    8.75% due 08/25/17....................      2,871,994
     900,000    7.75% due 09/08/06....................      1,613,214
     750,000    6.75% due 11/26/04....................      1,256,805
                                                        -------------
                                                            7,061,603
                                                        -------------
              Total foreign government bonds..........  $  56,482,880
                                                        -------------
                                                        -------------
U.S. TREASURIES & FEDERAL AGENCIES -- 0.9%
              U.S. TREASURY NOTE -- 0.6%
$  1,300,000    5.875% due 07/31/99...................  $   1,303,657
              AGENCIES -- 0.3%
              FNMA-Global Medium-Term Note
     820,000    6.50% due 07/10/02....................        547,028
                                                        -------------
              Total U.S. treasuries & federal
                agencies..............................  $   1,850,685
                                                        -------------
                                                        -------------
SHORT-TERM SECURITIES -- 18.2%
              U.S. TREASURY BILL -- 0.1%
     200,000    5.15% due 02/12/98....................  $     198,799
                                                        -------------
              CERTIFICATE OF DEPOSIT -- 0.3%
              Bank of Nova Scotia (NY)
     700,000    5.89% due 09/16/98....................        699,709
                                                        -------------
              COMMERCIAL PAPER -- 4.3%
              Associates Corporation of North America
   1,500,000    5.58% due 02/24/28....................      1,487,445
              Beneficial Corp.
   1,500,000    5.58% due 02/24/98....................      1,487,445
              General Electric Capital Corp.
   1,500,000    5.67% due 03/16/98....................      1,482,517
              General Motors Acceptance Corp.
   1,500,000    5.74% due 03/20/98....................      1,481,345
              New Center Asset Trust
   1,500,000    5.78% due 03/16/98....................      1,482,178
              Nationsbank N.A.
   1,500,000    5.67% due 03/20/98....................      1,481,572
                                                        -------------
                                                            8,902,502
                                                        -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                 MARKET
   AMOUNT                                                   VALUE
------------                                            -------------
SHORT-TERM SECURITIES -- (CONTINUED)
              NON-CONVERTIBLE CORPORATE NOTE -- 0.4%
              Westpac Capital Corp.
$    750,000    6.00% due 12/11/98....................  $     750,000
                                                        -------------
              REPURCHASE AGREEMENT -- 13.1%
  27,281,000  Interest in $1,102,287,000 joint
                repurchase agreement with State Street
                Bank dated 12/31/97 at 6.6119%, to be
                repurchased at $27,291,021 on
                01/02/98; (Collateralized by
                $629,353,000 U.S. Treasury Notes
                5.625% - 7.50% due 03/31/98 -
                02/15/05, $204,399,000 U.S. Treasury
                Bills 0.00% due 05/21/98 - 06/04/98,
                $159,248,000 U.S. Treasury Bonds 8.50%
                - 11.25% due 08/15/01 - 02/15/20 and
                $109,287,000 U.S. Treasury Strips
                (principal) 0.00% due 02/15/09).......     27,281,000
                                                        -------------
              Total short-term securities.............  $  37,832,010
                                                        -------------
                                                        -------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $103,557,606)......  49.9  %  $  103,455,061
Total preferred stocks (cost $2,040,322).....      1.1       2,268,250
Total options (cost $6,549)..................      0.0           2,220
Total corporate bonds (cost $1,387,144)......      0.7       1,388,666
Total foreign corporate bonds (cost
  $1,144,883)................................      0.5       1,098,647
Total foreign government bonds (cost
  $57,146,596)...............................     27.2      56,482,880
Total U.S. treasuries & federal agencies
  (cost $1,914,605)..........................      0.9       1,850,685
Total short-term securities (cost
  $37,832,010)...............................     18.2      37,832,010
                                               ------   --------------
Total investment in securities (total cost
  $205,029,715)..............................     98.5     204,378,419
Cash, receivables and other assets...........      4.5       9,298,180
Payable for securities purchased.............     (2.7)     (5,575,235)
Payable for Fund shares redeemed.............     (0.0)         (2,481)
Other liabilities............................     (0.30)       (517,359)
                                               ------   --------------
Net assets (applicable to $1.174791 per share
  based on 176,696,582 shares outstanding)...    100.0% $  207,581,524
                                               ------   --------------
                                               ------   --------------


                                                            MARKET
                                                            VALUE
                                                        --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 176,696,582
  shares.............................................   $   17,669,658
Capital surplus......................................      185,262,135
Accumulated undistributed net investment income......          547,755
Accumulated undistributed net realized gain on
  investments........................................        2,496,765
Unrealized depreciation of investments...............         (651,296)
Unrealized appreciation of futures contracts**.......          243,955
Unrealized appreciation of forward foreign currency
  contracts (Note 2).................................        1,940,087
Unrealized appreciation of other assets and
  liabilities in foreign currencies..................           72,465
                                                        --------------
Net assets, applicable to shares outstanding.........   $  207,581,524
                                                        --------------
                                                        --------------

  * Non-income producing during period.

 ** The Fund had 4 March TSE 35 Index futures contracts, 9 March MATIF CAC Index futures contracts, 17 March ALL ORDS Index futures, 16 March LIF FTSE 100 Index futures contracts, 25 January IBEX futures contracts, 37 January OMX Stock Index futures contracts, 7 March MIB 30 Index futures contracts, 6 March DTB DAX Index futures contracts, 5 March TSE 10 year JGB Index futures contracts, 28 March LIF DM BUND Index futures contracts, 34 March DTB MED BUND Index futures contracts, and 14 March TSE TOPIX Index futures contracts open as of December 31, 1997. These contracts had a market value of $239,225 as of December 31, 1997.

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of these securities amounted to $1,930,502 or 0.9% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1997

                                                                       UNREALIZED
                                   TOTAL       AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     MARKET VALUE  FACE VALUE     DATE     (DEPRECIATION)
------------------------------  ------------  -----------  ---------  -------------
Australian Dollars (Buy)         $  702,003    $ 704,576    03/31/98   $    (2,573)
Australian Dollars (Sell)         2,069,572    2,120,775    01/30/98        51,203
Australian Dollars (Sell)         1,898,899    1,969,986    01/30/98        71,087
Australian Dollars (Sell)         1,317,829    1,403,031    01/30/98        85,202
British Pounds (Buy)                693,315      703,474    01/30/98       (10,159)
British Pounds (Buy)                163,307      166,068    01/30/98        (2,761)
British Pounds (Buy)              3,828,018    3,930,710    01/30/98      (102,692)
British Pounds (Buy)                177,436      176,040    01/30/98         1,396
British Pounds (Buy)                253,011      254,100    01/30/98        (1,089)
British Pounds (Buy)              3,438,442    3,458,763    03/20/98       (20,321)
British Pounds (Sell)             2,527,693    2,587,916    01/23/98        60,223
British Pounds (Sell)            10,802,241   10,967,758    01/30/98       165,517
British Pounds (Sell)             1,021,900    1,032,862    01/30/98        10,962
British Pounds (Sell)               436,197      447,368    01/30/98        11,171

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

                                                                       UNREALIZED
                                   TOTAL       AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     MARKET VALUE  FACE VALUE     DATE     (DEPRECIATION)
------------------------------  ------------  -----------  ---------  -------------
British Pounds (Sell)            $  184,665    $ 188,776    01/30/98   $     4,111
Canadian Dollars (Buy)            2,022,393    2,038,297    02/02/98       (15,904)
Canadian Dollars (Buy)              505,675      510,070    03/19/98        (4,395)
Canadian Dollars (Sell)             210,622      212,496    01/30/98         1,874
Canadian Dollars (Sell)           2,690,505    2,709,655    01/30/98        19,150
Danish Kroner (Sell)              1,941,342    2,020,113    01/30/98        78,771
Danish Kroner (Sell)                469,618      488,146    01/30/98        18,528
French Francs (Buy)                 889,597      894,746    03/31/98        (5,149)
French Francs (Sell)              2,248,972    2,323,316    01/30/98        74,344
French Francs (Sell)                 12,037       12,392    01/30/98           355
German Deutschemarks (Buy)        1,875,126    1,908,269    03/19/98       (33,143)
German Deutschemarks (Buy)        6,611,430    6,639,648    09/11/98       (28,218)
German Deutschemarks (Buy)          898,357      909,339    01/30/98       (10,982)
German Deutschemarks (Buy)          277,872      279,004    09/11/98        (1,132)
German Deutschemarks (Sell)         695,759      725,007    01/20/98        29,248
German Deutschemarks (Sell)       1,397,083    1,455,224    01/20/98        58,141
German Deutschemarks (Sell)         723,586      738,322    01/20/98        14,736
German Deutschemarks (Sell)         723,589      734,837    01/20/98        11,248
German Deutschemarks (Sell)         246,728      257,120    01/30/98        10,392
German Deutschemarks (Sell)      10,447,786   10,848,808    01/30/98       401,022
German Deutschemarks (Sell)         835,422      869,061    01/30/98        33,639
German Deutschemarks (Sell)         980,228    1,015,873    01/30/98        35,645
German Deutschemarks (Sell)       3,341,688    3,462,204    01/30/98       120,516
German Deutschemarks (Sell)       1,615,149    1,653,694    01/30/98        38,545
German Deutschemarks (Sell)       1,615,149    1,659,371    01/30/98        44,222
German Deutschemarks (Sell)         813,144      828,604    01/30/98        15,460
German Deutschemarks (Sell)          47,341       48,137    01/30/98           796
German Deutschemarks (Sell)       1,113,896    1,127,078    01/30/98        13,182
German Deutschemarks (Sell)         580,897      582,682    01/30/98         1,785
German Deutschemarks (Sell)         510,499      516,937    03/19/98         6,438
Italian Lira (Buy)                  943,960      959,469    03/20/98       (15,509)
Italian Lira (Sell)                 523,430      544,224    01/30/98        20,794
Italian Lira (Sell)               5,823,809    6,028,429    01/30/98       204,620
Japanese Yen (Buy)                   16,893       17,146    01/30/98          (253)
Japanese Yen (Sell)               1,553,559    1,702,171    01/30/98       148,612
Japanese Yen (Sell)               2,242,187    2,272,374    01/30/98        30,187
Netherlands Guilders (Sell)         380,166      396,392    01/30/98        16,226
Spanish Pesetas (Buy)             1,168,844    1,187,950    01/16/98       (19,106)
Spanish Pesetas (Sell)            2,559,262    2,658,051    01/30/98        98,789
Swedish Krona (Buy)               1,128,910    1,151,582    01/23/98       (22,672)
Swedish Krona (Buy)               1,612,273    1,651,484    01/30/98       (39,211)
Swedish Krona (Buy)               1,110,394    1,125,742    01/30/98       (15,348)
Swedish Krona (Buy)               1,606,404    1,657,160    01/30/98       (50,756)
Swedish Krona (Sell)              6,417,903    6,712,566    01/30/98       294,663
Swiss Francs (Sell)               6,702,045    6,739,468    09/11/98        37,423
Swiss Francs (Sell)                 281,759      282,996    09/11/98         1,237
                                                                      -------------
                                                                       $ 1,940,087
                                                                      -------------
                                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                          MARKET
  SHARES                                                   VALUE
-----------                                            -------------
COMMON STOCKS -- 96.7%
             AEROSPACE & DEFENSE -- 5.5%
   *210,700  Howmet International, Inc...............  $  3,147,331
   *150,000  Oregon Mattallurgical Corporation.......     5,006,250
     56,500  Precision Castparts Corporation.........     3,407,656
                                                       -------------
                                                         11,561,237
                                                       -------------
             BUSINESS SERVICES -- 2.2%
   *238,750  U.S. Office Products Company............     4,685,469
                                                       -------------
             COMMUNICATION EQUIPMENT -- 9.0%
   *198,200  Corsair Communications, Inc.............     3,220,750
    237,000  ECI Telecommunications..................     6,043,500
   *322,100  EIS International, Inc..................     1,771,550
    *53,000  Excel Switching Corporation.............       947,375
    *50,600  Gilat Satellite Network.................     1,448,425
    *12,900  MMC Networks, Inc.......................       219,300
    *25,000  Natural MicroSystems Corporation........     1,162,500
    *95,000  RCN Corporation.........................     3,253,750
   *131,300  Transwitch Corp.........................       984,750
                                                       -------------
                                                         19,051,900
                                                       -------------
             COMPUTER & OFFICE
             EQUIPMENT -- 1.6%
    *23,700  Qlogic Corporation......................       699,150
     50,000  Symbol Technologies, Inc................     1,887,500
    *50,000  Western Digital Corporation.............       803,125
                                                       -------------
                                                          3,389,775
                                                       -------------
             CONSUMER SERVICES -- 0.9%
    *61,200  Cheesecake Factory, Inc. (The)..........     1,866,600
                                                       -------------
             ELECTRONIC -- 8.0%
   *200,000  Cypress Semiconductor Corporation.......     1,700,000
    *78,700  Electronic Imaging, Inc.................     1,308,388
    *67,800  International Manufacturing Services,
               Inc...................................       491,550
    *81,500  Lattice Semiconductor Corporation.......     3,861,063
    *75,000  PMC-Sierra, Inc.........................     2,325,000
     38,000  Phillips N.V. ADR.......................     2,299,000
    *34,000  SCI Systems, Inc........................     1,481,125
   *155,000  Unitrode Corporation....................     3,332,500
                                                       -------------
                                                         16,798,626
                                                       -------------
             ENERGY & SERVICES -- 2.9%
     68,100  Coflexip ADR............................     3,779,550
     60,000  Pogo Producing Company..................     1,770,000
     23,700  Teekay Shipping Corporation.............       795,431
                                                       -------------
                                                          6,344,981
                                                       -------------
             FINANCIAL SERVICES -- 20.3%
    120,000  Ambac Financial Group, Inc..............     5,520,000
     52,400  Finova Group, Inc. (The)................     2,603,625
   *240,500  FIRSTPLUS Financial Group, Inc..........     9,229,188
    *64,900  ITLA Capital Corporation................     1,249,325
   *218,100  Imperial Credit Industries, Inc.........     4,471,050
    *34,400  Investment Technology Group, Inc........       963,200
     81,800  Jefferies Group Inc.....................     3,348,688
    100,000  Legg Mason, Inc.........................     5,593,750
   *241,300  Long Beach Financial Corporation........     2,805,113
     53,000  Long Island Bancorp, Inc................     2,630,125

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
             FINANCIAL SERVICES -- (CONTINUED)
      3,100  Pioneer Group, Inc. (The)...............  $     87,187
     53,350  Reinsurance Group of America, Inc.......     2,270,709
    117,390  Resource Bancshares Mortgage Group,
               Inc...................................     1,914,924
                                                       -------------
                                                         42,686,884
                                                       -------------
             FOOD, BEVERAGE & TOBACCO -- 2.7%
   *126,200  General Cigar Holdings Inc..............     2,689,638
    *24,400  II Fornaio (America) Corporation........       362,950
    *49,700  International Home Foods, Inc...........     1,391,600
    *27,100  Robert Mondavi Corporation (The)........     1,321,125
                                                       -------------
                                                          5,765,313
                                                       -------------
             HEALTH CARE -- 10.7%
    119,000  Allergan, Inc...........................     3,993,937
   *117,500  Heska Corporation.......................     1,454,063
     48,500  ICN Pharmaceuticals, Inc................     2,367,406
    *97,500  IDX Systems Corporation.................     3,607,500
    *45,000  LAM Research Corporation................     1,316,250
     89,100  Pharmacia & Upjohn, Inc.................     3,263,288
   *154,000  Phycor, Inc.............................     4,158,000
   *254,900  Roberts Pharmaceutical Corporation......     2,437,481
                                                       -------------
                                                         22,597,925
                                                       -------------
             INDUSTRIAL MATERIALS -- 2.8%
   *250,000  American Pad & Paper Company of
               Delaware, Inc.........................     2,406,250
   *117,000  Noble Drilling Corporation..............     3,583,125
                                                       -------------
                                                          5,989,375
                                                       -------------
             MANUFACTURING -- 3.8%
    *94,000  Chicago Miniature Lamp, Inc.............     3,172,500
    *90,000  Covance, Inc............................     1,788,750
   *280,000  Miller Industries, Inc..................     3,010,000
                                                       -------------
                                                          7,971,250
                                                       -------------
             MEDIA & SERVICES -- 1.7%
    *83,100  ADC Telecommucations, Inc...............     3,469,425
                                                       -------------
             RETAIL -- 5.5%
    *55,000  CompUSA, Inc............................     1,705,000
   *125,000  Eagle Hardware & Garden, Inc............     2,421,875
   *193,400  Finish Line, Inc. (The) Class A.........     2,538,375
   *100,600  Gadzooks Inc............................     2,112,600
   *363,300  PETsMART, Inc...........................     2,633,925
                                                       -------------
                                                         11,411,775
                                                       -------------
             SOFTWARE & SERVICES -- 15.3%
    *51,300  Ceridian Corporation....................     2,350,181
    *81,000  Cognos Corporation......................     1,863,000
    *89,000  Electronic Arts, Inc....................     3,365,312
   *222,200  Endosonics Corporation..................     2,388,650
   *100,000  Geotel Communications Corporation.......     1,562,500
   *282,500  Learning Company, Inc. (The)............     4,537,656
   *120,000  Peerless Systems Corporation............     1,545,000
    *60,000  Safeguard Scientifics, Inc..............     1,882,500
   *142,800  Security Dynamics Technologies, Inc.....     5,105,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
COMMON STOCKS -- (CONTINUED)
             SOFTWARE & SERVICES -- (CONTINUED)
   *141,900  Simulation Sciences Inc.................  $  2,270,400
    *68,200  Splash Technology Holdings, Inc.........     1,534,500
    247,800  System Software Associates, Inc.........     2,168,250
   *116,400  Xylan Corporation.......................     1,760,550
                                                       -------------
                                                         32,333,599
                                                       -------------
             TRANSPORTATION -- 2.6%
     *5,400  Robinson (C.H.) Worldwide, Inc..........       120,825
    *50,100  Jevic Transporation, Inc................       807,863
   *129,000  M.S. Carriers, Inc......................     3,208,875
     60,200  Werner Enterprises Inc..................     1,234,100
                                                       -------------
                                                          5,371,663
                                                       -------------
             UTILITIES -- 1.2%
   *110,000  Calpine Corporation.....................     1,636,250
    *45,000  Tel-Save Holdings, Inc..................       894,375
                                                       -------------
                                                          2,530,625
                                                       -------------
             Total common stocks.....................  $203,826,422
                                                       -------------
                                                       -------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
             CONSUMER SERVICES
    *58,060  SGW Holdings Corporation**..............  $    509,993
                                                       -------------
                                                       -------------
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 1.5%
             REPURCHASE AGREEMENT -- 1.3%
$ 2,639,000  Interest in $1,102,287,000 joint
               repurchase agreement with State Street
               Bank dated 12/31/97 at 6.6119%, to be
               repurchased at $2,639,969 on 01/02/98;
               (Collateralized by $629,353,000 U.S.
               Treasury Notes 5.625% - 7.50% due
               03/31/98 - 02/15/05, $204,399,000 U.S.
               Treasury Bills 0.00% due 05/21/98 -
               06/04/98, $159,248,000 U.S. Treasury
               Bonds 8.50% - 11.25% due 08/15/01 -
               02/15/20 and $109,287,000 U.S.
               Treasury Strips (principal) 0.00% due
               02/15/09).............................  $  2,639,000
                                                       -------------
 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
SHORT-TERM SECURITIES -- (CONTINUED)

             U.S. TREASURY BILLS -- 0.2%
$   150,000    5.15% due 02/12/98....................  $    149,100
    165,000    5.84% due 05/28/98....................       161,284
     35,000    5.02% due 03/12/98....................        34,658
     85,000    4.97% due 01/08/98....................        84,918
     20,000    5.18% due 03/12/98....................        19,799
                                                       -------------
                                                            449,759
                                                       -------------
             Total short-term securities.............  $  3,088,759
                                                       -------------
                                                       -------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $202,243,931)......   96.7 %  $  203,826,422
Total convertible preferred stocks (cost
  $599,992)..................................    0.2           509,993
Total short-term securities (cost
  $3,088,759)................................    1.5         3,088,759
                                               ------   --------------
Total investment in securities
  (total cost $205,932,682)..................   98.4       207,425,174
Cash, receivables and other assets...........    3.6         7,491,786
Payable for securities purchased.............   (2.0)       (4,139,243)
Payable for Fund shares redeemed.............    0.0                 0
Other liabilities............................   (0.0)           (8,283)
                                               ------   --------------
Net assets (applicable to $1.202211 per share
  based on 175,318,154 shares outstanding)...  100.0 %  $  210,769,434
                                               ------   --------------
                                               ------   --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 175,318,154
  shares.............................................   $   17,531,815
Capital surplus......................................      188,890,755
Accumulated undistributed net investment income......               46
Accumulated undistributed net realized gain on
  investments........................................        2,854,326
Unrealized appreciation of investments...............        1,492,492
                                                        --------------
Net assets, applicable to shares outstanding.........   $  210,769,434
                                                        --------------
                                                        --------------

 * Non-income producing during period.
** Restricted security (See Note 2).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1997

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS -- 98.4%
            AEROSPACE & DEFENSE -- 1.9%
   *24,355  Loral Space & Communications Ltd........  $   522,110
                                                      ------------
            COMMUNICATION EQUIPMENT -- 2.4%
    *6,210  Ciena Corporation.......................      379,586
     7,435  General Cable Corporation...............      269,054
                                                      ------------
                                                          648,640
                                                      ------------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
    *8,670  Adaptec, Inc............................      321,874
   *16,950  EMC Corporation.........................      465,065
                                                      ------------
                                                          786,939
                                                      ------------
            CONSUMER NON-DURABLES -- 3.4%
   *15,695  Polo Ralph Lauren Corporation...........      381,585
     8,230  Sunbeam Corporation.....................      346,689
     5,265  UNIFI, Inc..............................      214,220
                                                      ------------
                                                          942,494
                                                      ------------
            CONSUMER SERVICES -- 7.0%
    *6,615  Avis Rent a Car, Inc....................      211,267
    12,830  Hertz Corporation (The).................      516,408
   *15,625  Host Marriott Corporation...............      306,641
   *25,685  Mirage Resorts, Incorporated............      584,334
    *8,205  Starbucks Corporation...................      314,867
                                                      ------------
                                                        1,933,517
                                                      ------------
            ELECTRONICS -- 6.4%
   *26,010  Analog Devices, Inc.....................      720,152
     4,165  Linear Technology Corporation...........      240,008
    *5,225  SCI Systems, Inc........................      227,614
    *7,530  Solectron Corporation...................      312,966
    *7,425  Xilinx, Inc.............................      260,339
                                                      ------------
                                                        1,761,079
                                                      ------------
            ENERGY & SERVICES -- 5.1%
     7,790  Baker Hughes, Inc.......................      339,839
     5,935  Coflexip ADR............................      329,393
     6,805  Transocean Offshore, Inc................      327,916
    *5,640  Western Atlas, Inc......................      417,360
                                                      ------------
                                                        1,414,508
                                                      ------------
            FINANCIAL SERVICES -- 20.5%
     3,700  Ace Ltd.................................      357,050
     4,365  BB&T Corporation........................      279,633
     8,600  City National Corporation...............      317,663
     5,765  Crestar Financial Corporation...........      328,605
    10,805  Equifax, Inc............................      382,902
     9,830  Finova Group, Inc. (The)................      488,428
     8,896  Legg Mason, Inc.........................      497,620
     5,100  MBIA, Inc...............................      340,744
     4,715  Mercantile Bancorporation, Inc..........      289,973
     6,475  Mercantile Bankshares Corporation.......      253,334
     7,360  Nationwide Financial Services, Inc......      265,880
     5,465  Northern Trust Corporation..............      381,184
     7,710  Old Kent Financial Corporation..........      305,509
     6,575  Peoples Heritage Financial Group,
              Inc...................................      302,450

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
            FINANCIAL SERVICES -- (CONTINUED)
     6,605  State Street Corporation................  $   384,328
     4,382  Summit Bancorp..........................      233,342
     4,065  T. Rowe Price Associates, Inc...........      255,586
                                                      ------------
                                                        5,664,231
                                                      ------------
            FOOD, BEVERAGE & TOBACCO -- 1.4%
    11,070  Coca-Cola Enterprises, Inc..............      393,676
                                                      ------------
            HEALTH CARE -- 13.5%
    *7,780  Bergen Brunswig Corporation Class A.....      327,733
    11,535  Biomet, Inc.............................      295,584
     2,200  Cardinal Health, Inc....................      165,275
   *19,210  Covance, Inc............................      381,799
    *7,055  Genzyme Corporation.....................      195,776
   *12,480  Health Management Associates, Inc.......      315,120
    *6,300  Human Genome Sciences, Inc..............      250,425
     9,140  Manor Care, Inc.........................      319,900
    17,565  Service Corporation International.......      648,807
    *8,600  Sunrise Assisted Living, Inc............      370,875
   *13,630  Tenet Healthcare Corporation............      451,494
                                                      ------------
                                                        3,722,788
                                                      ------------
            INDUSTRIAL MATERIALS -- 1.9%
     7,520  Morton International, Inc...............      258,500
     6,695  Santa Fe International Corporation......      272,403
                                                      ------------
                                                          530,903
                                                      ------------
            MANUFACTURING -- 6.4%
     6,245  Avery Dennison Corporation..............      279,464
     4,060  Danaher Corporation.....................      256,288
     7,310  Dover Corporation.......................      264,073
     8,475  Perkin-Elmer Corporation (The)..........      602,254
   *21,800  Unova, Inc..............................      358,337
                                                      ------------
                                                        1,760,416
                                                      ------------
            MEDIA & SERVICES -- 5.7%
    *4,440  Clear Channel Communications, Inc.......      352,702
     7,570  Omnicom Group, Inc......................      320,779
   *15,850  Outdoor Systems, Inc....................      608,244
     6,415  Stewart Enterprises, Inc................      299,099
                                                      ------------
                                                        1,580,824
                                                      ------------
            RETAIL -- 8.0%
    *8,585  Bed Bath & Beyond, Inc..................      330,522
   *11,620  Borders Group, Inc......................      363,851
     7,955  CVS Corporation.........................      509,617
    *8,600  Consolidated Stores Corp................      377,863
     6,038  Dollar General Corporation..............      218,878
   *14,800  Staples, Inc,...........................      410,700
                                                      ------------
                                                        2,211,431
                                                      ------------
            SOFTWARE & SERVICES -- 7.0%
    *2,510  America Online, Inc.....................      223,860
    *4,600  BMC Software, Inc.......................      301,875
    *6,655  Ceridian Corporation....................      304,882
    *4,835  Computer Sciences Corporation...........      403,722
    *6,800  DST Systems, Inc........................      290,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD MIDCAP FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 1997

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
   *10,080  PeopleSoft, Inc.........................  $   393,120
                                                      ------------
                                                        1,917,734
                                                      ------------
            TRANSPORTATION -- 2.6%
    14,213  Southwest Airlines Co...................      349,983
    17,500  Virgin Express Holdings ADR.............      363,125
                                                      ------------
                                                          713,108
                                                      ------------
            UTILITIES -- 2.3%
    *6,800  Teleport Communications.................      373,150
   *10,700  Winstar Communications..................      266,831
                                                      ------------
                                                          639,981
                                                      ------------
            Total common stocks.....................  $27,144,379
                                                      ------------
                                                      ------------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 4.2%
            REPURCHASE AGREEMENT
$1,157,000  Interest in $1,102,287,000 joint
              repurchase agreement with State Street
              Bank dated 12/31/97 at 6.6119%, to be
              repurchased at $1,157,425 on 01/02/98;
              (Collateralized by $629,353,000 U.S.
              Treasury Notes 5.625% - 7.50% due
              03/31/98 - 02/15/05, $204,399,000 U.S.
              Treasury Bills 0.00% due 05/21/98 -
              06/04/98, $159,248,000 U.S. Treasury
              Bonds 8.50% - 11.25% due 08/15/01 -
              02/15/20 and $109,287,000 U.S.
              Treasury Strips (principal) 0.00% due
              02/15/09).............................  $ 1,157,000
                                                      ------------
                                                      ------------

                                                             MARKET
                                                             VALUE
                                                        ----------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $25,630,668).......   98.4%   $     27,144,379
Total short-term securities (cost
  $1,157,000)................................    4.2           1,157,000
                                               ------   ----------------
Total investment in securities (total cost
  $26,787,668)...............................  102.6          28,301,379
Cash, receivables and other assets...........    0.5             155,579
Payable for securities purchased.............  (3.1)            (860,911)
Other liabilities............................  (0.0)              (7,140)
                                               ------   ----------------
Net assets (applicable to $1.137082 per share
  based on 24,262,893 shares outstanding)....  100.0%   $     27,588,907
                                               ------   ----------------
                                               ------   ----------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; authorized
  750,000,000 shares; outstanding 24,262,893
  shares.............................................   $      2,426,289
Capital surplus......................................
                                                              23,770,860
Accumulated undistributed net investment income......
                                                                     460
Accumulated net realized loss........................
                                                                (122,413)
Unrealized appreciation on investments...............
                                                               1,513,711
                                                        ----------------
Net assets, applicable to shares outstanding.........
                                                        $     27,588,907
                                                        ----------------
                                                        ----------------

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      [This page intentionally left blank]

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                              HARTFORD        HARTFORD          HVA          HARTFORD
                                BOND            STOCK       MONEY MARKET     ADVISERS
                             FUND, INC.      FUND, INC.      FUND, INC.     FUND, INC.
                           --------------   -------------   ------------  ---------------
INVESTMENT INCOME:
  Dividends..............    $    503,616   $  51,726,467   $   --         $   66,071,395
  Interest...............      31,692,547      10,169,153    32,491,172       153,978,415
  Less: foreign tax
    withheld.............        --              (594,046)      --               (803,117)
                           --------------   -------------   ------------  ---------------
    Total investment
      income.............      32,196,163      61,301,574    32,491,172       219,246,693
                           --------------   -------------   ------------  ---------------
EXPENSES:
  Investment advisory
    fees.................       1,422,689      10,265,666     1,436,068        31,252,771
  Administrative service
    fees.................         794,107       6,879,714     1,005,248        12,508,493
  Accounting services....          35,308         219,269        35,521           448,629
  Custodian fees.........           3,001          15,000         8,602            27,000
  Board of directors
    fees.................           2,240          19,404         3,167            35,277
  Other expenses.........          43,489         367,225        59,111           667,574
                           --------------   -------------   ------------  ---------------
    Total expenses
      (before waivers)...       2,300,834      17,766,278     2,547,717        44,939,744
                           --------------   -------------   ------------  ---------------
  Expense waivers........        --              --             --              --
                           --------------   -------------   ------------  ---------------
  Total expenses, net....        --              --             --              --
                           --------------   -------------   ------------  ---------------
  Net investment
    income...............      29,895,329      43,535,296    29,943,455       174,306,949
                           --------------   -------------   ------------  ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       7,057,575     173,881,786         6,689       297,338,380
  Net realized gain
    (loss) on futures
    contracts............        --              --             --              --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............        --              --             --              --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........           4,339         (20,512)      --                 (5,044)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      13,239,598     796,622,993       --          1,046,804,680
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....        --              --             --              --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...        --              --             --              --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...        --                (6,067)      --                (33,617)
  Net unrealized
    appreciation of
    option contracts.....        --              --             --              --
                           --------------   -------------   ------------  ---------------
  Net realized and
    unrealized gain
    (loss) on
    investments..........      20,301,512     970,478,200         6,689     1,344,104,399
                           --------------   -------------   ------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    $ 50,196,841   $1,014,013,496  $29,950,144    $1,518,411,348
                           --------------   -------------   ------------  ---------------
                           --------------   -------------   ------------  ---------------

* From inception, July 15, 1997, to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                             HARTFORD       HARTFORD                         HARTFORD            HARTFORD         HARTFORD
                             CAPITAL        MORTGAGE        HARTFORD       INTERNATIONAL       DIVIDEND AND     INTERNATIONAL
                           APPRECIATION    SECURITIES        INDEX         OPPORTUNITIES          GROWTH          ADVISERS
                            FUND, INC.     FUND, INC.      FUND, INC.       FUND, INC.          FUND, INC.       FUND, INC.
                           ------------   -------------   ------------  -------------------   ---------------   -------------
INVESTMENT INCOME:
  Dividends..............  $25,896,133     $    903,065   $ 15,046,574     $ 23,729,831       $ 39,042,988       $ 1,922,184
  Interest...............   19,829,802       21,735,565      2,000,340        4,113,742          2,140,833         4,733,992
  Less: foreign tax
    withheld.............     (935,663)        --              (81,856)      (3,060,107)           (87,934)         (264,774)
                           ------------   -------------   ------------  -------------------   ---------------   -------------
    Total investment
      income.............   44,790,272       22,638,630     16,965,058       24,783,466         41,095,887         6,391,402
                           ------------   -------------   ------------  -------------------   ---------------   -------------
EXPENSES:
  Investment advisory
    fees.................   18,471,888          802,900      1,771,465        5,565,620          6,910,062           926,609
  Administrative service
    fees.................    7,245,777          562,030      1,550,032        1,931,542          2,486,421           282,011
  Accounting services....      230,888           45,910         49,393           91,541             79,274            10,994
  Custodian fees.........       31,000           16,000         23,000          800,000              8,000           175,000
  Board of directors
    fees.................       20,433            1,585          4,371            5,446              7,015               796
  Other expenses.........      389,111           31,141         89,688          104,352            133,558            16,277
                           ------------   -------------   ------------  -------------------   ---------------   -------------
    Total expenses
      (before waivers)...   26,389,097        1,459,566      3,487,949        8,498,501          9,624,330         1,411,687
                           ------------   -------------   ------------  -------------------   ---------------   -------------
  Expense waivers........      --              --              --             --                   --                --
                           ------------   -------------   ------------  -------------------   ---------------   -------------
  Total expenses, net....      --              --              --             --                   --                --
                           ------------   -------------   ------------  -------------------   ---------------   -------------
  Net investment
    income...............   18,401,175       21,179,064     13,477,109       16,284,965         31,471,557         4,979,715
                           ------------   -------------   ------------  -------------------   ---------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........  284,764,663        1,812,474     22,712,225       19,027,094         76,546,072        (2,114,022)
  Net realized gain
    (loss) on futures
    contracts............   33,283,209           74,830      5,179,181       10,721,826            --              1,747,862
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............    7,579,815         --              --            (7,321,022)           --              3,863,728
  Net realized gain
    (loss) on foreign
    currency
    transactions.........     (614,954)        --              --               559,729            --                315,335
  Net unrealized
    appreciation
    (depreciation) of
    investments..........  447,082,711        4,637,056    194,615,758      (38,735,645)       265,339,837        (4,357,240)
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....      323,587         --              162,520         (284,135)           --                121,395
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...   (1,088,978)        --              --              (438,841)           --              1,916,305
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...      (60,142)        --              --              (307,104)           --                 83,251
  Net unrealized
    appreciation of
    option contracts.....      --                25,947        --             --                   --                --
                           ------------   -------------   ------------  -------------------   ---------------   -------------
  Net realized and
    unrealized gain
    (loss) on
    investments..........  771,269,911        6,550,307    222,669,684      (16,778,098)       341,885,909         1,576,614
                           ------------   -------------   ------------  -------------------   ---------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........  $789,671,086    $ 27,729,371   $236,146,793     $   (493,133)      $373,357,466       $ 6,556,329
                           ------------   -------------   ------------  -------------------   ---------------   -------------
                           ------------   -------------   ------------  -------------------   ---------------   -------------


                              HARTFORD        HARTFORD
                           SMALL COMPANY       MIDCAP
                             FUND, INC.      FUND, INC.*
                           --------------   -------------
INVESTMENT INCOME:
  Dividends..............     $  348,896    $     28,969
  Interest...............        627,959          21,620
  Less: foreign tax
    withheld.............         (1,567)            (26)
                           --------------   -------------
    Total investment
      income.............        975,288          50,563
                           --------------   -------------
EXPENSES:
  Investment advisory
    fees.................        657,507          28,186
  Administrative service
    fees.................        200,110           9,636
  Accounting services....          6,383             305
  Custodian fees.........         10,060           8,000
  Board of directors
    fees.................            565              27
  Other expenses.........         11,880           1,624
                           --------------   -------------
    Total expenses
      (before waivers)...        886,505          47,778
                           --------------   -------------
  Expense waivers........       --               (22,175)
                           --------------   -------------
  Total expenses, net....       --                25,603
                           --------------   -------------
  Net investment
    income...............         88,783          24,960
                           --------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     13,543,047        (122,413)
  Net realized gain
    (loss) on futures
    contracts............     (1,099,984)        --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --               --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........          7,063         --
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,186,607       1,513,711
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --               --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --               --
  Net unrealized
    appreciation of
    option contracts.....       --               --
                           --------------   -------------
  Net realized and
    unrealized gain
    (loss) on
    investments..........     13,636,733       1,391,298
                           --------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     $13,725,516   $  1,416,258
                           --------------   -------------
                           --------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               HARTFORD          HARTFORD             HVA           HARTFORD
                                 BOND              STOCK         MONEY MARKET       ADVISERS
                              FUND, INC.        FUND, INC.        FUND, INC.       FUND, INC.
                           ----------------   ---------------   ---------------  ---------------
OPERATIONS:
  Net investment
    income...............    $   29,895,329   $    43,535,296   $    29,943,455   $  174,306,949
  Net realized gain
    (loss) on
    investments..........         7,061,914       173,861,274             6,689      297,333,336
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        13,239,598       796,616,926         --           1,046,771,063
                           ----------------   ---------------   ---------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        50,196,841     1,014,013,496        29,950,144    1,518,411,348
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (28,506,187)      (42,197,246)      (29,943,455)    (170,527,116)
  From net realized gain
    on investments.......         --             (161,851,967)           (6,689)    (270,771,078)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............       150,801,506     1,228,638,401     2,014,842,442    1,017,109,674
  Reinvested
    distributions........        28,506,187       204,049,153        29,947,294      441,298,194
  Cost of shares
    repurchased..........       (50,676,350)     (523,538,867)   (1,974,895,094)    (131,138,289)
                           ----------------   ---------------   ---------------  ---------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......       128,631,343       909,148,687        69,894,642    1,327,269,579
                           ----------------   ---------------   ---------------  ---------------
    Total increase in net
      assets.............       150,321,997     1,719,112,970        69,894,642    2,404,382,733
NET ASSETS:
  Beginning of year......       402,547,800     2,994,208,591       542,585,576    5,879,529,168
                           ----------------   ---------------   ---------------  ---------------
  End of year............    $  552,869,797   $ 4,713,321,561   $   612,480,218   $8,283,911,901
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       145,350,512       261,136,064     2,014,842,442      427,999,289
  Reinvested
    distributions........        27,684,476        47,265,691        29,947,294      195,721,711
  Shares repurchased.....       (49,276,444)     (111,192,689)   (1,974,895,094)     (55,281,602)
                           ----------------   ---------------   ---------------  ---------------
  Net increase (decrease)
    in capital shares
    outstanding..........       123,758,544       197,209,066        69,894,642      568,439,398
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------

* From inception, July 15, 1997, to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD         HARTFORD                        HARTFORD                                HARTFORD
                               CAPITAL         MORTGAGE        HARTFORD      INTERNATIONAL         HARTFORD          INTERNATIONAL
                            APPRECIATION      SECURITIES         INDEX       OPPORTUNITIES    DIVIDEND AND GROWTH      ADVISERS
                             FUND, INC.       FUND, INC.      FUND, INC.      FUND, INC.          FUND, INC.          FUND, INC.
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
OPERATIONS:
  Net investment
    income...............  $    18,401,175   $  21,179,064   $  13,477,109   $  16,284,965      $   31,471,557       $  4,979,715
  Net realized gain
    (loss) on
    investments..........      325,012,733       1,887,304      27,891,406      22,987,627          76,546,072          3,812,903
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      446,257,178       4,663,003     194,778,278     (39,765,725)        265,339,837         (2,236,289)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      789,671,086      27,729,371     236,146,793        (493,133)        373,357,466          6,556,329
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (23,026,942)    (19,179,286)    (12,572,622)    (10,088,484)        (27,536,907)        (5,624,995)
  From net realized gain
    on investments.......     (262,285,067)       --           (54,414,034)    (75,709,860)        (27,905,705)          (383,508)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............    1,567,700,149      40,002,581     832,154,018     175,623,844         759,068,188        101,220,653
  Reinvested
    distributions........      285,312,010      19,179,286      66,986,656      85,798,344          55,442,612          6,008,503
  Cost of shares
    repurchased..........     (941,049,022)    (67,525,455)   (565,910,370)    (78,728,142)        (17,752,873)        (4,681,200)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......      911,963,137      (8,343,588)    333,230,304     182,694,046         796,757,927        102,547,956
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Total increase in net
      assets.............    1,416,322,214         206,497     502,390,441      96,402,569       1,114,672,781        103,095,782
NET ASSETS:
  Beginning of year......    3,386,669,788     325,495,183     621,064,561     996,543,031         879,980,441        104,485,742
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  End of year............  $ 4,802,992,002   $ 325,701,680   $1,123,455,002  $1,092,945,600     $1,994,653,222       $207,581,524
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      373,368,266      36,817,301     319,711,524     127,140,923         430,488,870         85,766,460
  Reinvested
    distributions........       76,688,687      17,908,502      27,848,903      66,285,199          32,437,147          5,312,136
  Shares repurchased.....     (226,071,746)    (62,504,975)   (217,918,590)    (57,436,791)         (9,921,919)        (3,947,987)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........      223,985,207      (7,779,172)    129,641,837     135,989,331         453,004,098         87,130,609
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------


                             HARTFORD        HARTFORD
                           SMALL COMPANY      MIDCAP
                            FUND, INC.      FUND, INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
    income...............   $    88,783     $     24,960
  Net realized gain
    (loss) on
    investments..........    12,450,126         (122,413)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,186,607        1,513,711
                           -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    13,725,516        1,416,258
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (95,955)         (24,500)
  From net realized gain
    on investments.......    (9,778,063)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   161,029,937       26,374,232
  Reinvested
    distributions........     9,859,112           21,452
  Cost of shares
    repurchased..........    (6,783,034)        (198,535)
                           -------------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......   164,106,015       26,197,149
                           -------------   -------------
    Total increase in net
      assets.............   167,957,513       27,588,907
NET ASSETS:
  Beginning of year......    42,811,921         --
                           -------------   -------------
  End of year............   $210,769,434    $ 27,588,907
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   132,781,679       24,427,494
  Reinvested
    distributions........     8,233,190           18,866
  Shares repurchased.....    (5,739,202)        (183,467)
                           -------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........   135,275,667       24,262,893
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1996

                               HARTFORD          HARTFORD             HVA           HARTFORD
                                 BOND              STOCK         MONEY MARKET       ADVISERS
                              FUND, INC.        FUND, INC.        FUND, INC.       FUND, INC.
                           ----------------   ---------------   ---------------  ---------------
OPERATIONS:
  Net investment
    income...............    $   23,250,402   $    38,483,030   $   22,738,638    $  147,050,773
  Net realized gain
    (loss) on
    investments..........         2,775,436       161,403,731            2,197       267,921,758
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (12,099,332)      329,790,776         --             373,870,758
                           ----------------   ---------------   ---------------  ---------------
    Net increase in net
      assets resulting
      from operations....        13,926,506       529,677,537       22,740,835       788,843,289
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (23,252,299)      (38,048,174)     (22,738,638)     (146,336,279)
  From net realized gain
    on investments.......         --              (80,821,138)          (2,197)      (97,284,143)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............       254,369,346     1,358,328,493    2,549,507,437     1,211,458,165
  Reinvested dividends
    and distributions....        23,252,298       118,869,307       22,740,798       243,620,416
  Cost of shares
    repurchased..........      (208,242,998)     (770,681,048)  (2,369,371,242)     (383,541,029)
                           ----------------   ---------------   ---------------  ---------------
    Net increase in net
      assets resulting
      from capital share
      transactions.......        69,378,646       706,516,752      202,876,993     1,071,537,552
                           ----------------   ---------------   ---------------  ---------------
    Total increase
      (decrease) in net
      assets.............        60,052,853     1,117,324,977      202,876,993     1,616,760,419
NET ASSETS:
  Beginning of year......       342,494,947     1,876,883,614      339,708,583     4,262,768,749
                           ----------------   ---------------   ---------------  ---------------
  End of year............    $  402,547,800   $ 2,994,208,591   $  542,585,576    $5,879,529,168
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............       254,649,109       360,788,240    2,549,507,437       597,537,609
  Reinvested
    distributions........        23,512,053        33,332,051       22,740,798       122,083,331
  Shares repurchased.....      (208,369,007)     (203,498,988)  (2,369,371,242)     (186,184,804)
                           ----------------   ---------------   ---------------  ---------------
  Net increase (decrease)
    in capital shares
    outstanding..........        69,792,155       190,621,303      202,876,993       533,436,136
                           ----------------   ---------------   ---------------  ---------------
                           ----------------   ---------------   ---------------  ---------------

* From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                             HARTFORD
                               U.S.          HARTFORD         HARTFORD                        HARTFORD
                            GOVERNMENT        CAPITAL         MORTGAGE        HARTFORD      INTERNATIONAL        HARTFORD
                           MONEY MARKET    APPRECIATION      SECURITIES         INDEX       OPPORTUNITIES   DIVIDEND AND GROWTH
                            FUND, INC.      FUND, INC.       FUND, INC.      FUND, INC.      FUND, INC.         FUND, INC.
                           ------------   ---------------   -------------   -------------   -------------   -------------------
OPERATIONS:
  Net investment
    income...............  $   508,120    $    16,536,321   $  21,509,830   $   9,798,518   $ 14,944,153       $ 13,982,229
  Net realized gain
    (loss) on
    investments..........           99        261,451,959        (548,712)     54,296,870     77,347,624         27,789,320
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --             239,093,295      (5,189,787)     32,113,387     10,899,075         76,776,242
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Net increase in net
      assets resulting
      from operations....      508,219        517,081,575      15,771,331      96,208,775    103,190,852        118,547,791
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............     (508,120)       (18,981,972)    (20,576,313)     (9,725,897)   (16,566,894)       (13,722,811)
  From net realized gain
    on investments.......          (99)      (144,074,825)       --            (6,503,101)   (20,342,973)        (6,559,586)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   11,370,111      1,992,482,669      60,478,861     909,101,858    271,959,848        514,924,406
  Reinvested dividends
    and distributions....      508,218        163,056,776      20,576,314      16,228,997     36,909,865         20,282,403
  Cost of shares
    repurchased..........  (10,218,454)    (1,280,786,138)    (78,320,323)   (702,498,963)   (65,082,872)       (18,562,229)
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Net increase in net
      assets resulting
      from capital share
      transactions.......    1,659,875        874,753,307       2,734,852     222,831,892    243,786,841        516,644,580
                           ------------   ---------------   -------------   -------------   -------------   -------------------
    Total increase
      (decrease) in net
      assets.............    1,659,875      1,228,778,085      (2,070,130)    302,811,669    310,067,826        614,909,974
NET ASSETS:
  Beginning of year......   10,070,267      2,157,891,703     327,565,313     318,252,892    686,475,205        265,070,467
                           ------------   ---------------   -------------   -------------   -------------   -------------------
  End of year............  $11,730,142    $ 3,386,669,788   $ 325,495,183   $ 621,064,561   $996,543,031       $879,980,441
                           ------------   ---------------   -------------   -------------   -------------   -------------------
                           ------------   ---------------   -------------   -------------   -------------   -------------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   11,370,111        550,329,695      57,507,862     418,317,811    202,942,268        365,817,586
  Reinvested
    distributions........      508,218         48,709,013      19,671,794       7,617,074     27,910,095         14,561,833
  Shares repurchased.....  (10,218,454)      (352,206,856)    (74,651,995)   (322,113,339)   (48,271,571)       (12,969,461)
                           ------------   ---------------   -------------   -------------   -------------   -------------------
  Net increase (decrease)
    in capital shares
    outstanding..........    1,659,875        246,831,852       2,527,661     103,821,546    182,580,792        367,409,958
                           ------------   ---------------   -------------   -------------   -------------   -------------------
                           ------------   ---------------   -------------   -------------   -------------   -------------------


                             HARTFORD
                           INTERNATIONAL     HARTFORD
                             ADVISERS      SMALL COMPANY
                            FUND, INC.      FUND, INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
    income...............  $  2,226,486     $    36,756
  Net realized gain
    (loss) on
    investments..........     3,299,171         189,315
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     2,337,601         305,895
                           -------------   -------------
    Net increase in net
      assets resulting
      from operations....     7,863,258         531,966
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............    (3,160,906)        (36,601)
  From net realized gain
    on investments.......    (2,100,363)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............    80,121,321      42,814,882
  Reinvested dividends
    and distributions....     5,081,390          29,636
  Cost of shares
    repurchased..........   (14,583,123)       (527,962)
                           -------------   -------------
    Net increase in net
      assets resulting
      from capital share
      transactions.......    70,619,588      42,316,556
                           -------------   -------------
    Total increase
      (decrease) in net
      assets.............    73,221,577      42,811,921
NET ASSETS:
  Beginning of year......    31,264,165         --
                           -------------   -------------
  End of year............  $104,485,742     $42,811,921
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............    69,719,902      40,509,778
  Reinvested
    distributions........     4,382,000          27,965
  Shares repurchased.....   (12,726,579)       (495,256)
                           -------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........    61,375,323      40,042,487
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Small Company Fund, Inc. and Hartford MidCap Fund, Inc. (the Funds) are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts, and group pension contracts of Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company (collectively, the "The Hartford Life Insurance Companies"). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment objectives and policies, are described below:

Hartford Bond Fund, Inc.       Seeks a high level of current income while preserving capital through investing primarily in investment-grade government and corporate bonds and other debt securities.

Hartford Stock Fund, Inc.      Seeks long-term growth of capital with income as a secondary consideration, through a diversified portfolio of equity securities.

HVA Money Market Fund, Inc.    Seeks a high level of current income consistent with liquidity and the need for preservation of capital through high-quality money market instruments.

Hartford Advisers Fund, Inc.   Seeks a high, long-term total return (capital growth and current income)
                               through a varying mix of stocks, bonds and money market instruments.

Hartford Capital Appreciation  Seeks growth of capital through investment in equity securities of
 Fund, Inc.                    companies with high growth potential, including small and emerging market companies.

Hartford Mortgage Securities   Seeks a high level of current income, consistent with preservation of
 Fund, Inc.                    capital, by investing primarily in mortgage-backed securities, including securities issued by the Government National Mortgage Association.

Hartford Index Fund, Inc.      Seeks to approximate the price and yield performance represented by the
                               Standard & Poor's 500 Composite Stock Price Index through investments in common stocks.

Hartford International         Seeks a long-term total return consistent with that of international
 Opportunities Fund, Inc.      equity markets by investing primarily in foreign equity security issues.

Hartford Dividend and Growth   Seeks a high level of current income consistent with growth of capital
 Fund, Inc.                    and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yields.

Hartford International         Seeks a long-term total return consistent with moderate risk.
 Advisers Fund, Inc.           Investments include a mix of debt, equity and money market instruments primarily, with foreign issuers.

Hartford Small Company Fund,   Seeks long-term growth of capital by investing primarily in equity
 Inc.                          securities selected on the basis of potential for capital appreciation.

Hartford MidCap Fund, Inc.     Seeks long-term capital growth by investing primarily in equity securities selected on the basis of potential for capital appreciation.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the HVA Money Market Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From that time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on the principal securities exchanges on which such securities are traded (domestic or foreign), or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values as determined by, or under the direction of, the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in exchange rates.

    d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

      In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. This Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Under the provisions of SFAS No. 125, transfers of certain financial assets, such as repurchases agreements, are required to be accounted for as sales if control, as defined, over those assets has been surrendered by the transferor. The Statement also requires collateral under repurchase agreements and securities lending transactions to be separately classified by the debtor and recognized as an asset by the creditor in the respective financial statements if certain conditions are met. SFAS No. 125 is effective for transfers of financial assets occurring after December 31, 1996, except for certain transfers for which the effective date has been delayed to January 1, 1998 by SFAS No. 127, DEFERRAL OF THE EFFECTIVE DATE OF CERTAIN PROVISIONS OF FASB STATEMENT NO. 125, issued by the FASB in December 1996. Management does not believe the adoption of this new accounting standard will have a material impact on the financial position or future results of operations of the Funds.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1997

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price or, in the absence of a last sale price, the last offering price. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets or other liabilities, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash and receivables over liabilities or excess of liabilities over cash and receivables and subsequently "marked to market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to by the call.

    g) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    h) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Funds' shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to the Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Small Company Fund, Inc., and Hartford MidCap Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, annually.

      The HVA Money Market Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 7).

    i) FORWARD FOREIGN CURRENCY CONTRACTS--As of December 31, 1997, Hartford International Opportunities Fund, Inc., Hartford Capital Appreciation Fund, Inc. and Hartford International Advisers Fund, Inc. had entered into forward foreign currency contracts that obligate the Funds to repurchase or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to manage currency exchange rate risk. The forward foreign currency contracts' costs are are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    k) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities, commonly known as Rule 144A Securities, that can be resold to qualified institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Board of Directors.

      At December 31, 1997, the Funds held the following restricted securities (excluding 144A issues):

                                                                 ACQUISITION                    MARKET        % OF
             FUND                          SECURITY                 DATE          COST          VALUE      NET ASSETS
------------------------------  -------------------------------  -----------  -------------  ------------  -----------
Capital Appreciation Fund       SGW Holdings Corporation            8/14/97   $  11,311,018  $  9,614,365        0.2%
Small Company Fund              SGW Holdings Corporation            8/14/97   $     599,992  $    509,993        0.2%

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, Inc. (HL Advisors) an indirect majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford) provides investment services and supervision to the Funds, pursuant to Investment Management Agreements approved by the Funds' Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

            HARTFORD INDEX FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.200%

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1997

     HARTFORD MORTGAGE SECURITIES FUND, INC.
         AND HVA MONEY MARKET FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.250%

            HARTFORD BOND FUND, INC.
          AND HARTFORD STOCK FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250

          HARTFORD ADVISERS FUND, INC.,
    HARTFORD CAPITAL APPRECIATION FUND, INC.,
HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.,
     HARTFORD DIVIDEND AND GROWTH FUND, INC.
   HARTFORD INTERNATIONAL ADVISERS FUND, INC.
        HARTFORD SMALL COMPANY FUND, INC.
         AND HARTFORD MIDCAP FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      Pursuant to an agreement between HL Advisors and The Hartford Investment Management Company (HIMCO), HIMCO provides the day-to-day investment management services to the Hartford Bond Fund, Inc., HVA Money Market Fund, Inc., Hartford Mortgage Securities Fund, Inc. and Hartford Index Fund, Inc. HIMCO is a wholly owned subsidiary of The Hartford.

      Pursuant to investment sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services for the Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Small Company Fund, Inc. and Hartford MidCap Fund, Inc.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of all of the Funds. Nonallocable expenses are charged to each Fund based on specific identification.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:

    As of December 31, 1997, the aggregate gross unrealized appreciation on all investments where there was an excess of value over tax cost, the aggregate gross unrealized depreciation of investments where there was an excess of tax cost over value and the net unrealized appreciation (depreciation) of investments based on cost for federal income tax cost, were as follows:

                                                                        AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                           UNREALIZED       UNREALIZED      APPRECIATION/
FUND                                                      TAX COST        APPRECIATION     DEPRECIATION      DEPRECIATION
----------------------------------------------------  ----------------  ----------------  ---------------  ----------------
Hartford Bond Fund, Inc.............................  $    574,612,909  $     17,780,926  $    (1,401,300) $     16,379,626
Hartford Stock Fund, Inc............................     3,246,418,892     1,319,455,421      (53,525,806)    1,465,929,615
Hartford Advisers Fund, Inc.........................     6,317,083,804     2,074,071,385      (64,676,240)    2,009,395,145
Hartford Capital Appreciation Fund, Inc.............     3,864,632,301     1,155,359,598     (206,941,576)      948,418,022
Hartford Mortgage Securities Fund, Inc..............       380,400,346         6,310,379         (443,282)        5,867,097
Hartford Index Fund, Inc............................       829,353,859       317,343,709      (19,398,145)      297,945,564
Hartford International Opportunities Fund, Inc......     1,049,780,584       148,824,039     (114,255,988)       34,568,051
Hartford Dividend and Growth Fund, Inc..............     1,624,460,222       393,353,381      (20,949,321)      372,404,060
Hartford International Advisers Fund, Inc...........       205,073,228        12,198,029      (12,892,838)         (694,809)
Hartford Small Company Fund, Inc....................       206,853,361        15,796,892      (15,225,079)          571,813
Hartford MidCap Fund, Inc...........................        26,789,204         2,155,116         (642,941)        1,512,175

 5.  AFFILIATE HOLDINGS:

    a) HARTFORD SMALL COMPANY FUND, INC.--HL Investment Advisors, Inc. redeemed ownership of 3,000,000 shares during 1997 realizing a gain of $520,374.

    b) HARTFORD MIDCAP FUND, INC.--HL Investment Advisors, Inc. has ownership of 3,000,000 shares of Hartford MidCap Fund, Inc., representing 12.36% of the total outstanding shares of the Fund as of December 31, 1997.

    c) As of December 31, 1997, certain HL group pension contracts held direct interest in shares as follows:

                                                                      PERCENT OF
 FUND                                                      SHARES    TOTAL SHARES
 ------------------------------------------------------  ----------  ------------
 Hartford Bond Fund, Inc...............................   3,649,073       .69%
 HVA Money Market Fund Inc.............................  25,433,642      4.15
 Hartford Stock Fund, Inc..............................   2,343,837       .25
 Hartford Advisers Fund, Inc...........................  30,369,579       .93
 Hartford Capital Appreciation Fund, Inc...............  20,321,589      1.87
 Hartford Mortgage Securities Fund, Inc................  16,076,327      5.35
 Hartford Index Fund, Inc..............................  23,020,319      5.90
 Hartford International Opportunities Fund, Inc........   9,832,576      1.16
 Hartford Dividend and Growth Fund, Inc................   4,708,801       .46
 Hartford International Advisers Fund, Inc.............     534,692       .30
 Hartford Small Company Fund, Inc......................   1,508,936       .86

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1997

 6.  INVESTMENT TRANSACTIONS:

    Investment transactions (excluding short-term investments) for the year ended December 31, 1997, were as follows:

                                                                   PROCEEDS FROM
 FUND                                        COST OF PURCHASES         SALES
 ------------------------------------------  -----------------   -----------------
 Hartford Bond Fund, Inc...................    $  551,947,718      $  482,741,333
 Hartford Stock Fund, Inc..................     1,654,851,670       1,170,633,576
 Hartford Advisers Fund, Inc...............     3,641,292,564       2,505,486,572
 Hartford Capital Appreciation Fund,
  Inc......................................     2,878,783,106       2,211,998,959
 Hartford Mortgage Securities Fund, Inc....       143,193,797         213,148,732
 Hartford Index Fund, Inc..................       330,294,502          48,517,775
 Hartford International Opportunities Fund,
  Inc......................................       821,622,321         738,916,866
 Hartford Dividend and Growth Fund, Inc....     1,240,665,246         472,153,671
 Hartford International Advisers, Fund,
  Inc......................................       291,657,600         213,980,368
 Hartford Small Company Fund, Inc..........       388,867,071         236,924,330
 Hartford MidCap Fund, Inc.................        30,958,247           5,171,389

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA Statement of Position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and net realized gain on investments on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                    ACCUMULATED              UNDISTRIBUTED
                                                                   UNDISTRIBUTED        (DISTRIBUTION IN EXCESS
                                                              (DISTRIBUTION IN EXCESS             OF)
                                                                        OF)                NET REALIZED GAIN        CAPITAL
FUND                                                           NET INVESTMENT INCOME         ON INVESTMENTS         SURPLUS
------------------------------------------------------------  ------------------------  ------------------------  -----------
Hartford Bond Fund, Inc.....................................       $      (41,029)           $       41,029       $   --
Hartford Stock Fund, Inc....................................              (20,513)                   20,513           --
Hartford Advisers, Fund, Inc................................              418,269                  (418,269)          --
Hartford Capital Appreciation Fund, Inc.....................            6,642,158                (6,642,158)          --
Hartford Mortgage Securities Fund, Inc......................             (416,537)                  416,537           --
Hartford International Opportunities Fund, Inc..............           (6,758,168)                6,788,167           (29,999)
Hartford Dividend and Growth Fund, Inc......................             (231,694)                  244,530           (12,836)
Hartford International Advisers Fund, Inc...................            1,257,390                (1,257,390)          --
Hartford Small Company Fund, Inc............................                7,062                    (7,062)          --

 8.  DISTRIBUTION FROM NET REALIZED CAPITAL GAINS:

    The Board of Directors declared a distribution from net realized capital gains in the respective Funds is as follows:

 FUND                                                                           RECORD DATE       PAYABLE DATE     PER SHARE AMOUNT
 --------------------------------------------------------------------------  -----------------  -----------------  ----------------
 Hartford Stock Fund, Inc..................................................  February 27, 1997  February 28, 1997      $0.145092
 Hartford Advisers, Fund, Inc..............................................  February 27, 1997  February 28, 1997       0.068200
 Hartford Capital Appreciation Fund, Inc...................................  February 27, 1997  February 28, 1997       0.183585
 Hartford Index Fund, Inc..................................................  February 27, 1997  February 28, 1997       0.178996
 Hartford International Opportunities Fund, Inc............................  February 27, 1997  February 28, 1997       0.067382
 Hartford Dividend and Growth Fund, Inc....................................  February 27, 1997  February 28, 1997       0.020531

 9. MERGER OF HARTFORD U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC. WITH HVA MONEY MARKET FUND, INC.:

    On June 27, 1997, HVA Money Market Fund, Inc. (HVAMMF) acquired the net assets of the Hartford U.S. Government Securities Money Market Fund, Inc. (HUSGSMMF) pursuant to a plan of reorganization adopted by the Board of Directors on April 22, 1997 and approved by HUSGSMMF's shareholders on June 19, 1997. The reorganization was effected through a tax free exchange of 10,575,168 (NAV $1.00) shares of HUSGSMMF for 10,575,168 (NAV $1.00) shares of HVAMMF outstanding. The net assets acquired by HVAMMF are included in proceeds from sale of shares and the HVAMMF shares exchanged are included in shares sold in the accompanying Statement of Changes in Net Assets for the year ending December 31, 1997.

 Hartford Mutual Funds
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

   -- SELECTED PER-SHARE DATA(4) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD BOND FUND, INC.
  For the Year Ended
    December 31, 1997....    $1.000      $0.063      $ 0.047        $ 0.110
  1996...................     1.028       0.064       (0.029)         0.035
  1995...................     0.926       0.064        0.102          0.166
  1994...................     1.044       0.060       (0.100)        (0.040)
  1993...................     1.024       0.062        0.039          0.101
  1992...................     1.061       0.074       (0.019)         0.055
HARTFORD STOCK FUND, INC.
  For the Year Ended
    December 31, 1997....     4.143       0.050        1.196          1.246
  1996...................     3.527       0.060        0.763          0.823
  1995...................     2.801       0.070        0.840          0.910
  1994...................     3.099       0.061       (0.111)        (0.050)
  1993...................     2.965       0.053        0.339          0.392
  1992...................     2.927       0.051        0.219          0.270
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
    December 31, 1997....     1.000       0.049         --            0.049
  1996...................     1.000       0.500         --            0.050
  1995...................     1.000       0.056         --            0.056
  1994...................     1.000       0.039         --            0.039
  1993...................     1.000       0.029         --            0.029
  1992...................     1.000       0.036         --            0.036
HARTFORD ADVISERS FUND,
  INC.
  For the Year Ended
    December 31, 1997....     2.169       0.056        0.455          0.511
  1996...................     1.958       0.059        0.255          0.314
  1995...................     1.600       0.064        0.377          0.441
  1994...................     1.752       0.054       (0.100)        (0.046)
  1993...................     1.676       0.050        0.145          0.195
  1992...................     1.649       0.059        0.070          0.129
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
    December 31, 1997....     3.914       0.020        0.794          0.814
  1996...................     3.490       0.022        0.655          0.677
  1995...................     2.860       0.030        0.785          0.815
  1994...................     3.052       0.011        0.070          0.081
  1993...................     2.634       0.003        0.526          0.529
  1992...................     2.607       0.008        0.388          0.396
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
    December 31, 1997....     1.056       0.071        0.022          0.093
  1996...................     1.071       0.069       (0.018)         0.051
  1995...................     0.984       0.068        0.087          0.155
  1994...................     1.075       0.068       (0.086)        (0.018)
  1993...................     1.079       0.071       (0.004)         0.067
  1992...................     1.115       0.086       (0.036)         0.050
HARTFORD INDEX FUND, INC.
  For the Year Ended
    December 31, 1997....     2.382       0.035        0.692          0.727
  1996...................     2.028       0.044        0.393          0.437
  1995...................     1.522       0.044        0.507          0.551
  1994...................     1.546       0.038       (0.024)         0.014
  1993...................     1.450       0.035        0.096          0.131
  1992...................     1.390       0.033        0.060          0.093
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
    December 31, 1997....     1.407       0.022       (0.019)         0.003
  1996...................     1.306       0.023        0.140          0.163
  1995...................     1.176       0.020        0.141          0.161
  1994...................     1.215       0.016       (0.039)        (0.023)
  1993...................     0.917       0.009        0.298          0.307
  1992...................     0.973       0.013       (0.056)        (0.043)
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
    December 31, 1997....     1.547       0.035        0.445          0.480
  1996...................     1.317       0.034        0.258          0.292
  1995...................     0.994       0.033        0.323          0.356
  From inception, March
    8, 1994, through
    December 31, 1994....     1.000       0.024       (0.005)         0.019
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
    December 31, 1997....     1.167       0.056        0.006          0.062
  1996...................     1.109       0.040        0.093          0.133
  From inception, March
    1, 1995, through
    December 31, 1995....     1.000       0.030        0.126          0.156
HARTFORD SMALL COMPANY
  FUND, INC.
  For the Year Ended
    December 31, 1997....     1.069       0.001        0.195          0.196
  From inception, August
    9, 1996, through
    December 31, 1996....     1.000       0.002        0.069          0.071
HARTFORD MIDCAP FUND,
  INC.
  From inception, July
    15, 1997, through
    December 31, 1997....     1.000       0.001        0.137          0.138

(1) Annualized.
(2) Disclosure required for reporting periods beginning after September 1, 1995.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assest would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT    GAINS ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD BOND FUND, INC.
  For the Year Ended
    December 31, 1997....   $(0.060)       --           $(0.060)       $ 0.050       $1.050   11.35%     $  552,870
  1996...................    (0.063)       --            (0.063)        (0.028)       1.000    3.54         402,548
  1995...................    (0.064)       --            (0.064)         0.102        1.028   18.49         342,495
  1994...................    (0.060)     $(0.018)        (0.078)        (0.118)       0.926   (3.95)        247,458
  1993...................    (0.062)      (0.019)        (0.081)         0.020        1.044   10.24         239,602
  1992...................    (0.074)      (0.018)        (0.092)        (0.037)       1.024    5.53         128,538
HARTFORD STOCK FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.049)      (0.217)        (0.266)         0.980        5.123   31.38       4,713,322
  1996...................    (0.059)      (0.148)        (0.207)         0.616        4.143   24.33       2,994,209
  1995...................    (0.070)      (0.114)        (0.184)         0.726        3.527   34.10       1,876,884
  1994...................    (0.061)      (0.187)        (0.248)        (0.298)       2.801   (1.89)      1,163,158
  1993...................    (0.053)      (0.205)        (0.258)         0.134        3.099   14.34         968,425
  1992...................    (0.051)      (0.181)        (0.232)         0.038        2.965   10.04         569,903
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
    December 31, 1997....    (0.049)       --            (0.049)         --           1.000    5.31         612,480
  1996...................    (0.050)       --            (0.050)         --           1.000    5.09         542,586
  1995...................    (0.056)       --            (0.056)         --           1.000    5.74         339,709
  1994...................    (0.039)       --            (0.039)         --           1.000    3.95         321,465
  1993...................    (0.029)       --            (0.029)         --           1.000    2.94         234,088
  1992...................    (0.036)       --            (0.036)         --           1.000    3.63         190,246
HARTFORD ADVISERS FUND,
  INC.
  For the Year Ended
    December 31, 1997....    (0.055)      (0.098)        (0.153)         0.358        2.527   24.51       8,283,912
  1996...................    (0.059)      (0.044)        (0.103)         0.211        2.169   16.62       5,879,529
  1995...................    (0.064)      (0.019)        (0.083)         0.358        1.958   28.34       4,262,769
  1994...................    (0.054)      (0.052)        (0.106)        (0.152)       1.600   (2.74)      3,034,034
  1993...................    (0.050)      (0.069)        (0.119)         0.076        1.752   12.25       2,426,550
  1992...................    (0.059)      (0.043)        (0.102)         0.027        1.676    8.30         985,747
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.022)      (0.296)        (0.318)         0.496        4.410   22.34       4,802,992
  1996...................    (0.025)      (0.228)        (0.253)         0.424        3.914   20.70       3,386,670
  1995...................    (0.030)      (0.155)        (0.185)         0.630        3.490   30.25       2,157,892
  1994...................    (0.011)      (0.262)        (0.273)        (0.192)       2.860    2.50       1,158,644
  1993...................    (0.003)      (0.108)        (0.111)         0.418        3.052   20.80         778,904
  1992...................    (0.008)      (0.361)        (0.369)         0.027        2.634   16.98         300,373
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.065)       --            (0.065)         0.028        1.084    9.01         325,702
  1996...................    (0.066)       --            (0.066)        (0.015)       1.056    4.99         325,495
  1995...................    (0.068)       --            (0.068)         0.087        1.071   16.17         327,565
  1994...................    (0.068)      (0.005)        (0.073)        (0.091)       0.984   (1.61)        304,147
  1993...................    (0.071)       --            (0.071)        (0.004)       1.075    6.31         365,198
  1992...................    (0.086)       --            (0.086)        (0.036)       1.079    4.64         258,711
HARTFORD INDEX FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.035)      (0.196)        (0.231)         0.496        2.878   32.61       1,123,455
  1996...................    (0.044)      (0.039)        (0.083)         0.354        2.382   22.09         621,065
  1995...................    (0.044)      (0.001)        (0.045)         0.506        2.028   36.55         318,253
  1994...................    (0.038)       --            (0.038)        (0.024)       1.522    0.94         157,660
  1993...................    (0.035)       --            (0.035)         0.096        1.546    9.12         140,396
  1992...................    (0.033)       --            (0.033)         0.060        1.450    6.82          82,335
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
    December 31, 1997....    (0.012)      (0.104)        (0.116)        (0.113)       1.294    0.34       1,092,946
  1996...................    (0.025)      (0.037)        (0.062)         0.101        1.407   12.91         996,543
  1995...................    (0.020)      (0.011)        (0.031)         0.130        1.306   13.93         686,475
  1994...................    (0.016)       --            (0.016)        (0.039)       1.176   (1.94)        563,765
  1993...................    (0.009)       --            (0.009)         0.298        1.215   33.73         281,608
  1992...................    (0.013)       --            (0.013)        (0.056)       0.917   (4.43)         47,560
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.031)      (0.044)        (0.075)         0.405        1.952   31.89       1,994,653
  1996...................    (0.034)      (0.028)        (0.062)         0.230        1.547   22.91         879,980
  1995...................    (0.033)       --            (0.033)         0.323        1.317   36.37         265,070
  From inception, March
    8, 1994, through
    December 31, 1994....    (0.024)      (0.001)        (0.025)        (0.006)       0.994   1.60(6)        55,066
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.050)      (0.004)        (0.054)         0.008        1.175    5.52         207,582
  1996...................    (0.051)      (0.024)        (0.075)         0.058        1.167   12.25         104,486
  From inception, March
    1, 1995, through
    December 31, 1995....    (0.030)      (0.017)        (0.047)         0.109        1.109   13.24(6)       31,264
HARTFORD SMALL COMPANY
  FUND, INC.
  For the Year Ended
    December 31, 1997....    (0.001)      (0.062)        (0.063)         0.133        1.202   18.38         210,769
  From inception, August
    9, 1996, through
    December 31, 1996....    (0.002)       --            (0.002)         0.069        1.069   7.15(6)        42,812
HARTFORD MIDCAP FUND,
  INC.
  From inception, July
    15, 1997, through
    December 31, 1997....    (0.001)       --            (0.001)         0.137        1.137   13.81(6)       27,589

                                           RATIO OF
                            RATIO OF          NET
                            OPERATING     INVESTMENT                AVERAGE
                            EXPENSES        INCOME      PORTFOLIO  COMMISSION
                           TO AVERAGE     TO AVERAGE    TURNOVER      RATE
                           NET ASSETS     NET ASSETS      RATE      PAID(2)
                          -------------  -------------  ---------  ----------
HARTFORD BOND FUND, INC.
  For the Year Ended
    December 31, 1997....   0.51%          6.58%          112.9%(5)    N/A
  1996...................   0.52           6.37           212.0       N/A
  1995...................   0.53           6.51           215.0        --
  1994...................   0.55           6.23           328.8        --
  1993...................   0.57           5.93           494.3        --
  1992...................   0.64           7.21           434.1        --
HARTFORD STOCK FUND, INC.
  For the Year Ended
    December 31, 1997....   0.45           1.11            31.6     $0.0531
  1996...................   0.46           1.59            42.3      0.0490
  1995...................   0.48           2.23            52.9        --
  1994...................   0.50           2.17            63.8        --
  1993...................   0.53           1.86            69.0        --
  1992...................   0.57           1.90            69.8        --
HVA MONEY MARKET FUND,
  INC.
  For the Year Ended
    December 31, 1997....   0.44           5.21            --         N/A
  1996...................   0.44           5.04            --         N/A
  1995...................   0.45           5.57            --          --
  1994...................   0.47           3.99            --          --
  1993...................   0.48           2.91            --          --
  1992...................   0.53           3.60            --          --
HARTFORD ADVISERS FUND,
  INC.
  For the Year Ended
    December 31, 1997....   0.63           2.44            36.1      0.0529
  1996...................   0.63           2.92            53.8      0.0487
  1995...................   0.65           3.57            63.5        --
  1994...................   0.65           3.34            60.0        --
  1993...................   0.69           3.07            55.3        --
  1992...................   0.78           3.55            72.8        --
HARTFORD CAPITAL
  APPRECIATION FUND, INC.
  For the Year Ended
    December 31, 1997....   0.64           0.44            57.6      0.0588
  1996...................   0.65           0.60            85.4      0.0665
  1995...................   0.68           0.95            78.6        --
  1994...................   0.72           0.40            73.3        --
  1993...................   0.76           0.12            91.4        --
  1992...................   0.87           0.36           100.3        --
HARTFORD MORTGAGE
  SECURITIES FUND, INC.
  For the Year Ended
    December 31, 1997....   0.45           6.60            46.5(5)    N/A
  1996...................   0.45           6.67           201.0       N/A
  1995...................   0.47           6.50           489.4        --
  1994...................   0.48           6.65           365.7        --
  1993...................   0.49           6.49           183.4        --
  1992...................   0.56           7.96           277.2        --
HARTFORD INDEX FUND, INC.
  For the Year Ended
    December 31, 1997....   0.39           1.52             5.7      0.0230
  1996...................   0.39           2.07            19.3      0.0500
  1995...................   0.39           2.46             1.5        --
  1994...................   0.45           2.50             1.8        --
  1993...................   0.49           2.36             0.8        --
  1992...................   0.60           2.48             1.2        --
HARTFORD INTERNATIONAL
  OPPORTUNITIES FUND,
  INC.
  For the Year Ended
    December 31, 1997....   0.77           1.48            72.7      0.0037
  1996...................   0.79           1.74            70.0        --
  1995...................   0.86           1.60            55.6        --
  1994...................   0.85           1.42            46.4        --
  1993...................   1.00           0.84            31.8        --
  1992...................   1.23           1.40            25.1        --
HARTFORD DIVIDEND AND
  GROWTH FUND, INC.
  For the Year Ended
    December 31, 1997....   0.68           2.21            34.2      0.0543
  1996...................   0.73           2.52            56.9      0.0715
  1995...................   0.77           2.91            41.4        --
  From inception, March
    8, 1994, through
    December 31, 1994....   0.83(1)        3.52(1)         27.8        --
HARTFORD INTERNATIONAL
  ADVISERS FUND, INC.
  For the Year Ended
    December 31, 1997....   0.87           3.08           162.5      0.0045
  1996...................   0.96           3.24            95.2      0.0064
  From inception, March
    1, 1995, through
    December 31, 1995....   0.65(1)(3)     3.36(1)(3)      47.2        --
HARTFORD SMALL COMPANY
  FUND, INC.
  For the Year Ended
    December 31, 1997....   0.77           0.08           222.2      0.412
  From inception, August
    9, 1996, through
    December 31, 1996....   0.72(1)(3)     0.31(1)(3)      31.8      0.0290
HARTFORD MIDCAP FUND,
  INC.
  From inception, July
    15, 1997, through
    December 31, 1997....   0.46(1)(3)     0.45(1)(3)      46.1      0.0247

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 Report of Independent Public Accountants
--------------------------------------------------------------------------------

 TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF HARTFORD BOND FUND, INC., HARTFORD STOCK FUND, INC.,
 HVA MONEY MARKET FUND, INC., HARTFORD ADVISERS FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC.,
 HARTFORD MORTGAGE SECURITIES FUND, INC., HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.,
 HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC.,
 HARTFORD SMALL COMPANY FUND, INC. AND HARTFORD MIDCAP FUND, INC.:

 We have audited the accompanying statements of net assets of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Small Company Fund, Inc. and Hartford MidCap Fund, Inc. (all Maryland corporations) (the Funds) as of December 31, 1997, and the related statement of operations for the year then ended (except for Hartford MidCap Fund, Inc., which reflects the period from inception, July 15, 1997, to December 31, 1997), the statements of changes in net assets for each of the two years in the period then ended (except for Hartford Small Company Fund, Inc., which reflects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996, and Hartford MidCap Fund, Inc., which reflects the period from inception, July 15, 1997, to December 31, 1997) and the financial highlights for each of the six years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the three years ended December 31, 1997 and the period from inception, March 8, 1994, to December 31, 1994, Hartford International Advisers Fund, Inc., which reflects the two years ended December 31, 1997 and the period from inception, March 1, 1995, to December 31, 1995, the Hartford Small Company Fund, Inc., which reflects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996, and the Hartford MidCap Fund, Inc., which reflects the period from inception, July 15, 1997, to December 31, 1997). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Small Company Fund, Inc., and Hartford MidCap Fund, Inc. as of December 31, 1997, the results of their operations for the year then ended (except for Hartford MidCap Fund, Inc., which reflects the period from inception, July 15, 1997, to December 31,
 1997), the changes in their net assets for each of the two years in the period then ended (except for Hartford Small Company Fund, Inc., which reflects the period from inception, August 9, 1996, to December 31, 1996 and the year ended December 31, 1997 and Hartford MidCap Fund, Inc., which reflects the period from inception, July 15, 1997, to December 31, 1997) and the financial highlights for each of the six years in the period then ended (except for Hartford Dividend and Growth Fund, Inc., which reflects the three years ended December 31, 1997 and the period from inception, March 8, 1994, to December 31, 1994, Hartford International Advisers Fund, Inc., which reflects the two years ended December 31, 1997 and the period from inception, March 1, 1995, to December 31, 1995, Hartford Small Company Fund, Inc., which reflects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996 and Hartford MidCap Fund, Inc., which reflects the period from inception, July 15, 1997 to December 31, 1997), in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 16, 1998                                           ARTHUR ANDERSEN LLP

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 1997

 SHARES                                             MARKET VALUE
---------                                           ------------
COMMON STOCKS -- 97.3%
           AEROSPACE/DEFENSE -- 3.7%
    4,700  Lockheed Martin Corp...................  $    462,950
   12,000  Raytheon Co.-Class A...................       591,750
                                                    ------------
                                                       1,054,700
                                                    ------------
           APPAREL -- 0.7%
    4,600  VF Corp................................       211,312
                                                    ------------
           BANKING -- 7.3%
    5,800  Central Carolina Bank Financial Corp...       623,500
    5,200  JP Morgan & Co.........................       586,950
   10,800  Old Kent Financial Corp................       427,950
    6,200  Wachovia Corp..........................       502,975
                                                    ------------
                                                       2,141,375
                                                    ------------
           BEVERAGES -- 2.2%
   14,400  Anheuser-Busch Cos., Inc...............       633,600
                                                    ------------
           BUSINESS EQUPIMENT & SERVICES -- 1.9%
    6,000  Pitney Bowes, Inc......................       539,625
                                                    ------------
           CAPITAL EQUIPMENT -- 1.7%
   10,900  Parker-Hannifin Corp...................       500,038
                                                    ------------
           CHEMICALS -- 2.9%
    7,900  Great Lakes Chemical Corp..............       354,512
    4,800  Vulcan Materials Co....................       490,200
                                                    ------------
                                                         844,712
                                                    ------------
           COMMUNICATIONS EQUIPMENT -- 2.1%
   13,200  Harris Corp............................       605,550
                                                    ------------
           COMPUTER - PERIPHERALS -- 1.1%
    8,000  Adobe Systems, Inc.....................       330,000
                                                    ------------
           COMPUTERS - MAIN & MINI -- 3.1%
    8,600  Hewlett-Packard Co.....................       537,500
    3,400  International Business Machines Corp...       355,513
                                                    ------------
                                                         893,013
                                                    ------------
           CONTAINERS -- 1.0%
    8,000  Sonoco Products Co.....................       277,500
                                                    ------------
           ELECTRICAL EQUIPMENT -- 2.1%
   10,500  Emerson Electric Co....................       592,594
                                                    ------------
           ELECTRONIC COMPONENTS -- 1.9%
    8,100  Avnet, Inc.............................       534,600
                                                    ------------
           ELECTRONIC INSTRUMENTS -- 0.9%
    6,750  Tektronix, Inc.........................       267,891
                                                    ------------
           FINANCIAL SERVICES -- 1.9%
   15,800  Deluxe Corp............................       545,100
                                                    ------------
           FOOD & RELATED -- 3.5%
    6,200  Dean Foods Co..........................       368,900
   15,200  SUPERVALU, Inc.........................       636,500
                                                    ------------
                                                       1,005,400
                                                    ------------

 SHARES                                             MARKET VALUE
---------                                           ------------
           FOREST & PAPER PRODUCTS -- 1.5%
    9,000  Weyerhaeuser Co........................  $    441,563
                                                    ------------
           HEALTH CARE - DRUGS -- 1.8%
    7,800  Abbott Laboratories....................       511,388
                                                    ------------
           HEALTH CARE - GENERAL -- 2.0%
   15,100  Mallinckrodt, Inc......................       573,800
                                                    ------------
           HOUSEHOLD - GENERAL PRODUCTS -- 3.7%
   15,000  American Greetings Corp................       586,874
    7,600  Unilever...............................       474,525
                                                    ------------
                                                       1,061,399
                                                    ------------
           HOUSEHOLD - MAJOR APPLIANCES -- 1.2%
    6,100  Whirlpool Corp.........................       335,500
                                                    ------------
           INSURANCE - PROPERTY & CASUAL -- 7.7%
    7,100  Lincoln National Corp..................       554,687
   11,600  SAFECO Corp............................       565,500
    8,800  Saint Paul Companies, Inc..............       722,150
    5,500  Transatlantic Holdings, Inc............       393,250
                                                    ------------
                                                       2,235,587
                                                    ------------
           LEISURE TIME INDUSTRY -- 1.6%
   14,200  Hasbro, Inc............................       447,300
                                                    ------------
           MEDICAL - INSTRUMENTS/PRODUCTS -- 2.2%
    9,700  Johnson & Johnson......................       638,988
                                                    ------------
           MEDICAL INSTRUMENTS -- 0.7%
    5,000  Bausch & Lomb..........................       198,125
                                                    ------------
           METAL FABRICATION -- 1.7%
   11,100  Trinity Industries, Inc................       495,337
                                                    ------------
           MINING -- 0.7%
    3,200  Phelps Dodge Corp......................       199,200
                                                    ------------
           OFFICE EQUIPMENT & SERVICES -- 0.5%
    5,000  Banta Corp.............................       135,000
                                                    ------------
           OIL & GAS -- 0.8%
    5,000  National Fuel Gas......................       243,438
                                                    ------------
           PETROLEUM - DOMESTIC -- 4.4%
   12,100  Ashland, Inc...........................       649,619
   12,700  Phillips Petroleum Co..................       617,537
                                                    ------------
                                                       1,267,156
                                                    ------------
           PETROLEUM - INTERNATIONAL -- 3.6%
    5,900  Chevron Corp...........................       454,300
    5,300  Mobil Corp.............................       382,594
    3,500  Royal Dutch Petroleum Co...............       189,656
                                                    ------------
                                                       1,026,550
                                                    ------------
           PHARMACEUTICALS -- 3.8%
    4,800  Bristol-Myers Squibb Co................       454,200
    6,000  Merck & Co., Inc.......................       637,500
                                                    ------------
                                                       1,091,700
                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-53
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 DECEMBER 31, 1997

 SHARES                                             MARKET VALUE
---------                                           ------------
COMMON STOCKS -- (CONTINUED)
           PUBLISHING -- 1.8%
   12,100  Media General, Inc.....................  $    505,931
                                                    ------------
           RAILROAD -- 1.1%
   10,200  Norfolk Southern Corp..................       314,287
                                                    ------------
           RETAIL - FOOD STORES -- 2.4%
   14,400  Albertson's, Inc.......................       682,200
                                                    ------------
           RETAIL - GENERAL MERCHANDISE -- 1.4%
    7,600  May Department Stores Co...............       400,425
                                                    ------------
           SECURITY & COMMISSION BROKERS -- 1.2%
    8,650  A.G. Edwards, Inc......................       343,838
                                                    ------------
           STEEL -- 0.8%
    8,000  Alexander & Baldwin....................       218,500
                                                    ------------
           TOBACCO -- 2.2%
   17,200  UST, Inc...............................       635,325
                                                    ------------
           UTILITIES - ELECTRIC -- 3.0%
    7,200  New Century Energies, Inc.(b)..........       345,150
   12,100  Western Resources, Inc.................       520,300
                                                    ------------
                                                         865,450
                                                    ------------
           UTILITIES - GAS & PIPELINE -- 1.2%
    7,900  Nicor, Inc.............................       333,281
                                                    ------------
 SHARES                                             MARKET VALUE
---------                                           ------------
           UTILITIES - TELEPHONE -- 6.3%
   10,100  AT&T Corp..............................  $    618,625
    9,400  Bellsouth Corp.........................       529,337
    9,700  SBC Communications, Inc................       710,525
                                                    ------------
                                                       1,858,487
                                                    ------------
           Total Common Stocks....................    28,036,765
                                                    ------------
INVESTMENT COMPANIES -- 3.7%
1,074,622  Provident Federal Fund.................     1,074,622
                                                    ------------
           Total Investment Companies.............     1,074,622
                                                    ------------
           Total (Cost $27,111,036) (a)...........  $ 29,111,387
                                                    ------------
                                                    ------------

Percentages indicated are based on net assets of $28,828,934.
--------------------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation....................  $2,500,608
Unrealized depreciation....................   (500,257)
                                             ---------
Net unrealized appreciation................  $2,000,351
                                             ---------
                                             ---------

(b) Non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-54
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997

ASSETS:
  Investments, at value (cost $27,111,036)......................................................  $29,111,387
  Interest and dividends receivable.............................................................      42,204
  Receivable for investment securities sold.....................................................     551,541
  Receivable from advisor.......................................................................      77,381
  Unamortized organization costs................................................................       9,296
  Prepaid expenses and other assets.............................................................       1,010
                                                                                                  ----------
      Total assets..............................................................................  29,792,819
                                                                                                  ----------
LIABILITIES:
  Dividends payable.............................................................................     141,865
  Payable for investment securities purchased...................................................     717,720
  Accrued expenses and other payables:
    Administration fees.........................................................................         194
    Audit fees..................................................................................       8,480
    Insurance fees..............................................................................       4,876
    Investment advisory fees....................................................................      20,547
    Legal fees..................................................................................       3,905
    Printing fees...............................................................................      13,682
    Registration and filing fees................................................................      37,736
    Trustee fees and expenses...................................................................      14,880
                                                                                                  ----------
      Total liabilities.........................................................................     963,885
                                                                                                  ----------
NET ASSETS:
  Capital.......................................................................................  26,869,417
  Distributions in excess of net investment income..............................................     (16,979)
  Net unrealized appreciation (depreciation) from investments...................................   2,000,351
  Accumulated undistributed net realized gains (losses) from investment transactions............     (23,855)
                                                                                                  ----------
      Net assets................................................................................  $28,828,934
                                                                                                  ----------
                                                                                                  ----------
Outstanding units of beneficial interest (shares)...............................................   2,426,943
                                                                                                  ----------
                                                                                                  ----------
Net asset value -- offering and redemption price per share......................................  $    11.88
                                                                                                  ----------
                                                                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-55
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM JUNE 3, 1997 THROUGH DECEMBER 31, 1997 (A)

 INVESTMENT INCOME:
   Interest income.................................  $    12,133
   Dividend income.................................      215,839
                                                     -----------
     Total income..................................      227,972
                                                     -----------
 EXPENSES:
   Accounting fees.................................       18,484
   Administration fees.............................       17,574
   Audit fees......................................        8,480
   Custodian fees..................................        4,452
   Investment advisory fees........................       65,023
   Legal fees......................................        4,028
   Organizational fees.............................        6,996
   Printing fees...................................       15,269
   Registration and filing fees....................       37,736
   Transfer agent fees.............................        6,148
   Trustee fees and expenses.......................       15,052
   Other...........................................        4,876
                                                     -----------
   Total expenses before reimbursements and
     voluntary reductions..........................      204,118
                                                     -----------
   Expenses reimbursed and voluntarily reduced.....     (124,157)
                                                     -----------
     Net expenses..................................       79,961
                                                     -----------
   Net investment income...........................      148,011
                                                     -----------
 REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS:
   Net realized gains (losses) from investment
     transactions..................................      (20,598)
   Net change in unrealized appreciation
     (depreciation) from investments...............    2,000,351
                                                     -----------
     Net realized/unrealized gains (losses) from
      investments..................................    1,979,753
                                                     -----------
     Change in net assets resulting from
      operations...................................  $ 2,127,764
                                                     -----------
                                                     -----------

------------------------

(a) Period from commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-56
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM JUNE 3, 1997 THROUGH DECEMBER 31, 1997 (A)

 FROM INVESTMENT ACTIVITIES:
 OPERATIONS:
   Net investment income...........................  $    148,011
   Net realized gains (losses) from investment
     transactions..................................       (20,598)
   Net change in unrealized appreciation
     (depreciation) from investments...............     2,000,351
                                                     ------------
   Change in net assets resulting from
     operations....................................     2,127,764
                                                     ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income......................      (148,011)
   In excess of net investment income..............       (32,999)
   In excess of net realized gains from investment
     transactions..................................        (3,257)
                                                     ------------
   Change in net assets from shareholder
     distributions.................................      (184,267)
                                                     ------------
 CAPITAL TRANSACTIONS:
   Proceeds from shares issued.....................    26,843,035
   Dividends reinvested............................        42,402
                                                     ------------
   Change in net assets from capital
     transactions..................................    26,885,437
                                                     ------------
   Change in net assets............................    28,828,934

 NET ASSETS:
   Beginning of period.............................       --
                                                     ------------
   End of period...................................  $ 28,828,934
                                                     ------------
                                                     ------------
 SHARE TRANSACTIONS:
   Issued..........................................     2,423,169
   Reinvested......................................         3,774
                                                     ------------
   Change in shares................................     2,426,943
                                                     ------------
                                                     ------------

(a) Period from commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-57
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994 and is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Trust presently offers series of shares of the BB&T Growth & Income Fund (the "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchases.

    The investment objective of the Fund is to seek to provide capital growth, current income or both. Under normal market conditions, it seeks this objective by investing primarily in stocks, which may include common stock, preferred stock, warrants, or debt instruments that are convertible into common stock.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange listed securities are valued at the closing sales price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid price is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    All other assets and securities, including securities for which market quotations are not readily available, are valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Fund may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that Branch Banking and Trust Company ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Act.

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferrals of certain losses.

    FEDERAL INCOME TAXES--It is the intention of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital

           --------------------------------------------------- MF-58
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1997
    gains sufficient to relieve it from all, or substantially all, federal income taxes.

    ORGANIZATION COSTS--Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Fund in the same proportion as the number of said shares of that Fund that are outstanding at time of redemption.

    OTHER--Expenses that are directly related to the Fund are charged directly to the Fund.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the period from June 3, 1997 (commencement of operations) through December 31, 1997 are as follows:

                                  PURCHASES       SALES
                                -------------  ------------
Growth & Income Fund..........  $  27,234,513  $  1,117,501

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Fund.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), with whom certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS and the Trust, BISYS's fees are computed daily as a percentage of the average net assets of the Fund. BISYS also serves, without compensation, as Distributor to the Fund. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Fund as transfer agent and mutual fund accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended December 31, 1997:

INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
    reductions (percentage of average
    daily net assets)..................       0.74%
  Voluntary fee reductions.............  $  33,638

ADMINISTRATION FEES:
  Annual fee before voluntary fee
    reductions (percentage of average
    daily net assets)..................       0.20%
  Voluntary fee reductions.............  $  13,138

EXPENSES REIMBURSED BY BB&T:             $  77,381
TRANSFER AGENT AND FUND ACCOUNTANT
  FEES:                                  $  24,632

 5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the taxable year ended December 31, 1997, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

FUND                                              PERCENTAGE
-----------------------------------------------  -------------
Growth & Income Fund...........................         0.00%

    For federal income tax purposes, the Fund did not have capital loss carryforwards as of December 31, 1997, which are available to offset future capital gains, if any.

    Under current tax law, capital losses realized after October 31 within the Fund's fiscal year may be deffered and treated as occuring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 1998:

                                              POST OCTOBER
                                                 CAPITAL
                                                 LOSSES
                                              -------------
Growth & Income Fund........................   $    23,855

           --------------------------------------------------- MF-59
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 BB&T GROWTH & INCOME FUND
 FINANCIAL HIGHLIGHTS
 FOR THE PERIOD FROM JUNE 3, 1997 THROUGH DECEMBER 31, 1997 (A)

NET ASSET VALUE, BEGINNING OF PERIOD................................................................  $   10.00
                                                                                                      ---------
INVESTMENT ACTIVITIES:
  Net investment income.............................................................................       0.10
  Net realized/unrealized gains from investments....................................................       1.89
                                                                                                      ---------
  Total from investment activities..................................................................       1.99
                                                                                                      ---------

DISTRIBUTIONS:
  From net investment income........................................................................      (0.10)
  In excess of net investment income................................................................      (0.01)
  In excess of net realized gains from investment transactions......................................       0.00
                                                                                                      ---------
  Total distributions...............................................................................      (0.11)
                                                                                                      ---------
NET ASSET VALUE, END OF PERIOD......................................................................  $   11.88
                                                                                                      ---------
                                                                                                      ---------
  Total return......................................................................................      19.96%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets, at end of period (000)................................................................  $  28,829
  Ratio of expenses to average net assets...........................................................       0.91%(c)
  Ratio of net investment income to average net assets..............................................       1.68%(c)
  Ratio of expenses to average net assets*..........................................................       2.31%(c)
  Ratio of net investment income to average net assets*.............................................       0.28%(c)
  Portfolio turnover................................................................................       7.75%
  Average commission rate paid......................................................................  $  0.0706(d)

------------------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Represents the dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occured, the ratios would have been as indicated.

           --------------------------------------------------- MF-60
              ---------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

 TO THE SHAREHOLDERS AND TRUSTEES OF
 THE BB&T GROWTH & INCOME FUND

 We have audited the accompanying statement of assets and liabilities of the BB&T Growth & Income Fund including the schedule of investments as of December 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the period from June 3, 1997 through December 31, 1997. These financial statements and financial highlights are the responsibility of the BB&T Growth & Income Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BB&T Growth & Income Fund as of December 31, 1997, and the results of operations, the changes in net assets and the financial highlights for the period referred to above in conformity with generally accepted accounting principles.

 Columbus, Ohio
 February 9, 1998                                       COOPERS & LYBRAND L.L.P.

           --------------------------------------------------- MF-61
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 1997

PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
----------                                              -----------
U.S. TREASURY BILLS -- 2.7%
 $  65,000  4.90%, 1/29/98............................  $    64,758
                                                        -----------
            Total U.S. treasury bills.................       64,758
                                                        -----------

  SHARES
----------
COMMON STOCKS -- 66.8%
            AUTOMOBILES -- 1.7%
       850  Ford Motor Co.............................       41,384
                                                        -----------
            BANKS -- 9.1%
     1,250  Banc One Corp.............................       67,890
       450  Bankers Trust New York Corp...............       50,597
       400  JP Morgan & Co., Inc......................       45,150
       850  Wilmington Trust Corp.....................       53,019
                                                        -----------
                                                            216,656
                                                        -----------
            CHEMICALS - SPECIALTY -- 2.3%
       950  PPG Industries, Inc.......................       54,269
                                                        -----------
            COMPUTERS AND PERIPHERALS -- 1.7%
       650  Hewlett-Packard Co........................       40,625
                                                        -----------
            ELECTRICAL EQUIPMENT -- 3.9%
       950  Emerson Electric Co.......................       53,615
       550  General Electric Co.......................       40,356
                                                        -----------
                                                             93,971
                                                        -----------
            ELECTRONIC & ELECTRICAL -- 3.9%
       850  AMP, Inc..................................       35,700
       700  Kent Electronics Corp. (b)................       17,587
       700  Motorola, Inc.............................       39,944
                                                        -----------
                                                             93,231
                                                        -----------
            ENGINEERING -- 2.0%
     1,300  Fluor Corp................................       48,587
                                                        -----------
            FOOD DISTRIBUTORS -- 1.9%
     1,000  Sysco Corp................................       45,563
                                                        -----------
            FOOD PROCESSING & PACKAGING -- 5.5%
     1,300  Dole Food Traces CVP......................       56,550
       500  General Mills, Inc........................       35,813
       750  H.J. Heinz Co.............................       38,109
                                                        -----------
                                                            130,472
                                                        -----------
            HEALTH CARE -- 1.8%
       650  Johnson & Johnson.........................       42,819
                                                        -----------
            HOUSEHOLD GOODS -- 2.2%
     1,900  Tupperware Corp...........................       52,963
                                                        -----------
            OFFICE EQUIPMENT & SUPPLIES -- 2.1%
       550  Pitney Bowes, Inc.........................       49,465
                                                        -----------
            OIL - INTEGRATED -- 3.8%
       600  Amoco Corp................................       51,075
       650  Exxon Corp................................       39,772
                                                        -----------
                                                             90,847
                                                        -----------
                                                          MARKET
  SHARES                                                   VALUE
----------                                              -----------
            PHARMACEUTICALS -- 7.6%
       850  American Home Products Corp...............  $    65,025
       550  Merck & Co., Inc..........................       58,438
     1,600  Pharmacia & Upjohn, Inc...................       58,600
                                                        -----------
                                                            182,063
                                                        -----------
            RAILROAD -- 1.2%
       900  Norfolk Southern Co.......................       27,731
                                                        -----------
            RESTAURANTS -- 2.1%
     1,050  McDonald's Corp...........................       50,138
                                                        -----------
            RETAIL -- 4.7%
       900  J.C. Penney Co., Inc......................       54,281
     1,300  Sears, Roebuck & Co.......................       58,825
                                                        -----------
                                                            113,106
                                                        -----------
            RUBBER AND RUBBER PRODUCTS -- 1.5%
       850  B.F. Goodrich Co..........................       35,222
                                                        -----------
            STEEL -- 1.7%
     1,600  Allegheny Teledyne, Inc...................       41,400
                                                        -----------
            TOBACCO -- 2.3%
     1,200  Philip Morris Cos., Inc...................       54,375
                                                        -----------
            UTILITIES - NATURAL GAS -- 1.9%
     1,200  Pacific Enterprises.......................       45,150
                                                        -----------
            UTILITIES - TELECOMMUNICATIONS -- 1.9%
     1,000  U.S. West Communications Group............       45,125
                                                        -----------
            Total common stocks.......................    1,595,162
                                                        -----------
PREFERRED STOCKS -- 22.3%
            BANKING -- 2.4%
     2,000  National Australia Bank...................       56,875
                                                        -----------
            COMMUNICATION -- 1.9%
       750  Salomon, Inc..............................       44,438
                                                        -----------
            FINANCIAL SERVICES -- 5.5%
     1,150  IMC Global CVP............................       39,675
       500  Jefferson Pilot/Nationsbank...............       53,500
     1,100  MCN Energy Group, Inc.....................       37,675
                                                        -----------
                                                            130,850
                                                        -----------
            INDUSTRIAL -- 12.5%
     1,000  DECS Trust II/Royal Group Technology......       23,625
     3,900  Hollinger International...................       50,213
       950  Microsoft Corp............................       85,381
       700  Ralston Purina Co.........................       48,738
     1,000  SunAmerica, Inc...........................       46,562
       700  Tosco Financing Trust.....................       44,712
                                                        -----------
                                                            299,231
                                                        -----------
            Total preferred stocks....................      531,394
                                                        -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-62
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 DECEMBER 31, 1997

PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
----------                                              -----------
 CONVERTIBLE BONDS -- 7.9%
            COMMERCIAL GOODS & SERVICES -- 1.3%
$   30,000  Adaptec, Inc., 4.75% due 2/1/04...........  $    30,975
                                                        -----------
            ELECTRICAL EQUIPMENT -- 1.0%
    30,000  Kent Electronics Corp., 4.50% due
              9/1/04..................................       24,938
                                                        -----------
            INDUSTRIAL -- 5.6%
    25,000  Diamond Offshore Drill, 3.75% due
              2/15/07.................................       33,500
    30,000  Parker Drilling Corp., 5.50% due 8/1/04...       32,287
    30,000  Tenet Healthcare, 6.00% due 12/1/05.......       28,313
    40,000  Xilinx, Inc., 5.25% due 11/1/02...........       38,950
                                                        -----------
                                                            133,050
                                                        -----------
            Total convertible bonds...................      188,963
                                                        -----------

  SHARES
----------
INVESTMENT COMPANIES -- 5.0%
   118,882  AmSouth Prime Obligations Fund............      118,882
                                                        -----------
            Total investment companies................      118,882
                                                        -----------
            Total (cost -- $2,464,274) (a)............  $ 2,499,159
                                                        -----------
                                                        -----------

--------------------------
Percentages indicated are based on net assets of $2,386,666.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation......................  $  59,411
Unrealized depreciation......................    (24,526)
                                               ---------
Net unrealized appreciation..................  $  34,885
                                               ---------
                                               ---------

(b) Non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-63
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1997

 ASSETS:
   Investments, at value (cost $2,464,274).........  $ 2,499,159
   Cash............................................       36,478
   Interest and dividends receivable...............        9,051
   Receivable for investment securities sold.......       78,446
   Unamortized organizational costs................        9,085
   Prepaid expenses and other assets...............          700
   Receivable from advisor.........................       10,774
                                                     -----------
       Total assets................................    2,643,693
                                                     -----------
 LIABILITIES:
   Payable for investment securities purchased.....      244,721
   Accrued expenses and other payables:
     Variable contract owner servicing fees........          514
     Audit fees....................................        4,830
     Insurance fees................................        1,795
     Printing fees.................................        2,484
     Transfer agent fees...........................           52
     Trustee fees and expenses.....................        1,004
     Other.........................................        1,627
                                                     -----------
       Total liabilities...........................      257,027
                                                     -----------
 NET ASSETS:
   Capital.........................................    2,353,337
   Undistributed net investment income.............          517
   Net unrealized appreciation (depreciation) from
     investments...................................       34,885
   Accumulated undistributed net realized gains
     (losses) from investment transactions.........       (2,073)
                                                     -----------
       Net assets..................................  $ 2,386,666
                                                     -----------
                                                     -----------
 Outstanding units of beneficial interest
   (shares)........................................      233,190
                                                     -----------
                                                     -----------
 Net asset value -- offering and redemption price
   per share.......................................  $     10.23
                                                     -----------
                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-64
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM OCTOBER 23, 1997 THROUGH DECEMBER 31, 1997 (A)

INVESTMENT INCOME:
  Interest income..................................................................................  $   1,517
  Dividend income..................................................................................      5,895
                                                                                                     ---------
    Total income...................................................................................      7,412
                                                                                                     ---------
EXPENSES:
  Variable contract owner servicing fees...........................................................        514
  Accounting fees..................................................................................        207
  Administration fees..............................................................................        411
  Audit fees.......................................................................................      4,830
  Insurance fees...................................................................................      1,795
  Investment advisory fees.........................................................................      1,234
  Legal fees.......................................................................................        759
  Organizational fees..............................................................................      1,449
  Printing fees....................................................................................      2,484
  Transfer agent fees..............................................................................         69
  Trustee fees and expenses........................................................................      1,173
                                                                                                     ---------
  Total expenses before reimbursements and voluntary reductions....................................     14,925
  Expenses reimbursed and voluntarily reduced......................................................    (12,419)
                                                                                                     ---------
    Net expenses...................................................................................      2,506
                                                                                                     ---------
  Net investment income............................................................................      4,906
                                                                                                     ---------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
  Net realized gains (losses) from investment transactions.........................................     (2,073)
  Net change in unrealized appreciation (depreciation) from investments............................     34,885
                                                                                                     ---------
    Net realized/unrealized gains (losses) from investments........................................     32,812
                                                                                                     ---------
    Change in net assets resulting from operations.................................................  $  37,718
                                                                                                     ---------
                                                                                                     ---------

(a) Period from commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-65
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM OCTOBER 23, 1997 THROUGH DECEMBER 31, 1997 (A)

 FROM INVESTMENT ACTIVITIES:
 OPERATIONS:
   Net investment income...........................  $     4,906
   Net realized gains (losses) from investment
     transactions..................................       (2,073)
   Net change in unrealized appreciation
     (depreciation) from investments...............       34,885
                                                     -----------
   Change in net assets resulting from
     operations....................................       37,718
                                                     -----------
 DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income......................       (4,389)
                                                     -----------
   Change in net assets from shareholder
     distributions.................................       (4,389)
                                                     -----------
 CAPITAL TRANSACTIONS:
   Proceeds from shares issued.....................    2,348,968
   Dividends reinvested............................        4,389
   Cost of shares redeemed.........................          (20)
                                                     -----------
   Change in net assets from capital
     transactions..................................    2,353,337
                                                     -----------
   Change in net assets............................    2,386,666

 NET ASSETS:
   Beginning of period.............................      --
                                                     -----------
   End of period...................................  $ 2,386,666
                                                     -----------
                                                     -----------
 SHARE TRANSACTIONS:
   Issued..........................................      232,760
   Reinvested......................................          432
   Redeemed........................................           (2)
                                                     -----------
   Change in shares................................      233,190
                                                     -----------
                                                     -----------

(a) Period from commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-66
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1997

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. Between the date of organization and the date of commencement of Trust operations, the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

    The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund (the "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The investment objective of the Fund is to seek to provide above average income and capital appreciation. It seeks this objective by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stock, such as convertible bonds and convertible preferred stocks.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION-- Exchange listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    All other assets and securities, including securities for which market quotations are not readily available, are valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Fund may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that AmSouth Bank ("AmSouth") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/ Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Act.

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferrals of certain losses.

    FEDERAL INCOME TAXES--It is the intention of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    ORGANIZATION COSTS--Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the

           --------------------------------------------------- MF-67
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 DECEMBER 31, 1997
    straight-line method over a period of two years from the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Fund in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

    OTHER--Expenses that are directly related to the Fund are charged directly to the Fund.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the period from October 23, 1997 (commencement of operations) through December 31, 1997 were as follows:

                                     PURCHASES      SALES
                                    ------------  ---------
Equity Income Fund................  $  2,308,651  $  68,099

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of the Fund. Sub-advisory services are provided to the Fund by Rockhaven Asset Management, LLC ("Rockhaven"). Under the terms of the sub-advisory agreement, Rockhaven is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund, provided that if AmSouth waives a portion of its investment advisory fee, Rockhaven has agreed that its sub-advisory fee shall not exceed 60% of AmSouth's net investment advisory fee.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS and the Trust, BISYS' fees are computed daily as a percentage of the average net assets of the Fund. BISYS also serves, without compensation, as Distributor to the Fund. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Fund as transfer agent and mutual fund accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate 0.25% of the average daily net assets of the Fund.

    Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended December 31, 1997:

INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
    reductions and reimbursements
    (percentage of average daily net
    assets)............................       0.60%
  Voluntary fee reductions.............  $   1,234
  Voluntary fee reimbursements.........  $  10,774

ADMINISTRATION FEES:
  Annual fee before voluntary fee
    reductions (percentage of average
    daily net assets)..................       0.20%
  Voluntary fee reductions.............  $     411

VARIABLE CONTRACT OWNER SERVICING FEES:
  Annual fee (percentage of average
    daily net assets)..................       0.25%
TRANSTER AGENT AND FUND ACCOUNTING
  FEES:................................  $     276

 5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the taxable year ended December 31, 1997, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

FUND                                             PERCENTAGE
-----------------------------------------------  -----------
Equity Income Fund.............................        0.00%

    For federal income tax purposes, the Fund did not have capital loss carryforwards as of December 31, 1997, which are available to offset future capital gains, if any.

    Under current tax law, capital losses realized after October 31 within the Fund's fiscal year may be deferred and treated as occuring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 1998:

                                              POST-OCTOBER
                                                 CAPITAL
                                                 LOSSES
                                              -------------
Equity Income Fund..........................    $   2,073

           --------------------------------------------------- MF-68
              ---------------------------------------------------

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

 AMSOUTH EQUITY INCOME FUND
 FINANCIAL HIGHLIGHTS
 FOR THE PERIOD FROM OCTOBER 23, 1997 THROUGH DECEMBER 31, 1997 (A)

NET ASSET VALUE, BEGINNING OF PERIOD.............................................................  $   10.00
                                                                                                   ---------
INVESTMENT ACTIVITIES:
  Net investment income..........................................................................       0.03
  Net realized and unrealized gains..............................................................       0.23
                                                                                                   ---------
  Total investment activities....................................................................       0.26
                                                                                                   ---------

DISTRIBUTIONS:
  Net investment income..........................................................................       (.03)
                                                                                                   ---------
  Total distributions............................................................................       (.03)
                                                                                                   ---------
NET ASSET VALUE, END OF PERIOD...................................................................  $   10.23
                                                                                                   ---------
                                                                                                   ---------
  Total return...................................................................................       2.27%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000).............................................................  $   2,387
  Ratio of expenses to average net assets........................................................       1.22%(c)
  Ratio of net investment income to average net assets...........................................       2.39%(c)
  Ratio of expenses to average net assets*.......................................................       7.26%(c)
  Ratio of net investment income to average net assets*..........................................      (3.65%)(c)
  Portfolio turnover rate........................................................................       4.00%
  Average commission rate paid...................................................................  $    0.06(d)

------------------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Represents the dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

* During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           --------------------------------------------------- MF-69
              ---------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

 TO THE SHAREHOLDERS AND TRUSTEES OF
 THE AMSOUTH EQUITY INCOME FUND

 We have audited the accompanying statement of assets and liabilities of the AmSouth Equity Income Fund including the schedule of investments as of December 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the period from October 23, 1997 through December 31, 1997. These financial statements and financial highlights are the responsibility of the AmSouth Equity Income Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and verification by examination of securities owned as of December 31, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AmSouth Equity Income Fund as of December 31, 1997, and the results of operations, the changes in net assets and the financial highlights for the period referred to above in conformity with generally accepted accounting principles.

 Columbus, Ohio
 February 9, 1998                                       COOPERS & LYBRAND L.L.P.

           --------------------------------------------------- MF-70
              ---------------------------------------------------